UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1.	Report to Shareholders.

WASATCHGLOBAL . COM MARCH 31, 2020 2020 Semi-Annual Report Fund Investor Institutional Name Class Class Wasatch Core Growth Fund WGROX WIGRX Wasatch Emerging India Fund WAINX WIINX Wasatch Emerging Markets Select Fund WAESX WIESX Wasatch Emerging Markets Small Cap Fund WAEMX WIEMX Wasatch Frontier Emerging Small Countries Fund WAFMX WIFMX Wasatch Global Opportunities Fund WAGOX WIGOX Wasatch Global Select Fund WAGSX WGGSX Wasatch Global Value Fund FMIEX WILCX Wasatch International Growth Fund WAIGX WIIGX Fund Investor Institutional Name Class Class Wasatch International Opportunities Fund WAIOX WIIOX Wasatch International Select Fund WAISX WGISX Wasatch Micro Cap Fund WMICX WGICX Wasatch Micro Cap Value Fund WAMVX WGMVX Wasatch Small Cap Growth Fund WAAEX WIAEX Wasatch Small Cap Value Fund WMCVX WICVX Wasatch Ultra Growth Fund WAMCX WGMCX Wasatch-Hoisington U.S. Treasury Fund WHOSX Beginning January 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Wasatch Funds shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Wasatch Funds or from your financial intermediary, (such as a broker-dealer or bank). Instead, reports will be made available on Wasatch Funds’ website wasatchglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Wasatch Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with Wasatch Funds, by calling 800.551.1700 or by enrolling in “eDelivery” by logging into your account at https://wasatchfunds.olaccess.com. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with Wasatch Funds, you can call 800.551.1700 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Wasatch Funds held in your account if you invest through a financial intermediary or all Wasatch Funds held with the fund complex if you invest directly with Wasatch Funds.

WASATCH FUNDS

Salt Lake City, Utah

wasatchglobal.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — TRUSTING OUR INSTRUMENTS

JB Taylor CEO, Portfolio Manager and Head of U.S. Small Cap Investing	Ajay Krishnan, CFA Portfolio Manager and Head of Emerging Markets Investing

DEAR FELLOW SHAREHOLDERS:

If you Google “trust your…,” some of the most-frequent entries you will see are “trust your gut,” “trust your instincts” and “trust your intuition.” While these are important considerations during the current health and economic crisis, we think they must be balanced with the equally important “trust your instruments” — a fundamental principle in the field of aviation.

A pilot initially learns to navigate using visual reference points on the ground. But at higher altitude, especially under stormy conditions, reference points outside the cockpit mostly disappear. For these circumstances, a pilot is taught to override the body’s physical senses — and instead pay close attention to the instrument display panel. In fact, a pilot flying when visibility is poor must rely almost exclusively on the display indicators.

In our investment process, we benefit from both subjective analysis and our version of “trusting our instruments.” As we steer through the current environment characterized by extreme stock-market volatility and a particularly uncertain future, the objectivity of our instruments has become increasingly valuable. Indeed, our instruments indicate that our funds are on course —  invested in what we believe are strong companies at appropriate position sizes.

A BATTLE OF EXPONENTIAL FORCES

For stocks, the quarter ended March 31, 2020 included one of the worst periods on record. Stocks of companies — large and small, around the world and across all sectors — fell in a synchronous fashion. What was staggering, beyond the magnitude of the declines, was the speed at which stocks fell. Nearly all equity indexes declined between -30% and -40% over the four-week period between February 20 and March 20.

For a pilot, this would be the equivalent of flying through sunny, cloudless skies in one moment and through a Category 5 hurricane in the next. With unthinkable speed, we dove from record employment numbers in the U.S. to a probable global recession. The sad reality of the attempt to limit the spread of the novel coronavirus is a massive coordinated global slowdown in human interaction and commerce, with most businesses in every sector taking punishment in the storm.

The unprecedented uncertainty is due to the coronavirus’s exponential infection rate among the world’s population. However, we remain hopeful based on global responses. Medical responses include the fast-track development of potential vaccines and antiviral drugs. Economic responses consist of unprecedented monetary and fiscal measures. To paraphrase New York Times columnist Thomas Friedman, we are in a battle of exponential forces. Globally, citizens are working to counter Covid-19’s negative exponential force with an overwhelmingly positive exponential force.

The current crisis is the equivalent of a massive slowdown in the global “income statement,” figuratively speaking, compared to the 2008-09 global financial crisis, which saw a sudden evaporation of the global “balance sheet” due to enormous levels of bad credit. A struggling income statement can recover, provided the balance sheet is strong. It’s encouraging that the monetary and fiscal measures enacted — cash payments for workers, accessible low-interest loans for small businesses and massive influxes of banking liquidity — seem properly focused on preventing the current “income statement” problem from becoming a larger “balance sheet” issue.

Once the crisis has abated, we expect that our funds will be well-positioned with investments in companies benefiting from the renewed economic upturn — and not only in the U.S. Other countries have been just as diligent, or even more so, with their own medical and economic responses to the virus. And because world-wide economies had been relatively strong before the outbreak, we believe our companies will pick up not too far from where they had left off — even if there are hiccups along the way.

THE WASATCH RESPONSE

Our response during a typical market correction is generally to hold steady. After all, if we liked our companies going into the selloff, we should still like them afterwards — especially at the resulting less-expensive prices.

Therefore, even though this has not been a typical market correction, we are making very few changes to our growth-oriented funds. We generally invest in companies that we consider high quality. We have found that during market downturns, investors tend to prefer high-quality names — even those considered somewhat expensive.

Many of Wasatch’s long-term, alpha-producing track records have been generated by outperforming in down markets, and true to form, our funds have generally outperformed in the current downturn. During the past few years, it has been especially gratifying to see our growth-oriented funds generate benchmark-beating returns on both the downside and the upside.

Looking forward, it’s impossible to predict short-term performance, especially under the current “anything-but-normal” conditions. But we think our funds are well-situated compared to their benchmarks. Generally speaking, our companies have long records of stronger sales and earnings growth, higher returns on capital, better cash flows and, importantly, much healthier balance sheets.

Sometimes the hardest thing to do in investing is to not do anything. Because we have navigated severe market volatility many times before, we know what tends to work and we understand the value of keeping our emotions in check. These experiences, in turn, have given us the courage to trust the research we have already done. The overwhelming majority of our investments are in companies that we believe are built to withstand harsh economic shocks.

MARCH 31, 2020 (UNAUDITED)

To be prepared for scenarios in which the current crisis becomes longer and deeper than we expect, the Wasatch research team has re-analyzed and stress-tested every company we own for balance-sheet strength and the ability to endure relatively long-term hits to sales and earnings. We have adjusted weightings in companies for which we see increased or decreased potential, and we have sold a few names where our outlook for their long-term growth prospects has changed (which may not necessarily be due to recent events). As always, we continue to assess new opportunities — especially since many companies on our wish lists have fallen to once-in-a-decade valuations.

It’s important to emphasize that market cycles consist of two phases. One phase is the downturn, during which Wasatch has performed admirably in the current cycle. The other is the ensuing recovery, the start of which can only be determined in hindsight.

Because the stocks that hold up better during a significant downturn are sometimes the same ones that performed relatively well before the downturn, portfolio adjustments may not be necessary. But a recovery rally off the market bottom can be trickier to navigate. That’s not to say a static portfolio will necessarily perform poorly during a recovery rally. It’s just that moderate alterations to the portfolio can often improve performance.

For example, our historical research and firsthand insights — which are our versions of “flight-control instruments” — indicate that some of our biggest decliners during the downturn may also be some of our largest winners during the recovery. So, rather than selling these positions based on what might look like deteriorating fundamentals, we may prudently add to current weights at lower prices.

The idea is that, unlike run-of-the-mill market corrections, crisis-induced precipitous declines often warrant increasing weights in what seem like “higher-risk” holdings. To be prepared, we have re-analyzed all our fund holdings and watch-list names. This continues to give us the conviction to increase position sizes and make incremental investments in companies whose stocks get punished particularly unfairly in our view.

MAINTAINING OUR LONG-TERM PERSPECTIVE

We think patience is our most-important asset. We remain steadfast in our bottom-up research process. Above all, we are long-term investors focused on paying reasonable prices for high-quality companies. We think quality is especially important during a crisis because exceptional companies often increase their competitive advantages in times of stress, even when short-term sales and earnings decline on an absolute basis. After the crisis, these companies are particularly well-positioned to grow and take even more market share over the long term.

In closing, we would like to note that we as a firm believe it’s important to support public-health officials in containing Covid-19. As such, Wasatch has temporarily halted business travel. And members of our team have redoubled their efforts to minimize the impact on our operations.

For example, many of our scheduled in-person research meetings have been converted into technology-enabled “virtual visits.” Moreover, we have been impressed that the companies we own and those that we are considering for investment have been universally accommodative, so we have been able to get the information we need to do our jobs with remarkably few impediments.

Finally, out of an abundance of caution for the safety of our staff and the broader community, most of our employees are working from home. Please note that all business functions are fully operational and all lines of communication with Wasatch remain open.

With sincere thanks for your continuing investment and for your trust,

JB Taylor	Ajay Krishnan

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by the CFA Institute.

Wasatch Global Investors is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Global Investors.

Definitions of financial terms and index descriptions and disclosures begin on page 38.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

Equity prices of small growth companies see-sawed from gains to coronavirus-induced losses before partially rebounding near the end of the quarter ended March 31, 2020. Small-company stocks generally declined more than large-company names, and the benchmark Russell 2000 Index dropped -30.61% for the quarter. Meanwhile, the Russell 2000 Growth Index lost -25.76%. Declining less than these indexes, the Wasatch Core Growth Fund — Investor Class fell -23.93%.

Given the magnitude of Covid-19 repercussions, pundits have drawn comparisons to the 2008-09 global financial crisis (GFC). For our part, we see a distinction in that the current crisis is the equivalent of a massive slowdown in the global “income statement,” whereas the GFC entailed a sudden evaporation of the global “balance sheet” due to enormous levels of bad credit. A struggling income statement can recover, provided the balance sheet is strong. It’s encouraging that the monetary and fiscal measures enacted seem properly focused on preventing the current “income statement” problem from becoming a larger “balance sheet” issue.

DETAILS OF THE QUARTER

By sector, stock picking in consumer discretionary, information technology and real estate aided the Fund’s performance relative to its Russell 2000 benchmark. We also benefited from not having exposure to energy, by far the weakest area of the market. The industrials sector subtracted the most from the Fund’s return. Our industrial companies held up better than their Index peers, but our overweight position detracted from performance relative to the benchmark.

The top contributor to Fund performance was Five9, Inc., a provider of contact-center software that’s managed and hosted from the cloud. The company offers real-time and historical reporting, quality monitoring, and workforce and customer-relationship-management integrations. The superiority of cloud-based software has become especially evident during the pandemic. On a longer-term basis, Five9 has competitive advantages that make it the dominant growth company in its industry.

Another contributor was DocuSign, Inc. The company’s e-signature software enables businesses to digitally prepare and execute agreements. DocuSign has been experiencing rapid sales gains and improved growth prospects. With the pandemic scattering corporate operations to home offices and curtailing travel, DocuSign is positioned to benefit as more companies sign contracts over the internet.

The largest detractor from performance was Euronet Worldwide, Inc., a provider of electronic solutions for financial transactions in the U.S., Europe and Asia. Euronet’s offerings include financial-payment middleware, financial-network gateways, outsourcing and consulting. The stock fell due to the anticipated drop-off in financial transactions amid a global economic slowdown. Over the long term, we think Euronet is well-positioned for double-digit annual sales growth and meaningfully improved earnings.

An additional detractor was Monro, Inc., which operates a chain of shops for automotive repairs and tires. These shops provide a broad range of services and parts related to brakes, mufflers, exhaust systems, steering mechanisms, drive trains, suspensions, wheel alignments and routine maintenance. At the current stock price, we like Monro based on our expectations that the company will increase revenues, margins and free cash flows.

OUTLOOK

Wasatch’s core expertise is the fundamental analysis of individual companies. In this regard, we liked our portfolio companies going into the selloff and we still like them now.

Compared to the benchmark, our companies generally have long records of stronger sales and earnings growth, higher returns on capital, better cash flows and, importantly, much healthier balance sheets. The Wasatch research team spent several weeks re-analyzing every company we own and scanning for new opportunities. We’ve adjusted company weightings where we see increased potential or weakness, and we’ve sold a handful of names for which we viewed upside potential as inadequate.

Having outpaced our benchmark during the initial phases of the Covid-19 turmoil, we’re acutely aware that the race is never over. In market panics, extreme risk aversion can cause investors to unfairly punish the stocks of companies whose long-term businesses remain strong — but whose near-term prospects are much less certain, or perhaps even quite poor. Such panics sometimes do not burn themselves out until high-quality stocks with some perceived risk are beaten down to the point that they may actually be the least-risky names. To the extent that we believe risk has become mispriced, we’ll continue to seek opportunities to selectively take it on.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	-17.26%	-12.13%	5.40%	11.12%
Core Growth (WIGRX) — Institutional	-17.22%	-12.02%	5.53%	11.22%
Russell 2000® Index	-23.72%	-23.99%	-0.25%	6.90%
Russell 2000® Growth Index	-17.31%	-18.58%	1.70%	8.89%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.19% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Trex Co., Inc.	3.5%

Tyler Technologies, Inc.	3.4%

ICON plc (Ireland)	3.4%

Pool Corp.	3.3%

Proofpoint, Inc.	2.9%

Company	% of Net Assets

Five9, Inc.	2.8%

Balchem Corp.	2.8%

Monolithic Power Systems, Inc.	2.7%

RBC Bearings, Inc.	2.7%

Euronet Worldwide, Inc.	2.6%

**

As of March 31, 2020, there were 53 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Portfolio Manager	OVERVIEW Stocks in India posted steep losses during the quarter ended March 31, 2020 as the nation went into a lockdown to halt the spread of Covid-19.

The Wasatch Emerging India Fund — Investor Class slipped -28.12% for the quarter. The Fund declined less than its benchmark, the MSCI India Investable Market Index (IMI), which fell -31.79%.

Although the spread of Covid-19 in India appeared to be slow, Prime Minister Narendra Modi announced a three-week lockdown designed to replicate China’s success in containing the outbreak. To cushion the impact on the nation and the economy, the national government announced $22.6 billion in spending aimed primarily at the poor. In addition, state governments implemented relief programs of their own. India’s central bank slashed interest rates and pledged to inject up to $50 billion of cash into the country’s financial system.

DETAILS OF THE QUARTER

The coronavirus lockdown is likely to hinder the ability of households and businesses to repay debt, which added to the woes of Indian financial stocks during the quarter. Our financials declined less than the financials in the Index, providing a source of strength for the Fund relative to its benchmark. The Fund’s largest sources of outperformance were materials and health care, respectively. In these sectors as well, the Fund’s holdings held up substantially better than the corresponding positions in the benchmark.

During a quarter in which defensive investments tended to perform better, our underweight position in consumer staples was a headwind for the Fund. The consumer-staples sector was the best-performing sector of the Index and one of the few areas in which the Fund’s holdings posted steeper declines than the benchmark’s positions.

The Fund’s position in Divi’s Laboratories Ltd. held up well during the quarter. The company produces active pharmaceutical ingredients and intermediates. Divi’s has benefited as international manufacturers of pharmaceuticals shift supply chains out of China or seek secondary sources of supply.

Trent Ltd. is a relatively new position in the Fund. The company operates a chain of retail stores that sell fashion apparel, cosmetics, perfumes and toiletries. We think Trent has the potential to become the “Zara of India.” (Zara, based in Spain, is an apparel retailer that specializes in fast fashion and is one of the largest international retail companies.) We expect Trent to be a strong beneficiary of the formalization of India’s retail landscape, where close to 90% of the industry is dominated by small informal retailers.

Financial companies accounted for many of the Fund’s greatest detractors for the quarter. Among these were Bajaj Finance Ltd., AU Small Finance Bank Ltd. and Aavas Financiers Ltd. Bajaj is a non-bank financial company (NBFC) offering a broad spectrum of lending services. AU is a small finance bank that primarily targets unbanked and underbanked low- and middle-income individuals and small businesses. Aavas is an NBFC specializing in housing loans to low- and middle-income customers in semi-urban and rural areas of India.

After having spoken with the management teams of all three of these companies and making our own analyses based on potential worst-case outcomes, we believe they have ample capital buffers and we expect them to emerge from the Covid-19 crisis even stronger. We have used the sharp declines in their share prices to add selectively to our positions.

OUTLOOK

When the pandemic subsides, India will set about resuming the political and economic progress that has brought steady improvement to the lives of its people since long before the arrival of the coronavirus. Our optimism is based in part on a confluence of factors that have been driving a virtuous circle of progress.

The first such factor is the market-friendly reforms that have been enacted in India. Although the current government tends to receive most of the credit for these reforms, some were in the works before the Modi coalition came into power. Second is India’s young and growing population. Because India is home to one of the youngest populations in the world, a large cohort of Indians will be reaching their peak-productivity, peak-consumption years at roughly the same time. The third key factor is having the world’s lowest prices for mobile-telecommunications data, which have enabled the large-scale digitalization of banking and commerce in India.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	-23.99%	-22.35%	3.16%	7.07%
Emerging India (WIINX) — Institutional	-23.82%	-22.19%	3.34%	7.17%
MSCI India IMI	-28.20%	-32.64%	-3.91%	-1.72%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.68% / Institutional Class: 1.49%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Divi’s Laboratories Ltd. (India)	6.5%

Dr. Lal PathLabs Ltd. (India)	6.1%

Bajaj Finance Ltd. (India)	6.1%

Pidilite Industries Ltd. (India)	5.9%

ICICI Lombard General Insurance Co. Ltd. (India)	5.9%

Company	% of Net Assets

Berger Paints India Ltd. (India)	5.0%

Britannia Industries Ltd. (India)	5.0%

HDFC Bank Ltd. (India)	4.9%

AU Small Finance Bank Ltd. (India)	4.8%

Mindtree Ltd. (India)	4.7%

**

As of March 31, 2020, there were 32 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: April 26, 2011. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

Worries tied to the coronavirus pandemic sent stock prices in emerging markets sharply lower during the quarter ended March 31, 2020. The Wasatch Emerging Markets Select Fund — Investor Class lost -23.42% compared to a decline of -23.60% for its benchmark, the MSCI Emerging Markets Index. Growing fears about the impact of Covid-19 on global demand, supply chains, corporate profits and economic growth jolted financial markets around the world.

In the wake of this crisis, the Wasatch international team spent several weeks re-analyzing every company we own and scanning our investment universe for new opportunities. As expected, our analysis showed that the Fund’s companies have stronger earnings growth, higher returns on equity and returns on assets, and less debt than the average company in the benchmark. We adjusted company weightings where we saw an improvement in the risk/reward potential and sold a few holdings for which we viewed upside potential as inadequate.

DETAILS OF THE QUARTER

Taiwan and Brazil were the Fund’s largest sources of outperformance relative to the benchmark. Taiwan was one of the top-performing emerging markets during the quarter. Its early response and effective containment measures have resulted in fewer cases of Covid-19 compared to most neighboring countries. Brazil was the worst performer in the Index amid mounting concerns about the government’s handling of the crisis and growing tensions between the president and the Congress.

India was the greatest source of weakness against the benchmark. Although the Indian stocks in the Fund fared only slightly worse than those in the benchmark, our overweight position in India was a headwind to performance.

The strongest contributor to Fund performance was Microport Scientific Corp. Based in Shanghai, China, the company manufactures interventional and minimally invasive devices for keyhole surgery. Reports that a well-respected, Asia-focused private-equity firm had acquired an ownership stake sent Microport’s stock price soaring in late February.

Taiwanese holdings Silergy Corp. and ASPEED Technology, Inc. were the second- and third-largest contributors, respectively. Silergy manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. The company reported strong revenues, which helped alleviate concerns that weak demand from China might lead to a protracted slowdown in Silergy’s growth. ASPEED is a fabless designer of integrated circuits specializing in areas that include server management and audio-visual extensions. The company has been benefiting as firms globally add capacity to their data centers to accommodate citizens waiting out the coronavirus under home confinement.

Two Indian financial companies — Bajaj Finance Ltd. and HDFC Bank Ltd. — were the largest and second-largest detractors, respectively. Bajaj is a non-bank financial company offering lending services that include vehicle loans, mortgage loans, consumer loans and commercial loans. HDFC is one of India’s leading private-sector banks. The share prices of both companies tumbled on fears that India’s three-week coronavirus lockdown may trigger a wave of loan defaults. While these concerns appear justified, we believe the stocks of Bajaj and HDFC have been unfairly punished, and we don’t think the long-term franchise of either company has been impaired.

Grupo Aeroportuario del Pacifico S.A.B. de C.V. was also a significant detractor. The company operates international airports in Mexico under contracts with the government. The stock fell sharply on concerns that coronavirus-related declines in airport traffic would significantly reduce the amount of tariff revenue the company collects.

OUTLOOK

While the new coronavirus will likely have broad, short- to medium-term earnings impacts on many businesses — particularly those connected to global supply chains — we don’t currently expect major impairments to the long-term competitive positions of the companies we own. We continue to assess the ability of our companies to weather a severe, prolonged downturn. Because our investment approach already emphasizes high-quality companies with little or no debt and strong cash flows, the results thus far have been favorable.

Moreover, our outreach to company management teams has indicated few changes to their secular outlooks for operations and capital investments. Although we have been forced to temporarily suspend international travel, the Wasatch team maintains an extensive network of contacts throughout the world. We feel confident that disruptions stemming from the pandemic won’t fundamentally threaten the long-term revenue and earnings power of companies owned in the Fund.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	-15.37%	-13.38%	-1.13%	-0.53%
Emerging Markets Select (WIESX) — Institutional	-15.26%	-13.16%	-0.88%	-0.22%
MSCI Emerging Markets Index	-14.55%	-17.69%	-0.37%	-0.42%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.97%, Net: 1.51% / Institutional Class — Gross: 1.43%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Silergy Corp. (Taiwan)	6.9%

MercadoLibre, Inc.	5.6%

Bajaj Finance Ltd. (India)	4.5%

Raia Drogasil S.A. (Brazil)	4.2%

Globant S.A. (Argentina)	3.9%

HDFC Bank Ltd. (India)	3.7%

Company	% of Net Assets

ICICI Lombard General Insurance Co. Ltd. (India)	3.6%

Vitasoy International Holdings Ltd. (Hong Kong)	3.6%

Voltronic Power Technology Corp. (Taiwan)	3.4%

Tencent Holdings Ltd. (China)	3.3%

**

As of March 31, 2020, there were 39 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

‡Inception: December 13, 2012. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Dan Chace, Scott Thomas and Kevin Unger.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Dan Chace, CFA Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager

OVERVIEW

Growing fears about the impact of the coronavirus pandemic on global demand, supply chains, corporate profits and economic growth jolted financial markets and sent emerging-market stock prices plunging during the quarter ended March 31, 2020. The Wasatch Emerging Markets Small Cap Fund  — Investor Class

fell -23.74%, while the benchmark MSCI Emerging Markets Small Cap Index lost -31.37%.

In most countries, our stocks held up better than those in the Index. On average, our companies have stronger earnings growth, higher returns on equity and returns on assets, and less debt than the average benchmark company. The Wasatch international team spent several weeks re-analyzing every company we own and scanning for new opportunities. We adjusted company weightings where we saw an improvement in the risk/reward potential and sold a few holdings for which we viewed upside potential as inadequate.

DETAILS OF THE QUARTER

Brazil and Taiwan were the Fund’s largest sources of outperformance relative to the benchmark. Taiwan was a top-performing emerging market during the quarter. Its early response and effective containment measures have resulted in fewer cases of Covid-19 compared to most neighboring countries. Brazil was one of the Index’s worst performers amid concerns about the government’s handling of the crisis and tensions between the president and the Congress.

Falling oil prices and coronavirus worries weighed on Mexican equities during the quarter. The Fund’s Mexican stocks declined more than their Index counterparts, and our overweight position in Mexico was a headwind to performance.

The strongest contributor to Fund performance for the quarter was Microport Scientific Corp. Based in Shanghai, China, the company manufactures interventional and minimally invasive devices for keyhole surgery. Reports that a well-respected, Asia-focused private-equity firm had acquired an ownership stake sent Microport’s stock price soaring in late February. We trimmed the Fund’s position to maintain its desired weight.

Taiwanese holdings Silergy Corp. and ASPEED Technology, Inc. were the second- and third-largest contributors, respectively.

Silergy manufactures high-performance mixed-signal and analog integrated circuits used in electronic devices. The company reported strong revenues, which helped alleviate concerns that weak demand from China might lead to a protracted slowdown in Silergy’s growth. ASPEED is a fabless designer of integrated circuits specializing in areas that include server management and audio-visual extensions. The company has been benefiting as firms globally add capacity to their data centers to accommodate citizens waiting out the coronavirus under home confinement.

Two Indian financial companies — Bajaj Finance Ltd. and AU Small Finance Bank Ltd. — were the Fund’s largest and second-largest detractors, respectively. Bajaj, a non-bank financial company, offers lending services that include vehicle loans, mortgage loans, consumer loans and commercial loans. AU primarily targets unbanked and underbanked low- and middle-income individuals and small businesses. Both companies’ share prices tumbled on fears that India’s three-week coronavirus lockdown may trigger a wave of loan defaults. While these concerns appear justified, we believe the stocks of Bajaj and AU have been unfairly punished. In our analysis, both lenders are well-capitalized, and their long-term franchises are not impaired.

Grupo Aeroportuario del Centro Norte S.A.B. de C.V. was the third-largest detractor. The company operates international airports in the northern and central regions of Mexico. Its stock price fell sharply on concerns that coronavirus-related declines in airport traffic would significantly reduce tariff revenue.

OUTLOOK

While Covid-19 will likely have broad, short- to medium-term earnings impacts on many businesses — particularly those connected to global supply chains — we don’t currently expect major impairments to the long-term competitive positions of the Fund’s companies. The Wasatch international team continues to stress-test our companies to assess their ability to weather a severe, prolonged downturn. Because we already emphasize high-quality companies with little or no debt and strong cash flows, the results thus far have been favorable.

Moreover, our outreach to company management teams has indicated few changes to their secular outlooks for operations and capital investments. Although we have been forced to temporarily suspend international travel, the Wasatch team maintains an extensive network of contacts throughout the world. We feel confident that disruptions stemming from the pandemic won’t fundamentally threaten the long-term revenue and earnings power of companies owned in the Fund.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Emerging Markets Small Cap (WAEMX) — Investor	-14.97%	-11.97%	-1.10%	2.90%
Emerging Markets Small Cap (WIEMX) — Institutional	-14.53%	-11.87%	-0.93%	2.99%
MSCI Emerging Markets Small Cap Index	-24.83%	-28.98%	-5.17%	-1.34%
MSCI Emerging Markets Index	-14.55%	-17.69%	-0.37%	0.68%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class — Gross: 1.99%, Net: 1.97% / Institutional Class —  Gross: 1.85%, Net: 1.82%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Silergy Corp. (Taiwan)	5.6%

Voltronic Power Technology Corp. (Taiwan)	4.8%

Raia Drogasil S.A. (Brazil)	3.9%

Berger Paints India Ltd. (India)	3.5%

Magazine Luiza S.A. (Brazil)	3.4%

Globant S.A. (Argentina)	3.3%

Company	% of Net Assets

Dr. Lal PathLabs Ltd. (India)	3.3%

ICICI Lombard General Insurance Co. Ltd. (India)	3.3%

ASPEED Technology, Inc. (Taiwan)	3.1%

Vitasoy International Holdings Ltd. (Hong Kong)	2.9%

**

As of March 31, 2020, there were 51 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas.

Scott Thomas, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class finished the quarter ended March 31, 2020 down -31.23%, slightly outperforming its primary benchmark, the MSCI Frontier Emerging Markets Index, which finished the period down -31.56%.

During the quarter, market panic sur-

rounding the Covid-19 pandemic took a dramatic toll on global equity markets. Global governments and central banks have taken swift and unprecedented action. Broadly speaking, the overarching theme has been one of unpredictability as the rapid pace of breaking developments has led to historic market volatility, with drawdowns one day followed by historic rallies the next.

DETAILS OF THE QUARTER

Although currency effects were significant headwinds during the quarter, beneficial stock selection in a number of countries, including Colombia, Peru, Egypt, the Philippines and Argentina, was enough to drive the Fund’s outperformance of its benchmark.

The impact of the coronavirus was broad and spared few markets or companies. Still, some companies weathered the storm relatively well. Among them were Fund holdings TQM Corp. and Delta Brac Housing Finance Corp. We think both companies have bright futures.

TQM is the leading insurance broker in Thailand. We believe the pandemic will have limited impact on TQM’s business. Our research has shown that the company has a pristine balance sheet with ample cash and no debt. We expect TQM to be able to continue gaining market share. Management just set an ambitious insurance-premium target of 50 billion Thai baht by 2026. That’s a compound annual growth rate of more than 21% from 2019.

Our sole holding at the moment in Bangladesh is Delta Brac Housing Finance. We see the company as having a major growth runway, as the penetration of mortgages in Bangladesh is among the lowest in the world. With strong backing from key institutional shareholders, Delta has consistently produced returns on equity of more than 20%. We expect the company to continue to compound earnings as demand for housing remains a long-term constant.

On a country basis, Mexico was the largest detractor from Fund performance versus the Index. Mexico is likely to face numerous challenges stemming from the pandemic. Some estimates project that the Mexican economy could contract by as much as 8%, at least in part due to the impact on the country’s tourism industry and decreased demand for Mexican exports. However, we believe Mexico may also benefit over the longer term, insofar as the crisis motivates organizations to look beyond China as a sole-source manufacturing provider.

The Fund’s largest detractor for the quarter was Qualitas Controladoras S.A.B. de C.V., a Mexican insurance company specializing in automotive insurance and related financial products. In our view, the decline in the company’s share price over the past three months provides a good example of the indiscriminate selling that has been commonplace during this market crisis. Judging from our analysis, Qualitas looks to be capable of weathering the current storm.

Colombia also suffered disproportionally and was one of the worst-performing frontier markets for the three-month period. This was driven in part by the steep decline in oil prices given the importance of oil to the Colombian government’s budget and the economy. Banco Davivienda S.A. detracted from Fund performance for the quarter. The bank, domiciled in Colombia, provides banking services to individuals, families, small and medium-size enterprises and builders. Banco Davivienda is one of the largest lenders in Colombia. We think recent stock-price weakness presents an interesting buying opportunity, as the bank boasts a strong balance sheet and has little direct exposure to oil.

OUTLOOK

Without mincing words: we believe Wasatch is in good shape, as a firm. And we believe the Frontier Emerging Small Countries Fund is similarly well-positioned. As we assess frontier markets and emerging small countries, one thing is clear: We liked our companies going into the selloff, and we still like them now — especially at the current, less-expensive prices. We have conducted in-depth analyses of how our investments are positioned and feel confident that the majority of the Fund’s portfolio companies have much stronger balance sheets, generate stronger earnings growth and have higher returns on equity than the companies represented in the benchmark.

In many of our recent calls, our companies’ management teams have generally been optimistic, seeing the prospect for growth on the other side of the crisis. We believe these companies are well-run and better poised to weather this environment than lower-quality competitors, who are less likely to have the organizational means to maintain operations and serve customers in this challenging time.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	-24.45%	-20.69%	-6.87%	0.73%
Frontier Emerging Small Countries (WIFMX) — Institutional	-24.28%	-20.53%	-6.69%	0.84%
MSCI Frontier Emerging Markets Index	-26.95%	-28.65%	-5.76%	-0.81%
MSCI Frontier Markets Index	-21.73%	-18.96%	-2.85%	2.52%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.30%, Net: 2.20% / Institutional Class —  Gross: 2.15%, Net: 2.00%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

MercadoLibre, Inc.	6.6%

Cleopatra Hospital (Egypt)	5.8%

Raia Drogasil S.A. (Brazil)	5.6%

Philippine Seven Corp. (Philippines)	5.5%

Safaricom plc (Kenya)	4.9%

Company	% of Net Assets

Qualitas Controladora S.A.B. de C.V. (Mexico)	4.5%

Globant S.A. (Argentina)	4.3%

Naspers Ltd., Class N (South Africa)	3.9%

Commercial International Bank S.A.E. (Egypt)	3.9%

FPT Corp. (Vietnam)	3.7%

**

As of March 31, 2020, there were 38 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

‡Inception: January 31, 2012. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan, Ken Applegate and Paul Lambert.

JB Taylor Lead Portfolio Manager Ken Applegate, CFA Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager Paul Lambert Portfolio Manager

OVERVIEW

The Wasatch Global Opportunities Fund —
Investor Class finished the quarter ended March 31, 2020 down -25.43% and outperformed the benchmark MSCI AC (All Country) World Small Cap Index, which finished the period down -30.19%.

The quarter began on a positive note amid

optimism that the trade conflict between the U.S. and China was finally nearing an end. News of a phase-one agreement, signed on January 15, raised hopes for a period of improving relations between the world’s two largest economies. By mid-February, large-cap U.S. stock indexes had pushed to all-time highs, with small caps not far behind. The joy was short-lived, however, as the outbreak of the novel-coronavirus disease in China began spreading to other countries.

Investor concerns about the potential impact of Covid-19 on economic growth and corporate earnings led to a precipitous drop in global markets. Financial markets rallied near the end of the quarter after the Federal Reserve embarked on an open-ended program of quantitative easing and the U.S. government enacted relief legislation of unprecedented scale.

DETAILS OF THE QUARTER

Stock selection, particularly in the U.S., Japan, Australia and Taiwan, drove the Fund’s outperformance of the benchmark.

One of the areas that we think might bounce back quickly and for which we see a favorable tailwind is the information-technology (IT) sector, which was already overweight, comprising over 30% of the Fund versus less than 14% for the benchmark.

In keeping with our long-held optimism for the IT space, Five9, Inc. was the largest individual contributor to Fund performance during the quarter. The company is a cloud software provider for contact centers around the world. Five9’s products include a virtual contact center that acts as a hub for engagement between clients and customers. As industries have necessarily shifted toward remote-work arrangements, call centers, many of which run on Five9’s software, have become even more integral to the operations of many organizations. We believe the company’s long-term growth prospects remain strong.

ASPEED Technology, Inc. and Silergy Corp. were two other IT companies that contributed to the Fund’s return during the quarter. ASPEED produces processors intended for server-management applications. Silergy manufactures integrated circuits for power management. Both companies are based in Taiwan. As the pandemic highlights the business risks inherent in sourcing supply from a single country, an increase in manufacturers seeking to diversify operations away from China may benefit countries like Taiwan and India.

In India, sharp selloffs hit the financials sector. AU Small Finance Bank Ltd. and Bajaj Finance Ltd., the Fund’s two most-significant individual detractors during the quarter, were among those impacted. As its name suggests, AU Small Finance Bank offers banking products focused on low- and middle-income individuals and small businesses, while Bajaj Finance specializes in wealth management, investments, and related financial services and products.

Generally, we continue to like the prospects of the Fund’s Indian holdings and we are overweight versus the benchmark in India. One development that could be favorable for India is diminished global demand for oil, which has led to lower oil prices. Because India imports approximately 80% of the petroleum it uses, cheaper oil typically improves the nation’s current-account balance, supports its currency and helps keep inflation in check. Investors hope this will give India’s central bank additional scope to pursue interest-rate cuts aimed at stimulating the country’s slowing economy.

OUTLOOK

We understand it is an alarming and uncertain time for investors. What we’ve found in times of uncertainty like we’re currently experiencing is that quality companies adapt. For precisely this reason, our commitment to a “bottom-up” approach focused on strong company fundamentals isn’t merely a flowery talking point. Rather, we feel firm conviction that the best places to be invested during difficult periods are in excellent companies whose capable management teams have positioned the businesses to grow for years. Such positioning includes reasonable preparation to weather unpredictable events in the interim between the present and our long-term investment horizon.

We believe the Fund’s demonstrated resilience through the first months of the coronavirus is evidentiary of the effectiveness of our long-term perspective.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Global Opportunities (WAGOX) — Investor	-17.97%	-15.03%	3.79%	7.82%
Global Opportunities (WIGOX) — Institutional	-18.15%	-14.97%	3.90%	7.88%
MSCI AC World Small Cap Index	-23.39%	-23.06%	-0.49%	5.10%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.56% / Institutional Class — Gross: 1.57%, Net: 1.36%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Trex Co., Inc.	3.1%

AU Small Finance Bank Ltd. (India)	2.7%

Monolithic Power Systems, Inc.	2.6%

Vitasoy International Holdings Ltd. (Hong Kong)	2.6%

Globant S.A. (Argentina)	2.6%

Company	% of Net Assets

Silergy Corp. (Taiwan)	2.5%

Tyler Technologies, Inc.	2.4%

Five9, Inc.	2.4%

MercadoLibre, Inc.	2.2%

Ensign Group, Inc. (The)	2.1%

**

As of March 31, 2020, there were 78 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH GLOBAL SELECT FUND (WAGSX / WGGSX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Global Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Ken Korngiebel, Paul Lambert, Linda Lasater and Mike Valentine.

Ken Applegate, CFA Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Paul Lambert Portfolio Manager

Linda Lasater, CFA Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

The Wasatch Global Select Fund — Investor Class declined -17.82% for the quarter ended March 31, 2020. The Fund outperformed the benchmark MSCI AC (All Country) World Index, which finished the period down -21.37%.

The quarter began on a positive note amid optimism that the trade conflict between the U.S. and China was finally nearing an end. News of a phase-one agreement, signed on January 15, raised hopes for a period of improving relations between the world’s two largest economies. By mid-February, large-cap U.S. stock indexes had pushed to all-time highs, with small caps not far behind. The joy was short-lived, however, as the outbreak of the novel-coronavirus disease in China began spreading to other countries.

DETAILS OF THE QUARTER

Not all companies have been negatively impacted by this crisis. One of the areas that we think might bounce back quickly and for which we see a favorable tailwind is the information-technology (IT) sector, in which the Fund was already overweight, comprising over 31% of the portfolio versus approximately 18% for the benchmark.

In keeping with our long-held optimism for the IT space, DocuSign, Inc. was the top contributor to Fund performance for the quarter. The company offers e-signature software that enables businesses to digitally prepare and execute agreements. The company has been experiencing rapid sales gains and improved prospects for growth. With the pandemic scattering corporate operations to home offices and curtailing business travel, we think DocuSign is positioned to benefit as more companies sign contracts electronically over the internet.

Like IT, we have also been able to find companies with attractive quality and growth characteristics in the health-care space. The Fund is overweight in health care at about 22% of its portfolio compared to approximately 12% for the benchmark. Veeva Systems, Inc. was a top health-care contributor. The company possesses many of the same attributes we see in our IT holdings. Veeva offers cloud solutions, including data and software solutions, targeted at streamlining operations for customers in the life sciences and biotechnology industries.

Tsuruha Holdings, Inc. from the consumer-staples sector also contributed. This Japan-based drugstore chain has continued to generate strong sales by supplying local citizens with daily necessities and pharmaceuticals.

The Fund’s largest individual detractor for the quarter was Bajaj Finance Ltd., a non-bank financial company offering a broad spectrum of lending services that includes vehicle loans, mortgage loans, consumer loans and commercial loans. Shares of Bajaj tumbled on fears that India’s three-week coronavirus lockdown may trigger a wave of loan defaults. While these concerns appear justified in our view, we believe the company’s stock has been unfairly punished. Bajaj focuses on India’s salaried class, whose loan payments are often made through automatic transfers from their bank accounts. We believe the company is well-capitalized and do not foresee impairment to its long-term business prospects from coronavirus effects.

Euronet Worldwide, Inc., a U.S.-based financial transaction processing services provider, was another detractor. The company has faced near-term pressure in its money-transfer business, in addition to market concerns surrounding the coronavirus. However, we continue to like Euronet and believe the company has strong growth potential in all three business segments — electronic funds transfer (EFT) processing, epay and money transfer.

OUTLOOK

While the pandemic will likely have broad, short- to medium-term earnings impacts on many companies, we don’t currently expect major impairments to the long-term competitive positions of the companies we own.

On average, our companies have stronger earnings growth, higher returns on equity and returns on assets, and less debt than the average company in the benchmark. The Wasatch research team spent several weeks re-analyzing every company we own and scanning for new opportunities. We’ve adjusted company weightings where we see increased potential or weakness, and we’ve sold a handful of names for which we viewed upside potential as inadequate. However, we currently do not see many new names that get us more excited than the ones we already own.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL SELECT FUND (WAGSX / WGGSX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	SINCE INCEPTION
Global Select (WAGSX) — Investor	-10.10%	-10.10%
Global Select (WGGSX) — Institutional	-9.90%	-9.90%
MSCI AC World Index	-14.33%	-14.33%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Select Fund are Investor Class — Gross: 1.86%, Net: 1.35% / Institutional Class — Gross: 1.55%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging and frontier markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Coloplast A/S, Class B (Denmark)	4.9%

Old Dominion Freight Line, Inc.	4.7%

Pool Corp.	4.6%

Tsuruha Holdings, Inc. (Japan)	4.5%

Tyler Technologies, Inc.	4.5%

Company	% of Net Assets

Copart, Inc.	4.4%

Assa Abloy AB, Class B (Sweden)	4.3%

ICON plc (Ireland)	4.0%

Roper Technologies, Inc.	3.7%

Cochlear Ltd. (Australia)	3.6%

**

As of March 31, 2020, there were 30 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

‡Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

Global equities finished the quarter ended March 31, 2020 sharply lower as the spread of Covid-19 led to containment efforts that all but brought the global economy to a standstill. The selloff began in mid-February and continued through much of March as investors fled stocks in an attempt to reduce risk. Equities recovered some of the lost ground late in the quarter as governments around the world launched extraordinary fiscal and monetary stimulus efforts.

The Wasatch Global Value Fund — Investor Class dropped -27.86% for the quarter, trailing the benchmark MSCI AC (All Country) World Index, which fell -21.37%. Energy stocks posted the largest declines, followed by financials. Meanwhile, health-care, information-technology and consumer-staples stocks held up relatively well.

DETAILS OF THE QUARTER

The Fund’s performance was constrained by overweight positions and stock selection within financials, real estate and energy. The Fund’s holdings in utilities, consumer staples and health care were down less than their benchmark counterparts.

In geographic terms, there was no place to hide from the pandemic. Stocks in most European countries and Australia were down more than the Index’s overall return, while stocks in China, Hong Kong and Japan were down less. Our companies within the United States and Canada accounted for the bulk of the Fund’s underperformance relative to the benchmark.

The Fund’s defensive consumer-staples positions held up better than their benchmark peers during the quarter. These included low-cost retailer Walmart, Inc. and global grocer Koninklijke Ahold Delhaize N.V. In a similar vein, our stocks within health care also held up relatively well, including managed-care company Centene Corp. and pharmaceutical company Novartis AG. Within communication services, an overweight position in China Mobile Ltd. helped cushion performance relative to the benchmark.

Major detractors for the quarter included Suncor Energy, Inc., BP plc and Schlumberger Ltd., all of which suffered along with the rest of the energy complex as the pandemic suppressed demand while Russia and Saudi Arabia compounded matters by launching an oil price war. We reduced our energy exposure during the quarter to rotate into what we consider more-attractive areas, which are discussed below.

Real estate investment trusts focused on entertainment and leisure activities — EPR Properties and VICI Properties, Inc. — also weighed on performance given the dimmed outlook for casinos, hotels, amusement parks, theaters and the like under near-lockdown conditions. We moved on from VICI but still hold EPR at a smaller weight.

OUTLOOK

There’s no doubt the Covid-19 crisis will have a severe impact on the global economy. This will be reflected in a precipitous decline in aggregate earnings and substantial dividend cuts from companies across a range of sectors. We believe some of this was already reflected in stock price levels as the quarter ended, especially in certain areas. In a hurry to de-risk, investors were quick to sell smaller-capitalization stocks and more-cyclical, deep-value holdings.

How does investor sentiment recover? The first requirement is an easing of the pandemic, of which we’ve begun to see some initial signs. As government stimulus efforts take hold, we should see improvement in the global economy. Once investors get a sense of where corporate earnings may bottom out, they can begin to look forward. All of this will take place against the backdrop of central banks’ unprecedented support of risk-asset valuations through quantitative easing. There will clearly be significant challenges along the way. But looking out a few quarters, there’s the potential for stocks to rebound — perhaps sharply.

In positioning the Fund, we’ve continued to employ a consistent process, adjusting holdings to capitalize on the most-attractive areas within the value universe. Entering 2020, we had already begun to add cyclical exposure as the valuation spread between growth and value stocks had reached historical extremes. This valuation spread was only intensified by the market downturn, during which energy, financials, industrials and materials stocks took the hardest hits. We’ve been looking to take advantage of this weakness to further increase the Fund’s cyclical exposure, focusing on stocks that were crushed in the wake of the pandemic. We also see a range of opportunities in smaller-cap stocks as we seek to tie the Fund to an ultimate recovery in economic conditions and companies’ earnings growth.

It’s worth noting that value stocks have historically led performance in the early stages of an economic recovery, and that the current period of growth outperforming value is the longest in decades.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Global Value (FMIEX) — Investor	-23.93%	-22.85%	0.15%	4.22%
Global Value (WILCX) — Institutional	-23.91%	-22.76%	0.27%	4.33%
MSCI AC World Index	-14.33%	-11.26%	2.85%	5.88%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.19%, Net: 1.10% / Institutional Class — Gross: 1.23%, Net: 0.97%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

China Mobile Ltd. (China)	6.0%

Johnson & Johnson	5.0%

Exelon Corp.	4.5%

Duke Energy Corp.	4.1%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4.1%

Company	% of Net Assets

Samsung Electronics Co. Ltd. (South Korea)	4.1%

Pfizer, Inc.	3.7%

BP plc (United Kingdom)	3.7%

Eaton Corp. plc	3.5%

Suncor Energy, Inc. (Canada)	3.3%

**As

of March 31, 2020, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class finished the quarter ended March 31, 2020 down -22.18%, outperforming its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, which finished the quarter down -29.01%.

During the quarter, market panic surrounding the Covid-19 pandemic took a dramatic toll on international equity markets. Around the world, governments and central banks have taken swift and unprecedented action. Broadly speaking, the overarching theme has been one of unpredictability as the rapid pace of breaking developments led to historic market volatility over the three-month period, with drawdowns one day followed by historic rallies the next.

We reopened the Fund to new investors during the quarter. Consistent with Wasatch’s longstanding commitment to shareholders, the Fund previously had been closed to new investors to ensure its disciplined and focused investment approach. The Fund’s reopening reflects Wasatch’s view that current market volatility and dislocations present attractive opportunities for long-term investors, including tremendous opportunities to invest in quality companies at what we consider rarely seen discounts. Wasatch remains committed to thoughtfully managing capacity and will close the Fund, if necessary, when we believe it is in the best interest of existing shareholders.

DETAILS OF THE QUARTER

Stock selection, particularly in Japan, was the primary driver of the Fund’s outperformance of its benchmark during the quarter. The Fund also benefited from stock selection in the United Kingdom, Australia, Taiwan and Canada.

Not all companies have been negatively impacted by the coronavirus crisis. For example, Kusuri no Aoki Holdings Co. Ltd., Tsuruha Holdings, Inc., Sugi Holdings Co. Ltd. and Ain Holdings, Inc. are drugstore chains based in Japan. These four companies continue to generate strong sales by supplying local citizens with daily necessities and pharmaceuticals. While they have been benefiting during these challenging times, our investment thesis and excitement is based on their ability to capitalize on consolidation within the large and fragmented Japanese drugstore industry. We also received good news on March 20 from DiaSorin S.p.A., a diagnostics company based in Italy. The company received Emergency Use Authorization from the U.S. Food and Drug

Administration for a test that detects the virus that causes Covid-19.

One of the largest individual detractors from Fund performance during the quarter was Trainline plc, the leading online-booking platform for train tickets in the U.K. With most people staying at home, travel in the U.K. has decreased significantly and this will have a material impact on Trainline’s earnings. However, we believe domestic travel will bounce back quickly and our analysis has shown that Trainline has ample cash on its balance sheet and access to capital through a revolving credit facility in the event that the downturn is longer or deeper than expected. We have been taking advantage of significant stock-price weakness and adding to our position in Trainline.

In India, sharp selloffs hit the financials sector. AU Small Finance Bank Ltd. was the largest detractor from Fund performance for the quarter. As its name suggests, AU Small Finance Bank offers banking products focused on low- and middle-income individuals and small businesses. All in all, we continue to like the prospects of the Fund’s Indian holdings. India is the Fund’s most heavily weighted emerging market, and we are overweight versus the benchmark.

OUTLOOK

Without mincing words: we believe Wasatch is in good shape, as a firm. And we believe the International Growth Fund is similarly well-positioned. As we assess international markets, one thing is clear: We liked our companies going into the selloff, and we still like them now — especially at the current less-expensive prices. We have conducted in-depth analyses of how our investments are positioned and feel confident that the majority of the Fund’s portfolio companies have much stronger balance sheets, generate stronger earnings growth and have higher returns on equity than those in the benchmark.

In many of our recent calls, our companies’ management teams have generally been optimistic, seeing the prospect for growth on the other side of the crisis. We believe these companies are well-run and better poised to weather this environment than lower-quality competitors, who are less likely to have the organizational means to maintain operations and serve customers in this challenging time.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	-12.33%	-11.42%	2.31%	7.51%
International Growth (WIIGX) — Institutional	-12.29%	-11.35%	2.41%	7.56%
MSCI AC World ex USA Small Cap Index	-21.19%	-21.18%	-0.81%	2.79%
MSCI World ex USA Small Cap Index	-20.23%	-19.04%	0.39%	3.95%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.46% / Institutional Class: 1.35%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Cochlear Ltd. (Australia)	2.7%

DiaSorin S.p.A. (Italy)	2.4%

Halma plc (United Kingdom)	2.2%

Trainline plc (United Kingdom)	2.1%

Patrizia AG (Germany)	2.1%

Company	% of Net Assets

Vitasoy International Holdings Ltd. (Hong Kong)	1.9%

Sugi Holdings Co. Ltd. (Japan)	1.7%

Silergy Corp. (Taiwan)	1.7%

Asahi Intecc Co. Ltd. (Japan)	1.7%

Diploma plc (United Kingdom)	1.6%

**As

of March 31, 2020, there were 86 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Dan Chace and Allison He.

Linda Lasater, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Opportunities Fund — Investor Class declined -18.77% for the quarter ended March 31, 2020. The Fund outperformed its benchmark, the MSCI AC (All Country) World ex USA Small Cap Index, which finished the same period down -29.01%.

During the quarter, market panic surrounding the Covid-19 pandemic took a dramatic toll on international equity markets. Around the world, governments and central banks have taken swift and unprecedented action. Broadly speaking, the overarching theme has been one of unpredictability as the rapid pace of breaking developments has led to historic market volatility.

We believe the Fund is well-positioned to withstand the coronavirus crisis given our in-depth analyses of our investments. Our broad assessment is that the Fund holds companies with strong balance sheets that appear capable of surviving the pandemic’s effects and thriving thereafter.

DETAILS OF THE QUARTER

One area that we think might see favorable tailwinds during the pandemic and beyond is the information-technology (IT) sector. The Fund already had an overweight position in IT at about 28% of the portfolio compared to approximately 11% for its benchmark.

Stock selection, particularly in Japan, was the primary driver of the Fund’s outperformance of its benchmark during the quarter. The Fund also benefited from stock selection in China, Korea, Taiwan, the United Kingdom and France.

Not all companies have been negatively impacted by the coronavirus crisis. For example, Kusuri no Aoki Holdings Co. Ltd., which was among the top individual contributors to Fund performance for the quarter, is a drugstore and pharmacy chain based in Japan. The company continues to generate strong sales by supplying local citizens with daily necessities and pharmaceuticals.

The Fund’s largest individual contributor was AK Medical Holdings Ltd., a Chinese medical-device manufacturer that produces orthopedic implants, spinal interbody cages and artificial vertebral bodies, among other products.

While Kusuri and AK Medical have been benefiting during these challenging times, our investment thesis is based on their ability to grow over the long term. Indeed, the health-care sector, where the Fund is overweight at about 18% of the portfolio versus less than 8% for the benchmark, remains an area we like and where we often discover companies with the quality characteristics and growth potential we find attractive. The Fund’s health-care investments have not only been a source of alpha during this uncertain period, but we believe they have the potential to benefit from future tailwinds.

One of the largest individual detractors from Fund performance during the quarter was Clipper Logistics plc. The company offers logistics services, including warehousing, garment handling, e-fulfillment and transport services, and specializes in serving the high-end retail segment. Our long-term conviction in Clipper was weak relative to our excitement for other opportunities, and we fully exited the position subsequent to quarter-end.

The Fund did not hold significant positions in the heavily affected tourism and travel industries — and we adjusted positions where necessary in the few potentially exposed companies we did own. One example is Webjet Ltd., the largest online travel agency in Australia and New Zealand, which was the most-significant detractor from Fund performance for the quarter. The company recently raised capital to shore up its position. We believe Webjet has the potential to take significant market share when the travel industry normalizes.

OUTLOOK

While the coronavirus outbreak will likely have broad, short- to medium-term earnings impacts on many companies, we don’t currently expect major impairments to the long-term competitive positions of the companies we own. Moreover, our outreach to company management teams has helped assure us that they expect few changes to their secular outlooks for operations and capital investments.

Without mincing words: we believe Wasatch is in good shape, as a firm. And we believe the International Opportunities Fund is similarly well-positioned. As we assess international markets, one thing is clear: We liked our companies going into the selloff, and we still like them now —  especially at the current, less-expensive prices. We have conducted in-depth analyses of how our investments are positioned and feel confident that the majority of the Fund’s portfolio companies have much stronger balance sheets, generate stronger earnings growth and have higher returns on equity than those in the benchmark.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	-12.34%	-5.39%	4.87%	8.01%
International Opportunities (WIIOX) — Institutional	-12.20%	-5.32%	5.12%	8.13%
MSCI AC World ex USA Small Cap Index	-21.19%	-21.18%	-0.81%	2.79%
MSCI World ex USA Small Cap Index	-20.23%	-19.04%	0.39%	3.95%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.09% / Institutional Class: 1.96%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

AK Medical Holdings Ltd. (China)	3.9%

Fortnox AB (Sweden)	2.5%

Prestige International, Inc. (Japan)	2.3%

Esker S.A. (France)	2.3%

Philippine Seven Corp. (Philippines)	2.2%

Company	% of Net Assets

Avon Rubber plc (United Kingdom)	2.1%

LEENO Industrial, Inc. (South Korea)	2.1%

Rakus Co. Ltd. (Japan)	2.0%

IR Japan Holdings Ltd. (Japan)	2.0%

Systena Corp. (Japan)	2.0%

**As

of March 31, 2020, there were 94 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH INTERNATIONAL SELECT FUND (WAISX / WGISX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch International Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Lead Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Select Fund — Investor Class declined -15.45% for the quarter ended March 31, 2020. The Fund outperformed its benchmark, the MSCI EAFE Index, which finished the same period down -22.83%.

During the quarter, market panic surrounding the Covid-19 pandemic took a dramatic toll on international equity markets. Around the world, governments and central banks have taken swift and unprecedented action. Broadly speaking, the overarching theme has been one of unpredictability as the rapid pace of breaking developments has led to historic market volatility, with drawdowns one day followed by historic rallies the next.

DETAILS OF THE QUARTER

Not all companies have been negatively affected by this crisis. For example, three health-care companies — Fisher & Paykel Healthcare Corp. Ltd., Coloplast A/S and Sartorius Stedim Biotech S.A. — were the strongest contributors to Fund performance for the quarter.

Health care is the Fund’s most-overweight sector because we have been able to find a multitude of companies with quality and growth characteristics that meet our strict standards. Generally speaking, health-care stocks tend to behave in an idiosyncratic and defensive fashion. The Fund’s health-care investments have not only been a source of alpha during this uncertain period, but we believe they have the potential to benefit from future tailwinds.

Fisher & Paykel (F&P) was the top contributor. The company produces and markets ventilation and oxygen therapy products. As you might imagine, the company’s products have been in high demand during the Covid-19 health crisis and its employees have been working overtime to supply as many products as possible to assist doctors in treating their patients. Looking beyond the pandemic, we believe F&P has significant headroom for growth. We have high confidence that management can capitalize on the company’s opportunities.

Coloplast, headquartered in Denmark, develops and manufactures health-care products for ostomy, incontinence, mastectomy, wound healing and skin care. Customers include health-care professionals, dealers and product users. Coloplast is the market leader in Europe, and the company has been gaining market share in the U.S. in recent years.

Sartorius Stedim is a French manufacturer of products used in biopharmaceutical manufacturing and for life-sciences research.

One of the largest detractors from Fund performance during the quarter was Trainline plc, the leading online-booking platform for train tickets in the U.K. Decreased travel will have a material impact on Trainline’s earnings, but we believe domestic travel in the U.K. will bounce back quickly. Trainline has ample cash on its balance sheet and access to capital through a revolving credit facility in the event that the downturn is longer or deeper than expected. We have been taking advantage of significant stock-price weakness and adding to our position in Trainline.

CAE, Inc. was the largest individual detractor. The company designs, manufactures and sells flight-simulation systems to customers in both the civil and defense markets. CAE also provides aviation training services. This is a newer position in the Fund and, despite the short-term challenges posed by decreased travel, we believe the company has promising long-term growth prospects. CAE is already a global leader in the space and appears poised to continue that growth over the coming years.

OUTLOOK

Without mincing words: we believe Wasatch is in good shape, as a firm. And we believe the International Select Fund is similarly well-positioned. As we assess international markets, one thing is clear: We liked our companies going into the selloff, and we still like them now — especially at the current, less-expensive prices. We have conducted in-depth analyses of how our investments are positioned and feel confident that the majority of the Fund’s portfolio companies have much stronger balance sheets, generate stronger earnings growth and have higher returns on equity than those in the benchmark.

In many of our recent calls, our companies’ management teams have generally been optimistic, seeing the prospect for growth on the other side of the crisis. We believe these companies are well-run and better poised to weather this environment than lower-quality competitors, who are less likely to have the organizational means to maintain operations and serve customers in this challenging time.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL SELECT FUND (WAISX / WGISX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	SINCE INCEPTION
International Select (WAISX) — Investor	-5.30%	-5.30%
International Select (WGISX) — Institutional	-4.80%	-4.80%
MSCI EAFE Index	-16.52%	-16.52%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Select Fund are Investor Class — Gross: 2.03%, Net: 1.30% / Institutional Class — Gross: 1.79%, Net: 0.90%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Coloplast A/S, Class B (Denmark)	6.3%

Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	6.2%

Tsuruha Holdings, Inc. (Japan)	5.7%

Assa Abloy AB, Class B (Sweden)	4.8%

Dassault Systemes S.A. (France)	4.5%

Company	% of Net Assets

Sartorius Stedim Biotech (France)	4.5%

Halma plc (United Kingdom)	4.4%

Cochlear Ltd. (Australia)	4.0%

Chr. Hansen Holding A/S (Denmark)	4.0%

Sonova Holding AG (Switzerland)	3.8%

**As

of March 31, 2020, there were 29 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH MICRO CAP FUND (WMICX / WGICX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Dan Chace.

Ken Korngiebel, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	OVERVIEW During the Covid-19 turmoil that occurred in the three months ended March 31, 2020, equity prices experienced extreme losses before partially rebounding near the end of the quarter on optimism that massive monetary and fiscal stimulus would limit economic fallout. Small-company stocks were generally down more than large-company names, and the benchmark Russell Microcap Index dropped -31.99% for the quarter. Declining less than its benchmark, the Wasatch Micro Cap Fund — Investor Class dropped -24.80%.

The quarter began on a positive note amid optimism that the trade conflict between the U.S. and China was finally nearing an end. News of a phase-one agreement, signed on January 15, raised hopes for a period of improving relations between the world’s two largest economies. By mid-February, large-cap U.S. stock indexes had pushed to all-time highs, with small caps not far behind. The joy was short-lived, however, as the outbreak of Covid-19 in China began spreading to other countries.

DETAILS OF THE QUARTER

Stock selection in the financials sector contributed the most to the Fund’s outperformance of the Index. Similarly, our industrials held up much better than their benchmark counterparts. Not surprisingly, consumer discretionary was one of the weakest-performing sectors — and our companies were down slightly more than those in the Index. Information technology and health care are the Fund’s most-heavily weighted sectors and, in both, our companies were down less than their Index peers.

The strongest contributor to Fund performance was Inovio Pharmaceuticals, Inc. A biotechnology company, Inovio recently completed preclinical testing for its DNA-based potential coronavirus vaccine, INO-4800. The company plans to launch clinical trials in the U.S., China and Korea, with initial results expected sometime in the fall of 2020. Inovio anticipates having one million doses of the potential vaccine ready for additional clinical trials or emergency use by the end of the calendar year.

Limelight Networks, Inc. was another contributor. The company’s content-delivery network enables businesses to deliver digital content across internet, mobile and social channels. The recent launch of several new over-the-top services — which distribute streaming media as a standalone product directly to consumers — has boosted demand for Limelight’s capabilities. Demand also has surged as billions of people around the globe shelter in place to slow the spread of Covid-19. We think the quality of Limelight’s technology will enhance the company’s ability to gain market share, particularly in the video space.

Stocks tied to the retail and restaurant industries were among the quarter’s biggest decliners as customers stayed home and public-health concerns disrupted operations. Detractors from Fund performance included Boot Barn Holdings, Inc., Chefs’ Warehouse, Inc. and Chuy’s Holdings, Inc. We added to all three positions to take advantage of their lower market valuations.

Boot Barn is a multi-channel specialty retailer offering western and work-related apparel, footwear and accessories. In addition to general concerns about retailers, exposure to oil-producing regions of Texas appeared to weigh on the company’s stock price during the quarter as oil prices plummeted to multi-year lows. Chefs’ Warehouse distributes specialty-food products primarily to chefs who own or operate restaurants, catering services and fine-dining establishments. Chuy’s operates more than 90 Tex-Mex restaurants across 19 states.

OUTLOOK

Having outpaced our benchmark during the initial phases of the Covid-19 turmoil, we’re acutely aware that the race is never over. In market panics, extreme risk aversion can cause investors to unfairly punish the stocks of companies whose long-term businesses remain strong — but whose near-term prospects are much less certain, or perhaps even quite poor. Such panics sometimes don’t burn themselves out until high-quality stocks with some perceived risk are beaten down to the point that they may actually be the least-risky names. To the extent that we believe risk has become mispriced, we’ll continue to seek opportunities to selectively take it on — in anticipation of a time when market prices better reflect company fundamentals.

In the meantime, patience can be an investor’s most-important asset. Because we generally aren’t concerned about the impact of short-term events on the long-run earnings potential of the businesses we own, we believe our investment approach is well-suited to navigating turbulent markets. Regardless of what the future holds, we’ll continue our process of re-examining the thesis of every holding and scanning our investment universe for opportunities to improve the Fund’s portfolio.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX / WGICX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap (WMICX) — Investor	-14.01%	-10.02%	8.28%	11.31%
Micro Cap (WGICX) — Institutional	-14.01%	-10.02%	8.28%	11.31%
Russell Microcap® Index	-22.84%	-26.38%	-1.94%	6.05%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are Investor Class: 1.66% / Institutional Class: 1.59%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Limelight Networks, Inc.	3.0%

Kadant, Inc.	3.0%

Freshpet, Inc.	2.8%

Construction Partners, Inc., Class A	2.7%

Transcat, Inc.	2.7%

Company	% of Net Assets

Upland Software, Inc.	2.6%

Kornit Digital Ltd. (Israel)	2.5%

Medallia, Inc.	2.5%

Simulations Plus, Inc.	2.5%

ICF International, Inc.	2.5%

**

As of March 31, 2020, there were 73 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH MICRO CAP VALUE FUND (WAMVX / WGMVX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

During the quarter ended March 31, 2020, the broad equity market selloff resulted in the Wasatch Micro Cap Value Fund — Investor Class slipping -28.44%. The Fund outperformed the benchmark Russell Microcap Index, which fell -31.99%.

Interestingly, unlike during many

historical market downturns, value stocks didn’t hold up better than average during the quarter’s rout. We think the reason was that many value companies have asset-heavy operations and/or high debt levels.

Given the Fund’s focus on the “growthier” end of the value spectrum, we’re not surprised that it outperformed its benchmark during the quarter’s downturn. Our companies generally have much less debt than those in the Index, and we think our low-debt criterion is also appropriate going forward. In addition, the characteristics we look for include a winning business model, proven management, a track record of increasing market share and an ability to grow at double-digit rates for the next several years. We think companies with these characteristics — bought at stock prices much lower than the prices offered several months ago — are likely to be long-term holdings.

DETAILS OF THE QUARTER

Concerns about the impact of Covid-19 overshadowed most other factors driving stock prices during the quarter. Still, we did see some winners.

Inovio Pharmaceuticals, Inc. was the top contributor to Fund performance for the quarter. A biotechnology company, Inovio recently completed preclinical testing for its DNA-based potential coronavirus vaccine. The company plans to launch clinical trials in the U.S., China and Korea, with initial results expected sometime in the fall of 2020.

Another stock that held up well was SiTime Corp. The company manufactures oscillators, clock generators and embedded resonators used for ethernet switches, computing devices, graphics cards, disk drives, mobile phones and subscriber-identity cards. Apparently, the electronic devices that need SiTime’s components are still considered high-priority purchases. The company ranks exceedingly well in our assessment of its balance sheet, business model, management, market share and growth potential.

Bandwidth, Inc. was also a solid contributor. The company operates a cloud-based software platform that enables enterprises to create, scale and operate voice or text communications. Use of Bandwidth’s platform skyrocketed during the quarter as the coronavirus pandemic scattered corporate operations to home offices.

Stocks tied real estate were among the quarter’s biggest losers, as investors fretted over declining property-related transactions and hardships in paying rents and mortgages. Detractors from Fund performance included Skyline Champion Corp. and Arbor Realty Trust, Inc.

Skyline Champion produces manufactured homes, modular homes and modular buildings. The company focuses on the multi-family, hospitality, senior and workforce-housing segments in the United States and Canada. Because housing is considered “essential” during the pandemic, Skyline’s operations are partially open. We’re optimistic regarding the stock because the company has a healthy balance sheet and provides much-needed affordable housing.

Arbor Realty invests primarily in real estate related bridge and mezzanine loans and preferred equity. While we acknowledge that Arbor has some debt on its balance sheet, we think the company is well-positioned for the long term. In our estimation, Arbor has an excellent management team. And the company is focused on multi-family housing, a necessity in all economic environments.

Another significant detractor was National CineMedia, Inc., which operates the largest cinema-advertising network in the United States. Relative to companies that provide “essential” services, we’re less optimistic about National CineMedia because we think sizable public gatherings for entertainment may be on hold for an extended period.

OUTLOOK

Although we can’t predict when the coronavirus pandemic will subside, we’d note that every major crisis during our careers has produced once-in-a-decade buying opportunities. And we believe the current crisis will be no different. We’ve already described the characteristics we look for in companies.

Now more than ever, we want to invest in great businesses that we can hold for years on end. We’re looking to concentrate on our most-favored names and reduce the number of stocks we own. We’re also finding more interesting investment opportunities because companies that had previously been out of our market-cap range have fallen into the micro-cap space.

A final point is that stocks are likely to move in fits and starts. We have little doubt that we’ll continue to face days of extreme pessimism and days of unbridled optimism. For our part, we don’t think it’s possible to “time” the day-to-day moves in the markets. Instead, we’re attempting to position the Fund for the next several years. And we’re keeping our emotions in check by focusing on the long-term fundamentals of the companies we hold and those we want to own.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX / WGMVX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value (WAMVX) — Investor	-20.40%	-18.36%	4.10%	8.65%
Micro Cap Value (WGMVX) — Institutional	-20.40%	-18.36%	4.10%	8.65%
Russell Microcap® Index	-22.84%	-26.38%	-1.94%	6.05%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Investor Class: 1.74% / Institutional Class: 1.59%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Freshpet, Inc.	2.6%

Bandwidth, Inc., Class A	2.4%

Fabrinet	2.3%

Skyline Champion Corp.	2.0%

OptimizeRx Corp.	1.8%

Company	% of Net Assets

Esker S.A. (France)	1.8%

PetIQ, Inc.	1.7%

IR Japan Holdings Ltd. (Japan)	1.7%

Nova Measuring Instruments Ltd. (Israel)	1.6%

QAD, Inc., Class A	1.6%

**

As of March 31, 2020, there were 93 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

During the Covid-19 turmoil of the quarter ended March 31, 2020, equity prices experienced extreme losses before partially rebounding near the end of the quarter on optimism that massive monetary and fiscal stimulus would limit economic fallout. Small-company stocks were generally down more than large-company names, and the benchmark Russell 2000 Growth Index lost -25.76%. Meanwhile, the Russell 2000 Index dropped -30.61%. The Wasatch Small Cap Growth Fund — Investor Class fell -23.55%.

Wasatch portfolios historically have held up better in down markets because we strive to invest in companies with better quality metrics than the average company in their benchmark indexes. This tendency held true during the quarter, with the Fund down less than its benchmark. We didn’t have significant holdings in the heavily affected tourism and travel industries — and we adjusted positions, where necessary, in the few potentially exposed companies we did own.

DETAILS OF THE QUARTER

By sector, our stock picking in information technology and industrials accounted for most of the Fund’s outperformance relative to the benchmark. We also benefited from not having exposure to some of the worst areas of the market like energy and materials. The Fund’s overweight position in consumer discretionary and weakness in our health care stocks detracted from relative performance.

The top contributor to Fund performance was Five9, Inc., a provider of contact-center software that’s managed and hosted from the cloud. The company offers real-time and historical reporting, quality monitoring, and workforce and customer-relationship-management integrations. The superiority of cloud-based software has become especially evident during the pandemic. On a longer-term basis, Five9 has competitive advantages that make it the dominant growth company in its industry.

Biotechnology firm Inovio Pharmaceuticals, Inc. was also a contributor. Inovio recently completed preclinical testing for its DNA-based potential coronavirus vaccine. The company plans to launch clinical trials in the U.S., China and Korea. Inovio anticipates having one million doses of the potential vaccine ready for additional clinical trials or emergency use by the end of 2020.

The largest detractor from performance was National Vision Holdings, Inc., a provider of eye exams, eyeglasses and contact lenses at “value-oriented” prices. Most vision appointments have been postponed during the pandemic and this has impacted National Vision’s sales and earnings. Although the stock has declined substantially, we think the company’s balance sheet is healthy enough to weather a slowdown. When conditions normalize, we expect to see same-store sales accelerate — especially since consumers still hurting from a recession typically gravitate to value-oriented brands.

Another detractor was Monro, Inc., which operates a chain of shops for automotive repairs and tires. These shops provide services and parts related to brakes, mufflers, exhaust systems, steering mechanisms, drive trains, suspensions, wheel alignments and routine maintenance. At the current stock price, we like Monro based on our expectations that the company will increase revenues, margins and free cash flows.

OUTLOOK

The Covid-19 crisis is likely to result in broad changes to society. Existing trends toward telemedicine, video conferencing and online education, for example, are likely to accelerate as technological solutions become accepted as viable replacements for human-to-human contact in a wider range of applications. A long-running investment theme in the Fund has been to seek innovative companies using new technologies to do things better, faster and cheaper. As American life is transformed in the wake of the virus, we think the types of innovative, disruptive companies we look for are likely to lead the way.

Beyond keeping up with new innovations, we think an enduring principle is that quality is especially important during a crisis because exceptional companies often increase their competitive advantages in times of stress, even when short-term sales and earnings decline on an absolute basis. After the crisis, these companies are particularly well-positioned to grow and take even more market share over the long term.

Because we generally aren’t concerned about the impact of short-term events on the long-run earnings potential of the businesses we own, we believe our investment approach is well-suited to navigating turbulent markets. Regardless of what the future holds, we’ll continue our process of re-examining the thesis of every holding and scanning our investment universe for opportunities to improve the Fund’s portfolio.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	-14.48%	-11.08%	5.52%	10.49%
Small Cap Growth (WIAEX) — Institutional	-14.42%	-10.98%	5.66%	10.56%
Russell 2000® Growth Index	-17.31%	-18.58%	1.70%	8.89%
Russell 2000® Index	-23.72%	-23.99%	-0.25%	6.90%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.17% / Institutional Class — Gross: 1.09%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

* Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Five9, Inc.	3.7%

Medpace Holdings, Inc.	3.3%

RBC Bearings, Inc.	3.3%

Paylocity Holding Corp.	3.2%

Monolithic Power Systems, Inc.	3.0%

Company	% of Net Assets

ICON plc (Ireland)	3.0%

DocuSign, Inc.	2.9%

Barnes Group, Inc.	2.9%

Ollie’s Bargain Outlet Holdings, Inc.	2.7%

Euronet Worldwide, Inc.	2.7%

**As

of March 31, 2020, there were 61 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

†	†Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins and Austin Bone.

Jim Larkins Lead Portfolio Manager	Austin Bone Associate Portfolio Manager	OVERVIEW U.S. equities experienced a severe downturn in the quarter ended March 31, 2020, as the spread of Covid-19 led to uncertainty about the outlook for economic growth and corporate earnings. Small-cap stocks lagged large caps by a considerable margin, and value stocks significantly underperformed growth. The Wasatch Small Cap Value Fund — Investor Class declined -36.93% and lagged the benchmark Russell 2000 Value Index, which dropped -35.66%. By comparison, the Russell 2000 Growth Index fell -25.76%.

Amid the chaos in the financial markets, we relied on our processes, bottom-up analysis and the input from our experienced team of analysts to adjust the Fund on the margin rather than make large-scale changes. Our 20-plus years of experience in managing the Fund has taught us that excessive portfolio activity in response to short-term market movements can have a destructive effect on longer-term returns, so we sought to base our decisions on individual company fundamentals and not on the daily price action of their stocks.

On this front, we continue to have a high degree of confidence in the businesses and management teams in which we have invested your capital. While we were disappointed in the market performance of some of our investments, we believe the underlying businesses have robust outlooks for future returns. We held countless discussions with the management teams of our portfolio companies in recent weeks. We were impressed by their preparation, their relationships with their banks and their plans for the future. We therefore believe that the Fund, despite its recent weakness, remains well-constructed and positioned to capitalize on opportunities among both new and existing investments. It’s important to keep in mind that we’re constantly monitoring the fundamentals of our portfolio companies, and we will not hesitate to make adjustments if facts change.

DETAILS OF THE QUARTER

The Fund’s performance relative to the Russell 2000 Value Index was hurt by two key factors. First, the Fund’s holdings in the travel and leisure space faced a direct, negative impact from restrictions associated with the coronavirus pandemic. Copa Holdings S.A., an airline that operates mainly in Central and South America, and Allegiant Travel Co., a low-cost U.S. air carrier, were both hit hard. We view Copa as a well-run operator with a strong geographic position and a multi-year growth story. It has a cash balance of nearly $1 billion, and we believe it is well-positioned to weather the stoppage in air travel. Allegiant, for its part, has a history of adapting quickly to reduced schedules. In addition, we think the company stands to benefit from sharply lower fuel costs.

The Fund’s underperformance in financials also weighed on its quarterly return. Across the entire market, stocks of companies that hold either loans or securities derived from loans came under pressure due to increased concerns about liquidity conditions and potential credit losses. Commercial lenders Arbor Realty Trust, Inc. and Ladder Capital Corp. both fell sharply as a result. In addition, our positions in banking stocks were hurt by the compression in net interest margins (i.e., the difference between the rates at which banks borrow and lend). While we sold three holdings in financials due to their above-average leverage, we retained the majority of our investments and are closely evaluating all of them to determine which ones could emerge from the crisis with the best market positions.

OUTLOOK

During times of investor panic and forced selling, stock prices may not necessarily correspond with companies’ profit outlook for the next three to five years. Our goal is to take advantage of these dislocations, instead of jeopardizing longer-term performance by overreacting to erratic market movements. Accordingly, we spent several weeks re-analyzing every company we own and scanning for new opportunities. We adjusted company weightings where we saw increased likelihood of weakness, we sold a handful of stocks where we saw less upside potential, and we took care not to sell stocks that we believe offer the most compelling upside opportunities, even if they were also among the quarter’s largest laggards.

We aren’t attempting to anticipate — or react to — day-to-day headlines. Instead, we are continuing to utilize our disciplined, bottom-up investment process to find high-quality, well-managed companies that our research indicates are well-positioned to withstand the downturn and prosper in an eventual recovery. We have been managing the Fund with an eye toward this outcome, and we believe the benefit will be evident in the Fund’s long-term results.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	-32.38%	-30.17%	-1.34%	6.96%
Small Cap Value (WICVX) — Institutional	-32.28%	-30.00%	-1.19%	7.10%
Russell 2000® Value Index	-30.20%	-29.64%	-2.42%	4.79%
Russell 2000® Index	-23.72%	-23.99%	-0.25%	6.90%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.20% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

* Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Kadant, Inc.	4.5%

Fabrinet	4.4%

Hamilton Lane, Inc., Class A	3.2%

Ensign Group, Inc. (The)	3.1%

Euronet Worldwide, Inc.	3.1%

Company	% of Net Assets

National Storage Affiliates Trust	3.0%

Valvoline, Inc.	2.9%

Monro, Inc.	2.9%

ICON plc (Ireland)	2.6%

Innospec, Inc.	2.5%

**As

of March 31, 2020, there were 60 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH ULTRA GROWTH FUND (WAMCX / WGMCX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

Equity prices experienced significant losses amid the Covid-19 crisis during the quarter ended March 31, 2020. Small companies were down more than large companies, and the benchmark Russell 2000 Growth Index declined -25.76%. The Wasatch Ultra Growth Fund — Investor Class held up much better than the benchmark but still posted a drop of -17.24%.

Aside from the devastating human toll, Covid-19 poses a range of business and economic threats. With little in the way of recent precedent to guide them, investors began selling risk-oriented assets. As the pandemic largely moved to the U.S. and Europe during March, the selloff evolved into a full-blown panic. Financial markets rallied near the end of the quarter after the Federal Reserve embarked on an open-ended program of quantitative easing and the U.S. government enacted relief legislation of unprecedented scale.

DETAILS OF THE QUARTER

At the sector level, beneficial stock picking in industrials contributed to the Fund’s outperformance relative to its benchmark. The Fund’s most-heavily weighted sectors are health care and information technology. In both sectors, our stocks outperformed their benchmark counterparts. Stock picking in materials, consumer staples and consumer discretionary also helped relative results. Our underperformance in financials was a headwind.

The strongest contributor to Fund performance was Inovio Pharmaceuticals, Inc. A biotechnology company, Inovio recently completed preclinical testing for its DNA-based potential coronavirus vaccine, INO-4800. The company plans to launch clinical trials in the U.S., China and Korea, with initial results expected sometime in the fall of 2020. Inovio anticipates having one million doses of the potential vaccine ready for additional clinical trials or emergency use by the end of the calendar year.

Other contributors included DocuSign, Inc. and Habit Restaurants, Inc. DocuSign offers e-signature software that enables businesses to digitally prepare and execute agreements. The company has been experiencing rapid sales gains and improved prospects for future growth. With the coronavirus pandemic scattering corporate operations to home offices and curtailing business travel, DocuSign is positioned to benefit as more companies sign contracts electronically over the internet.

Habit operates and franchises fast-casual restaurants specializing in fresh, made-to-order burgers and sandwiches cooked over an open flame. The company’s stock price jumped in early January after Habit agreed to be acquired by a larger competitor. The all-cash deal, which allowed Habit’s shareholders to sidestep the impact of the coronavirus, closed as expected in March.

Retail stocks were among the quarter’s biggest decliners as shoppers stayed home and public-health concerns disrupted operations. Detractors from Fund performance included Five Below, Inc. and Floor & Decor Holdings, Inc. We added to both positions to take advantage of their lower valuations.

Five Below is a specialty value retailer offering a variety of low-priced merchandise. Although the company made the decision to temporarily close its stores, we think it’s likely to survive. Moreover, Five Below’s debt-free balance sheet, significant free cash flow and attractive long-term prospects continue to make its stock a worthwhile Fund holding in our view.

Floor & Decor is a multi-channel specialty retailer of hard-surface flooring and related accessories. A category-killer within wood and stone floorings, the company is positioned to benefit from housing’s potential to remain a strong contributor to the U.S. economy.

OUTLOOK

The Covid-19 crisis is likely to result in broad changes to society. Existing trends toward telemedicine and online education, for example, are likely to accelerate as technological solutions become accepted as viable replacements for human-to-human contact in a wider range of applications. A long-running investment theme in the Fund has been to seek innovative companies using new technologies to do things better, faster and cheaper. As American life is transformed in the wake of the coronavirus, we think the types of innovative, disruptive companies we look for are likely to lead the way.

Having outpaced our benchmark during the initial phases of the Covid-19 turmoil, we’re acutely aware that the race is never over. In market panics, extreme risk aversion can cause investors to unfairly punish the stocks of companies whose long-term businesses remain strong — but whose near-term prospects are much less certain, or perhaps even quite poor. Such panics sometimes don’t burn themselves out until stocks with some perceived risk are beaten down to the point that they may actually be the least-risky names. To the extent that we believe risk has become mispriced, we’ll continue to seek opportunities to selectively take it on.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX / WGMCX) )	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth (WAMCX) — Investor	-5.11%	-3.89%	11.49%	13.32%
Ultra Growth (WGMCX) — Institutional	-5.11%	-3.89%	11.49%	13.32%
Russell 2000® Growth Index	-17.31%	-18.58%	1.70%	8.89%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are Investor Class: 1.25% / Institutional Class — Gross: 1.10%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets

Freshpet, Inc.	3.3%

Five9, Inc.	2.6%

Paylocity Holding Corp.	2.4%

Tandem Diabetes Care, Inc.	2.4%

Ollie’s Bargain Outlet Holdings, Inc.	2.3%

Company	% of Net Assets

Monolithic Power Systems, Inc.	2.3%

HubSpot, Inc.	2.2%

Proofpoint, Inc.	2.2%

Exact Sciences Corp.	2.2%

Grocery Outlet Holding Corp.	2.1%

**

As of March 31, 2020, there were 79 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

†	†Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2020 (UNAUDITED)

Management Discussion

The Wasatch-Hoisington U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company.

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

U.S. Treasury bond yields fell sharply during the quarter ended March 31, 2020 after dropping significantly in 2019. The 30-year Treasury bond yield declined to 1.31%, down from 2.388% at the end of 2019. A supply and demand side shock caused by the coronavirus pandemic hit a global economy that had slowed sharply in 2019. An indication of the fragile conditions, world trade volume declined in 2019, only the third annual decrease since 1980. The earlier times were in the recessions of 1982 and 2009. In the midst of widespread declines in economic activity, inflation fell sharply. The poorer growth, falling inflation and uncertain conditions all contributed to the strong rally in the Treasury bond market.

DETAILS OF THE QUARTER

For the three months ended March 31, 2020, the Wasatch-Hoisington U.S. Treasury Fund rose 26.16%. The benchmark Bloomberg Barclays US Aggregate Bond Index posted a far more modest gain of 3.15% over the same period.

OUTLOOK

Major secular forces restraining growth over the past two decades are likely to worsen. The debt overhang will become far greater in the U.S. and for foreign economic powers. Demographic trends, already deteriorating in all these areas, will worsen even further. Based on the pattern during the Spanish flu pandemic of 1918 to 1920, population growth rates are likely to decline in all of these economies, as the coronavirus has engulfed each one. The monetary base is being expanded more sharply than during the U.S. Federal Reserve’s quantitative easing after the global financial crisis of 2008-09. But monetary policy is unlikely to be any more effective.

In view of initial conditions when the virus hit and considering the poorer secular factors, the U.S. economy is facing a deflationary recession. Based on the trends at hand, we expect this downturn will be more severe than the three previous worst post-war recessions of 1973-75, 1981-82 and 2008-09.

This may have a noticeable impact on inflation. Measured from the peak before or during the recession until the cyclical trough, the average decline in the core personal consumption expenditures (PCE) deflator, the Fed’s preferred inflation gauge, was 4.32 percentage points, with a range of minus -1.65 percentage points for the 2008-09 recession to minus -6.96 percentage points for the 1981-82 recession.

One reason for the variability in this range is that highly volatile oil prices rose in two of the recessions and, although energy prices are not measured directly in the core PCE deflator, they have a strong indirect influence. From peak to trough, oil prices declined 49.2% for the 1981-82 recession, but in all three recessions the average price was virtually unchanged. From the cyclical peak to the current level, the decline in oil prices is nearly 72%, unprecedented for a major recession. Extrapolating these trends from previous recessions, the core PCE measure could deflate two to three percentage points and possibly more while the broader PCE measure could contract four percentage points. This means that core PCE could recede to a 1% rate of deflation, with the overall PCE measure deflating at 4% or more.

Once the virus is contained, the output gap, a measure of real gross domestic product (GDP) relative to its potential will be massive both domestically and globally. A recovery in business activity will occur and may appear to be V shaped but will be at a much lower GDP level than the 2019 measure of activity. In other words, the economy will stagger, not march, forward. Five to seven years will likely elapse before the output gap returns to the late 2019 level. This suggests that once the cyclical decline in inflation has occurred, the economy will be mired in a protracted period of mild deflation and that firms with the weakest pricing power will need to try to lower nominal wages, something for which modern business managers have no experience.

Thus, the Treasury yield curve will be anchored close to the zero bound for a very lengthy period. Without the legal and structural impediments to crossing the zero bound, both variables in the Fisher equation (the real rate and inflationary expectations) will tend to push yields toward negative territory.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2020 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	19.58%	40.27%	7.82%	10.45%
Bloomberg Barclays US Aggregate Bond Index	3.33%	8.93%	3.36%	3.88%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2020 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.69%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP U.S. TREASURY HOLDINGS**

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.250%	8/15/46	25.5%

U.S. Treasury Strip, principal only	8/15/45	23.2%

U.S. Treasury Strip, principal only	5/15/44	16.5%

U.S. Treasury Bond, 3.000%	8/15/48	15.2%

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 2.500%	2/15/45	7.6%

U.S. Treasury Strip, principal only	8/15/40	6.2%

U.S. Treasury Bond, 2.250%	8/15/49	2.8%

U.S. Treasury Bond, 2.875%	5/15/49	1.2%

**

As of March 31, 2020, there were 8 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

WASATCH FUNDS MANAGEMENT DISCUSSIONS	MARCH 31, 2020 (UNAUDITED)

Definitions of Financial Terms

Alpha is a risk-adjusted measure of the so-called “excess return” on an investment. It is a common measure of assessing an active manager’s performance as it is the return in excess of a benchmark index or “risk-free” investment. The difference between the fair and actually expected rates of return on a stock is called the stock’s alpha.

CFA® stands for Chartered Financial Analyst and is a trademark owned by the CFA Institute.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

The Fisher equation in economics estimates the relationship between nominal and real interest rates under inflation. It is named after Irving Fisher, who was renowned for his work on the theory of interest. In economics, this equation is used to predict nominal and real interest rate behavior.

The global financial crisis, also known as the financial crisis of 2008-09 and the 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

The monetary base is the total amount of a currency that is either circulated in the hands of the public or in the commercial bank deposits held in the central bank’s reserves. This measure of the money supply typically only includes the most liquid currencies.

The Personal Consumption Expenditures (PCE) Deflator is part of the National Income and Products Accounts developed by the Bureau of Economic Analysis of the U.S. Commerce Department. The PCE Deflator is a variable weighted index and is widely considered to be the most reliable of all the price indexes.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Real gross domestic product (GDP) is a macroeconomic measure of the value of economic output adjusted for price changes (i.e., inflation or deflation). This adjustment transforms the money-value measure, nominal GDP, into an index for quantity of total output.

Return on assets (ROA) measures a company’s profitability by showing how many dollars of earnings a company derives from each dollar of assets it controls.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

Sales growth is the increase in sales over a specified period of time, not necessarily one year.

Valuation is the process of determining the current worth of an asset or company.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

INDEX DESCRIPTIONS AND DISCLOSURES

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The MSCI AC (All Country) World Index captures large- and mid-cap representation across 23 developed-market and 26 emerging-market countries.

The MSCI AC (All Country) World ex USA Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float-adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI EAFE Index is an unmanaged index and includes reinvestment of all dividends of issuers located in 21 developed-market countries, excluding the U.S. and Canada. This index is a free float-adjusted market capitalization index designed to measure the performance of mid-cap and large-cap securities.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 26 emerging-market countries.

The MSCI Emerging Markets Small Cap Index captures small-cap representation across 26 emerging-market countries.

The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float-adjusted market capitalization indexes designed to measure equity market performance in the global frontier and emerging markets.

The MSCI India Investable Market Index (IMI) covers all investable large-, mid- and small-cap securities across India, targeting approximately 99% of the Indian market’s free-float adjusted market capitalization.

The MSCI World ex USA Index captures large- and mid-cap representation across 22 of 23 developed market countries, excluding the United States.

MARCH 31, 2020 (UNAUDITED)

The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization.

Pertaining to the use of Russell information. All rights in the Russell 2000, Russell 2000 Growth, Russell 2000 Value and Russell Microcap vest in the relevant London Stock Exchange Group plc (collectively, the “LSE Group”), which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of any Wasatch portfolio. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from any Wasatch portfolio or the suitability of these indexes for the purpose to which they are being put by Wasatch Global Investors.

You cannot invest directly in these or any indexes.

WASATCH FUNDS

Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended March 31, 2020.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended March 31, 2020. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses.

MARCH 31, 2020 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2019	End of Period March 31, 2020
Core Growth Fund — Investor Class

Actual	$1,000.00	$827.40	$5.39	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$5.96	1.18%
Core Growth Fund — Institutional Class

Actual	$1,000.00	$827.80	$4.80	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Emerging India Fund — Investor Class

Actual	$1,000.00	$760.10	$7.08	1.61%
Hypothetical (5% before expenses)	$1,000.00	$1,016.95	$8.12	1.61%
Emerging India Fund — Institutional Class

Actual	$1,000.00	$761.80	$6.34	1.44%
Hypothetical (5% before expenses)	$1,000.00	$1,017.80	$7.26	1.44%
Emerging Markets Select Fund — Investor Class

Actual	$1,000.00	$846.30	$6.97	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.62	1.51%
Emerging Markets Select Fund — Institutional Class

Actual	$1,000.00	$847.40	$5.59	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.11	1.21%
Emerging Markets Small Cap Fund — Investor Class

Actual	$1,000.00	$850.30	$9.07	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.20	$9.87	1.96%
Emerging Markets Small Cap Fund — Institutional Class

Actual	$1,000.00	$854.70	$8.39	1.81%
Hypothetical (5% before expenses)	$1,000.00	$1,015.95	$9.12	1.81%
Frontier Emerging Small Countries Fund — Investor Class

Actual	$1,000.00	$755.50	$9.44	2.15%
Hypothetical (5% before expenses)	$1,000.00	$1,014.25	$10.83	2.15%
Frontier Emerging Small Countries Fund —Institutional Class

Actual	$1,000.00	$757.20	$8.57	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Global Opportunities Fund — Investor Class

Actual	$1,000.00	$820.30	$6.96	1.53%
Hypothetical (5% before expenses)	$1,000.00	$1,017.35	$7.72	1.53%
Global Opportunities Fund — Institutional Class

Actual	$1,000.00	$818.50	$6.18	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.86	1.36%
Global Select Fund — Investor Class

Actual	$1,000.00	$899.00	$6.41	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.81	1.35%
Global Select Fund — Institutional Class

Actual	$1,000.00	$901.00	$4.51	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Global Value Fund — Investor Class

Actual	$1,000.00	$760.70	$4.84	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Global Value Fund — Institutional Class

Actual	$1,000.00	$760.90	$4.18	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
International Growth Fund — Investor Class

Actual	$1,000.00	$876.70	$6.85	1.46%
Hypothetical (5% before expenses)	$1,000.00	$1,017.70	$7.36	1.46%
International Growth Fund — Institutional Class

Actual	$1,000.00	$877.10	$6.34	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.81	1.35%

WASATCH FUNDS	MARCH 31, 2020 (UNAUDITED)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2019	End of Period March 31, 2020
International Opportunities Fund — Investor Class

Actual	$1,000.00	$876.60	$9.52	2.03%
Hypothetical (5% before expenses)	$1,000.00	$1,014.85	$10.23	2.03%
International Opportunities Fund — Institutional Class

Actual	$1,000.00	$878.00	$9.06	1.93%
Hypothetical (5% before expenses)	$1,000.00	$1,015.35	$9.72	1.93%
International Select Fund — Investor Class

Actual	$1,000.00	$947.00	$6.38	1.31%
Hypothetical (5% before expenses)	$1,000.00	$1,018.45	$6.61	1.31%
International Select Fund — Institutional Class

Actual	$1,000.00	$952.00	$4.49	0.92%
Hypothetical (5% before expenses)	$1,000.00	$1,020.40	$4.65	0.92%
Micro Cap Fund — Investor Class

Actual	$1,000.00	$859.90	$7.63	1.64%
Hypothetical (5% before expenses)	$1,000.00	$1,016.80	$8.27	1.64%
Micro Cap Fund — Institutional Class

Actual	$1,000.00	$740.30	$2.25	1.58%
Hypothetical (5% before expenses)	$1,000.00	$1,005.61	$2.60	1.58%
Micro Cap Value Fund — Investor Class

Actual	$1,000.00	$796.00	$7.77	1.73%
Hypothetical (5% before expenses)	$1,000.00	$1,016.35	$8.72	1.73%
Micro Cap Value Fund — Institutional Class

Actual	$1,000.00	$717.80	$2.25	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,005.57	$2.63	1.60%
Small Cap Growth Fund — Investor Class

Actual	$1,000.00	$855.20	$5.43	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.91	1.17%
Small Cap Growth Fund — Institutional Class

Actual	$1,000.00	$855.80	$4.87	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Small Cap Value Fund — Investor Class

Actual	$1,000.00	$676.20	$4.99	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.05	$6.01	1.19%
Small Cap Value Fund — Institutional Class

Actual	$1,000.00	$677.20	$4.40	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Ultra Growth Fund — Investor Class

Actual	$1,000.00	$948.90	$5.85	1.20%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Ultra Growth Fund — Institutional Class

Actual	$1,000.00	$800.60	$1.55	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,006.48	$1.73	1.05%
U.S. Treasury Fund

Actual	$1,000.00	$1,195.80	$3.62	0.66%
Hypothetical (5% before expenses)	$1,000.00	$1,025.00	$3.34	0.66%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/366), except for the Institutional Class of the Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund, which have 60 days in the most recent fiscal period due to their inception date of January 31, 2020.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.1%

	Airlines 1.3%
290,891	Allegiant Travel Co.	$23,794,884

	Application Software 16.4%
309,573	Avalara, Inc.*	23,094,146
361,383	DocuSign, Inc.*	33,391,789
681,391	Five9, Inc.*	52,099,156
414,871	Guidewire Software, Inc.*	32,903,419
1,401,108	Medallia, Inc.*	28,078,204
526,548	Paylocity Holding Corp.*	46,504,719
466,850	Q2 Holdings, Inc.*	27,572,161
219,030	Tyler Technologies, Inc.*	64,955,537

		308,599,131

	Asset Management & Custody Banks 4.7%
896,041	Cohen & Steers, Inc.	40,725,063
852,335	Hamilton Lane, Inc., Class A	47,142,649

		87,867,712

	Automotive Retail 2.6%
1,375,149	Camping World Holdings, Inc., Class A	7,824,598
944,095	Monro, Inc.	41,360,802

		49,185,400

	Biotechnology 0.9%
245,875	Ligand Pharmaceuticals, Inc.*	17,880,030

	Building Products 3.5%
833,330	Trex Co., Inc.*	66,783,066

	Commercial Printing 1.2%
416,264	Cimpress plc*	22,145,245

	Commodity Chemicals 1.6%
2,332,692	Valvoline, Inc.	30,534,938

	Data Processing & Outsourced Services 2.6%
571,161	Euronet Worldwide, Inc.*	48,959,921

	Distributors 3.3%
313,505	Pool Corp.	61,688,379

	Diversified Banks 0.8%
9,399,239	City Union Bank Ltd. (India)	16,017,559

	Electronic Equipment & Instruments 2.0%
464,503	Novanta, Inc.*	37,104,500

	Electronic Manufacturing Services 2.6%
890,409	Fabrinet*	48,580,715

	General Merchandise Stores 2.1%
836,832	Ollie’s Bargain Outlet Holdings, Inc.*	38,778,795

	Health Care Equipment 0.6%
337,951	Cantel Medical Corp.	12,132,441

	Health Care Facilities 3.3%
1,150,917	Ensign Group, Inc. (The)	43,285,988
646,000	Pennant Group, Inc. (The)*	9,147,360
136,110	U.S. Physical Therapy, Inc.	9,391,590

		61,824,938

	Health Care Supplies 2.2%
619,118	Neogen Corp.*	41,474,715

	Home Improvement Retail 1.1%
624,656	Floor & Decor Holdings, Inc., Class A*	20,045,211

Shares		Value

	Industrial Machinery 9.7%
1,339,637	Altra Industrial Motion Corp.	$23,430,251
1,151,994	Barnes Group, Inc.	48,187,909
764,751	Helios Technologies, Inc.	28,999,358
433,822	Kadant, Inc.	32,384,812
443,809	RBC Bearings, Inc.*	50,057,217

		183,059,547

	Industrial REITs 2.2%
3,524,702	Monmouth Real Estate Investment Corp.	42,472,659

	IT Consulting & Other Services 2.0%
201,365	EPAM Systems, Inc.*	37,385,426

	Leisure Facilities 2.0%
793,645	Planet Fitness, Inc., Class A*	38,650,512

	Life Sciences Tools & Services 5.6%
476,331	ICON plc* (Ireland)	64,781,016
554,938	Medpace Holdings, Inc.*	40,721,350

		105,502,366

	Managed Health Care 1.6%
612,041	HealthEquity, Inc.*	30,963,154

	Regional Banks 3.0%
568,515	Bank OZK	9,494,201
888,762	Eagle Bancorp, Inc.	26,849,500
855,539	Webster Financial Corp.	19,591,843

		55,935,544

	Research & Consulting Services 1.7%
1,567,060	Clarivate Analytics plc*	32,516,495

	Semiconductors 2.7%
304,138	Monolithic Power Systems, Inc.	50,930,949

	Specialized REITs 2.4%
1,518,644	National Storage Affiliates Trust	44,951,862

	Specialty Chemicals 2.8%
526,660	Balchem Corp.	51,991,875

	Specialty Stores 3.0%
495,790	Five Below, Inc.*	34,893,700
1,113,483	National Vision Holdings, Inc.*	21,623,840

		56,517,540

	Systems Software 4.8%
438,772	CyberArk Software Ltd.* (Israel)	37,541,332
523,240	Proofpoint, Inc.*	53,679,192

		91,220,524

	Trading Companies & Distributors 1.3%
328,403	SiteOne Landscape Supply, Inc.*	24,177,029

	Trucking 1.5%
222,714	Old Dominion Freight Line, Inc.	29,233,440

	Total Common Stocks (cost $1,714,731,544)	$1,868,906,502

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.9%

	Repurchase Agreement 0.9%
$16,332,508	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $16,050,000 of United States Treasury Notes 1.750% due 7/15/22; value: $16,663,608; repurchase proceeds: $16,332,508 (cost $16,332,508)	$16,332,508

	Total Short-Term Investments (cost $16,332,508)	16,332,508

	Total Investments (cost $1,731,064,052) 100.0%§	1,885,239,010

	Other Assets less Liabilities <0.1%	426,456

	NET ASSETS 100.0%	$1,885,665,466

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.85%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2020, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	0.8
Ireland	3.5
Israel	2.0
United States	93.7

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 103.2%

	Apparel, Accessories & Luxury Goods 3.2%
29,042	Page Industries Ltd. (India)	$6,425,733

	Auto Parts & Equipment 1.3%
300,000	Endurance Technologies Ltd. (India)	2,391,341
409,520	Minda Corp. Ltd. (India)	312,162

		2,703,503

	Brewers 2.7%
450,196	United Breweries Ltd. (India)	5,447,869

	Commodity Chemicals 6.2%
1,537,566	Berger Paints India Ltd. (India)	10,045,472
365,334	Gulf Oil Lubricants India Ltd. (India)	2,525,664

		12,571,136

	Consumer Finance 7.7%
418,574	Bajaj Finance Ltd. (India)	12,225,400
394,808	SBI Cards & Payment Services Ltd.* *** † §§ (India)	3,227,300

		15,452,700

	Department Stores 2.6%
807,809	Trent Ltd. (India)	5,157,155

	Diversified Banks 10.3%
1,518,459	City Union Bank Ltd. (India)	2,587,657
860,384	HDFC Bank Ltd. (India)	9,760,117
493,997	Kotak Mahindra Bank Ltd. (India)	8,372,736

		20,720,510

	Diversified Chemicals 5.9%
659,676	Pidilite Industries Ltd. (India)	11,811,636

	Financial Exchanges & Data 2.7%
326,231	CRISIL Ltd. (India)	5,404,432

	Health Care Services 6.1%
669,512	Dr. Lal PathLabs Ltd. (India)	12,325,421

	Hotels, Resorts & Cruise Lines 0.4%
2,606,139	Lemon Tree Hotels Ltd.* (India)	766,499

	Industrial Conglomerates 3.0%
23,780	3M India Ltd.* (India)	5,953,973

	Industrial Machinery 2.1%
2,843,085	Elgi Equipments Ltd. (India)	4,206,075

	Interactive Media & Services 4.2%
313,069	Info Edge India Ltd. (India)	8,529,606

	Internet & Direct Marketing Retail 1.8%
311,126	MakeMyTrip Ltd.* (India)	3,719,511

	IT Consulting & Other Services 8.1%
356,238	Larsen & Toubro Infotech Ltd. (India)	6,743,214
885,338	Mindtree Ltd. (India)	9,537,853

		16,281,067

	Life & Health Insurance 2.4%
1,031,715	ICICI Prudential Life Insurance Co. Ltd. (India)	4,812,687

Shares		Value

	Life Sciences Tools & Services 6.5%
501,652	Divi’s Laboratories Ltd. (India)	$13,016,084

	Packaged Foods & Meats 5.0%
284,101	Britannia Industries Ltd. (India)	10,041,346

	Personal Products 1.5%
21,811	Procter & Gamble Hygiene & Health Care Ltd. (India)	2,959,115

	Pharmaceuticals 0.7%
311,451	Amrutanjan Health Care Ltd. (India)	1,358,229

	Property & Casualty Insurance 5.9%
812,230	ICICI Lombard General Insurance Co. Ltd. (India)	11,800,329

	Regional Banks 4.8%
1,425,060	AU Small Finance Bank Ltd. (India)	9,739,514

	Specialty Chemicals 2.5%
234,115	Asian Paints Ltd. (India)	5,124,508

	Thrifts & Mortgage Finance 5.6%
416,799	Aavas Financiers Ltd.* (India)	6,736,551
210,471	Housing Development Finance Corp. Ltd. (India)	4,520,347

		11,256,898

	Total Common Stocks (cost $208,838,307)	207,585,536

	Total Investments (cost $208,838,307) 103.2%§	207,585,536

	Liabilities less Other Assets (3.2%)	(6,436,412)

	NET ASSETS 100.0%	$201,149,124

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2020, amounted to approximately $3,227,300, and represented 1.60% of net assets.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 93.37%.

§§The aggregate value of illiquid holdings at March 31, 2020, amounted to approximately $3,227,300 and represented 1.60% of net assets.

See Notes to Financial Statements.

At March 31, 2020, Wasatch Emerging India Fund’s investments, were in the following countries:

Country	%
India	100.0

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.5%

	Airport Services 1.3%
85,926	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$464,574

	Apparel, Accessories & Luxury Goods 1.7%
2,871	Page Industries Ltd. (India)	635,228

	Application Software 3.9%
16,240	Globant S.A.* (Argentina)	1,427,171

	Biotechnology 1.7%
3,965	Medytox, Inc. (South Korea)	630,788

	Consumer Finance 4.4%
55,987	Bajaj Finance Ltd. (India)	1,635,227

	Diversified Banks 8.0%
120,868	HDFC Bank Ltd. (India)	1,371,115
567,364	PT Bank Central Asia Tbk (Indonesia)	955,962
51,382	TCS Group Holding plc GDR (Russia)	593,976

		2,921,053

	Diversified Chemicals 1.8%
37,930	Pidilite Industries Ltd. (India)	679,144

	Drug Retail 4.2%
78,766	Raia Drogasil S.A. (Brazil)	1,543,911

	Electrical Components & Equipment 6.7%
48,056	Amara Raja Batteries Ltd. (India)	301,852
59,661	Voltronic Power Technology Corp. (Taiwan)	1,239,864
139,701	WEG S.A. (Brazil)	902,554

		2,444,270

	Health Care Equipment 3.2%
518,339	Microport Scientific Corp. (Hong Kong)	1,159,472

	Human Resource & Employment Services 2.6%
15,427	51job, Inc. ADR* (China)	947,063

	Industrial Machinery 2.4%
139,000	Techtronic Industries Co. Ltd. (Hong Kong)	882,637

	Interactive Media & Services 3.3%
24,425	Tencent Holdings Ltd. (China)	1,207,269

	Internet & Direct Marketing Retail 12.1%
5,304	Alibaba Group Holding Ltd. ADR* (China)	1,031,522
31,797	MakeMyTrip Ltd.* (India)	380,133
4,234	MercadoLibre, Inc.*	2,068,648
40,408	Trip.com Group Ltd. ADR* (China)	947,567

		4,427,870

	IT Consulting & Other Services 2.8%
53,591	Larsen & Toubro Infotech Ltd. (India)	1,014,422

	Life & Health Insurance 2.4%
110,272	Discovery Ltd. (South Africa)	480,831
85,892	ICICI Prudential Life Insurance Co. Ltd. (India)	400,664

		881,495

	Life Sciences Tools & Services 2.4%
69,500	Wuxi Biologics Cayman, Inc.* (China)	887,295

	Managed Health Care 0.8%
38,000	Hapvida Participacoes e Investimentos S.A. (Brazil)	310,079

Shares		Value

	Packaged Foods & Meats 5.9%
23,851	Britannia Industries Ltd. (India)	$842,997
435,393	Vitasoy International Holdings Ltd. (Hong Kong)	1,310,265

		2,153,262

	Personal Products 2.0%
798	LG Household & Health Care Ltd. (South Korea)	730,958

	Pharmaceuticals 2.1%
59,700	Jiangsu Hengrui Medicine Co. Ltd., Class A* (China)	766,329

	Property & Casualty Insurance 3.7%
90,201	ICICI Lombard General Insurance Co. Ltd. (India)	1,310,468
21,618	Qualitas Controladora S.A.B. de C.V. (Mexico)	55,260

		1,365,728

	Regional Banks 0.9%
49,022	AU Small Finance Bank Ltd. (India)	335,039

	Semiconductors 10.1%
34,297	ASPEED Technology, Inc. (Taiwan)	1,168,317
77,959	Silergy Corp. (Taiwan)	2,528,654

		3,696,971

	Specialized Finance 1.0%
117,000	Chailease Holding Co. Ltd. (Taiwan)	352,396

	Specialty Chemicals 3.2%
53,760	Asian Paints Ltd. (India)	1,176,745

	Thrifts & Mortgage Finance 0.9%
20,124	Aavas Financiers Ltd.* (India)	325,256

	Total Common Stocks (cost $32,165,015)	35,001,652

	PREFERRED STOCKS 1.9%

	Diversified Banks 1.9%
94,031	Banco Davivienda S.A., 2.90% (Colombia)	706,043

	Total Preferred Stocks (cost $886,979)	706,043

	Total Investments (cost $33,051,994) 97.4%§	35,707,695

	Other Assets less Liabilities 2.6%	965,031

	NET ASSETS 100.0%	$36,672,726

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 66.34%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

At March 31, 2020, Wasatch Emerging Markets Select Fund’s investments, were in the following countries:

Country	% of Net Assets
Argentina	4.0
Brazil	7.7
China	16.2
Colombia	2.0
Hong Kong	9.4
India	29.1
Indonesia	2.7
Mexico	1.5
Russia	1.7
South Africa	1.3
South Korea	3.8
Taiwan	14.8
United States	5.8

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.2%

	Airport Services 1.6%
1,374,525	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$4,651,570

	Application Software 3.3%
106,207	Globant S.A.* (Argentina)	9,333,471

	Biotechnology 1.6%
27,826	Medytox, Inc. (South Korea)	4,426,809

	Commodity Chemicals 4.3%
1,497,470	Berger Paints India Ltd. (India)	9,783,510
2,339,813	TOA Paint Thailand Public Co. Ltd. (Thailand)	2,245,878

		12,029,388

	Consumer Finance 6.0%
265,148	Bajaj Finance Ltd. (India)	7,744,247
2,110,475	Muangthai Capital Public Co. Ltd. (Thailand)	2,250,830
2,414,829	Srisawad Corp. Public Co. Ltd., Class A (Thailand)	3,127,302
4,601,345	Unifin Financiera S.A.B de C.V. (Mexico)	3,658,188

		16,780,567

	Department Stores 1.2%
233,946	Poya International Co. Ltd. (Taiwan)	3,312,728

	Distillers & Vintners 1.3%
608,057	Sichuan Swellfun Co. Ltd., Class A (China)	3,664,302

	Diversified Banks 2.7%
1,704,936	City Union Bank Ltd. (India)	2,905,439
408,104	TCS Group Holding plc GDR (Russia)	4,717,682

		7,623,121

	Diversified Chemicals 2.1%
322,860	Pidilite Industries Ltd. (India)	5,780,875

	Drug Retail 6.4%
481,648	Clicks Group Ltd. (South Africa)	6,942,230
559,110	Raia Drogasil S.A. (Brazil)	10,959,249

		17,901,479

	Electrical Components & Equipment 5.6%
395,965	Amara Raja Batteries Ltd. (India)	2,487,155
642,694	Voltronic Power Technology Corp. (Taiwan)	13,356,351

		15,843,506

	Electronic Equipment & Instruments 1.6%
1,096,616	Chroma ATE, Inc. (Taiwan)	4,470,222

	General Merchandise Stores 3.4%
1,288,666	Magazine Luiza S.A. (Brazil)	9,669,769

	Health Care Equipment 2.6%
3,233,076	Microport Scientific Corp. (Hong Kong)	7,232,062

	Health Care Facilities 1.7%
16,606,200	Cleopatra Hospital* (Egypt)	4,853,146

	Health Care Services 3.3%
500,992	Dr. Lal PathLabs Ltd. (India)	9,223,042

	Highways & Railtracks 1.0%
4,537,437	Yuexiu Transport Infrastructure Ltd. (China)	2,746,002

	Home Improvement Retail 1.2%
41,666,224	PT Ace Hardware Indonesia Tbk (Indonesia)	3,314,948

Shares		Value

	Hotels, Resorts & Cruise Lines 1.5%
148,730	Huazhu Group Ltd. ADR (China)	$4,273,013

	Human Resource & Employment Services 2.6%
120,668	51job, Inc. ADR* (China)	7,407,808

	Industrial Conglomerates 2.0%
22,180	3M India Ltd.* (India)	5,553,369

	Industrial Machinery 1.4%
265,583	Airtac International Group (Taiwan)	3,916,097

	Insurance Brokers 1.3%
1,773,285	TQM Corp. Public Co. Ltd. (Thailand)	3,633,836

	Interactive Media & Services 2.4%
250,874	Info Edge India Ltd. (India)	6,835,095

	Internet & Direct Marketing Retail 0.8%
183,648	MakeMyTrip Ltd.* (India)	2,195,512

	IT Consulting & Other Services 3.8%
305,856	Larsen & Toubro Infotech Ltd. (India)	5,789,535
445,179	Mindtree Ltd. (India)	4,795,967

		10,585,502

	Life & Health Insurance 0.3%
191,272	Discovery Ltd. (South Africa)	834,023

	Packaged Foods & Meats 4.6%
135,161	Britannia Industries Ltd. (India)	4,777,169
2,687,755	Vitasoy International Holdings Ltd. (Hong Kong)	8,088,490

		12,865,659

	Pharmaceuticals 0.0%
13,017,213	China Animal Healthcare Ltd.* *** §§ (China)	16,790

	Property & Casualty Insurance 4.8%
631,929	ICICI Lombard General Insurance Co. Ltd. (India)	9,180,861
1,645,684	Qualitas Controladora S.A.B. de C.V. (Mexico)	4,206,735

		13,387,596

	Regional Banks 4.2%
1,122,259	AU Small Finance Bank Ltd. (India)	7,670,033
15,551,200	PT Bank Tabungan Pensiunan Nasional Syariah Tbk* (Indonesia)	2,024,552
782,362	Regional S.A.B. de C.V. (Mexico)	2,057,936

		11,752,521

	Semiconductors 13.4%
253,374	ASPEED Technology, Inc. (Taiwan)	8,631,111
98,262	LEENO Industrial, Inc. (South Korea)	5,994,845
174,735	Parade Technologies Ltd. (Taiwan)	3,693,149
487,126	Silergy Corp. (Taiwan)	15,800,267
408,000	Win Semiconductors Corp. (Taiwan)	3,501,555

		37,620,927

	Systems Software 2.1%
88,249	Douzone Bizon Co. Ltd. (South Korea)	5,823,707

	Thrifts & Mortgage Finance 1.1%
195,327	Aavas Financiers Ltd.* (India)	3,156,990

	Total Common Stocks (cost $220,560,491)	272,715,452

MARCH 31, 2020 (UNAUDITED)

Shares		Value

	PREFERRED STOCKS 2.0%

	Personal Products 2.0%
10,702	LG Household & Health Care Ltd., 1.74% (South Korea)	$5,579,388

	Total Preferred Stocks (cost $5,002,852)	5,579,388

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$1,507,568	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $1,485,000 of United States Treasury Notes 1.750% due 7/15/22; value: $1,541,773; repurchase proceeds: $1,507,568 (cost $1,507,568)	$1,507,568

	Total Short-Term Investments (cost $1,507,568)	1,507,568

	Total Investments (cost $227,070,911) 99.7%§	279,802,408

	Other Assets less Liabilities 0.3%	946,651

	NET ASSETS 100.0%	$280,749,059

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 69.19%.

§§The aggregate value of illiquid holdings at March 31, 2020, amounted to approximately $16,790, and represented 0.01% of net assets.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2020, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	3.4
Brazil	7.4
China	6.5
Egypt	1.7
Hong Kong	5.5
India	31.6
Indonesia	1.9
Mexico	5.2
Russia	1.7
South Africa	2.8
South Korea	7.8
Taiwan	20.4
Thailand	4.1

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.4%

	Airport Services 1.7%
197,400	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$668,027

	Application Software 4.3%
19,712	Globant S.A.* (Argentina)	1,732,291

	Asset Management & Custody Banks 2.2%
4,471,368	Vostok Emerging Finance Ltd.* (Sweden)	888,559

	Brewers 1.0%
79,780	Saigon Beer Alcohol Beverage Corp. (Vietnam)	413,628

	Consumer Finance 6.9%
289,466	ASA International Group plc (United Kingdom)	341,569
483,039	Delta Brac Housing Finance Corp. Ltd. (Bangladesh)	515,636
240,400	Muangthai Capital Public Company Ltd. (Thailand)	256,388
39,681	Spandana Sphoorty Financial Ltd.* (India)	316,235
460,100	Srisawad Corp. Public Company Ltd. Class A (Thailand)	595,848
894,920	Unifin Financiera S.A.B de C.V. (Mexico)	711,485

		2,737,161

	Data Processing & Outsourced Services 1.6%
132,674	Network International Holdings plc* (United Kingdom)	645,116

	Diversified Banks 14.2%
356,510	Bank for Foreign Trade of Vietnam JSC (Vietnam)	924,099
422,538	Commercial International Bank S.A.E* (Egypt)	1,559,825
1,583	Credicorp Ltd. (Peru)	226,480
1,643,000	Equity Group Holdings plc (Kenya)	530,984
825,600	PT Bank Central Asia Tbk (Indonesia)	1,391,068
91,448	TCS Group Holding plc GDR (Russia)	1,057,139

		5,689,595

	Drug Retail 8.4%
77,213	Clicks Group Ltd. (South Africa)	1,112,909
114,300	Raia Drogasil S.A. (Brazil)	2,240,422

		3,353,331

	Electrical Components & Equipment 1.3%
80,400	Weg S.A. (Brazil)	519,433

	Food Retail 7.5%
432,200	CP ALL Public Company Ltd. (Thailand)	803,358
856,764	Philippine Seven Corp. (Philippines)	2,186,722

		2,990,080

	General Merchandise Stores 1.4%
75,100	Magazine Luiza S.A. (Brazil)	563,528

	Health Care Distributors 1.7%
1,368,438	Ibnsina Pharma S.A.E. (Egypt)	691,659

	Health Care Facilities 5.9%
7,983,144	Cleopatra Hospital* (Egypt)	2,333,066

	Human Resource & Employment Services 1.4%
34,083	HeadHunter Group plc. ADR (Russia)	544,306

	Hypermarkets & Super Centers 2.0%
25,878	InRetail Peru Corp. (Peru)	807,394

Shares		Value

	Insurance Brokers 3.0%
579,715	TQM Corp. Public Company Ltd. (Thailand)	$1,187,959

	Internet & Direct Marketing Retail 12.4%
5,360	MercadoLibre, Inc.*	2,618,789
11,040	Naspers Ltd., Class N (South Africa)	1,568,943
11,040	Prosus N.V.* (Netherlands)	773,029

		4,960,761

	Life & Health Insurance 1.3%
118,609	Discovery Ltd. (South Africa)	517,183

	Property & Casualty Insurance 4.5%
703,900	Qualitas Controladora S.A.B. de C.V. (Mexico)	1,799,325

	Regional Banks 4.1%
164,784	AU Small Finance Bank Ltd. (India)	1,126,209
3,906,400	PT Bank Tabungan Pensiunan Nasional Syariah Tbk* (Indonesia)	508,560

		1,634,769

	Technology Distributors 3.7%
865,070	FPT Corp. (Vietnam)	1,488,412

	Wireless Telecommunication Services 4.9%
7,748,738	Safaricom plc (Kenya)	1,962,610

	Total Common Stocks (cost $45,555,293)	38,128,193

	PREFERRED STOCKS 3.4%

	Diversified Banks 3.4%
183,559	Banco Davivienda S.A., 2.90% (Colombia)	1,378,274

	Total Preferred Stocks (cost $2,032,420)	1,378,274

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.6%

	Repurchase Agreement 1.6%
$621,965	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $615,000 of United States Treasury Notes 1.750% due 7/15/22; value: $638,512; repurchase proceeds: $621,965 (cost $621,965)	$621,965

	Total Short-Term Investments (cost $621,965)	621,965

	Total Investments (cost $48,209,678) 100.4%§	40,128,432

	Liabilities less Other Assets (0.4%)	(167,057)

	NET ASSETS 100.0%	$39,961,375

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 46.52%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

At March 31, 2020, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	4.4
Bangladesh	1.3
Brazil	8.4
Colombia	3.5
Egypt	11.6
India	3.7
Indonesia	4.8
Kenya	6.3
Mexico	8.0
Netherlands	2.0
Peru	2.6
Philippines	5.5
Russia	4.1
South Africa	8.1
Sweden	2.2
Thailand	7.2
United Kingdom	2.5
United States	6.6
Vietnam	7.2

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.9%

	Airlines 0.9%
10,687	Allegiant Travel Co.	$874,197

	Application Software 17.7%
30,444	Five9, Inc.*	2,327,748
28,136	Globant S.A.* (Argentina)	2,472,592
12,718	HubSpot, Inc.*	1,693,910
113,430	Infomart Corp. (Japan)	746,446
67,661	Medallia, Inc.*	1,355,926
18,045	Paylocity Holding Corp.*	1,593,734
16,499	Q2 Holdings, Inc.*	974,431
93,318	Systena Corp. (Japan)	1,261,072
102,857	Technology One Ltd. (Australia)	496,835
7,858	Tyler Technologies, Inc.*	2,330,369
29,884	Zendesk, Inc.*	1,912,875

		17,165,938

	Automotive Retail 1.0%
22,815	Monro, Inc.	999,525

	Biotechnology 2.6%
101,538	Abcam plc (United Kingdom)	1,432,308
16,859	Esperion Therapeutics, Inc.*	531,564
170	Medytox, Inc. (South Korea)	27,045
86,299	Sangamo Therapeutics, Inc.*	549,725

		2,540,642

	Building Products 3.1%
37,382	Trex Co., Inc.*	2,995,793

	Commercial Printing 0.6%
11,429	Cimpress plc*	608,023

	Consumer Finance 2.6%
33,630	Bajaj Finance Ltd. (India)	982,240
784,708	Srisawad Corp. Public Co. Ltd., Class A (Thailand)	1,016,229
644,500	Unifin Financiera S.A.B de C.V. (Mexico)	512,394

		2,510,863

	Data Processing & Outsourced Services 2.9%
23,458	Euronet Worldwide, Inc.*	2,010,820
11,400	GMO Payment Gateway, Inc. (Japan)	798,973

		2,809,793

	Diversified Chemicals 1.4%
73,457	Pidilite Industries Ltd. (India)	1,315,263

	Diversified Real Estate Activities 1.0%
42,728	Patrizia AG (Germany)	977,619

	Diversified Support Services 1.9%
26,107	Copart, Inc.*	1,788,852

	Drug Retail 1.5%
10,690	Ain Holdings, Inc. (Japan)	628,359
15,500	Sugi Holdings Co. Ltd. (Japan)	830,016

		1,458,375

	Electrical Components & Equipment 2.0%
95,281	Voltronic Power Technology Corp. (Taiwan)	1,980,113

	General Merchandise Stores 1.4%
29,255	Ollie’s Bargain Outlet Holdings, Inc.*	1,355,677

	Health Care Equipment 2.8%
21,469	Cantel Medical Corp.	770,737
17,042	Cochlear Ltd. (Australia)	1,942,299

		2,713,036

Shares		Value

	Health Care Facilities 2.5%
53,944	Ensign Group, Inc. (The)	$2,028,834
30,936	Pennant Group, Inc. (The)*	438,054

		2,466,888

	Health Care Services 1.1%
59,361	Dr. Lal PathLabs Ltd. (India)	1,092,810

	Health Care Supplies 1.2%
45,700	Asahi Intecc Co. Ltd. (Japan)	1,130,254

	Homebuilding 1.2%
25,624	LGI Homes, Inc.*	1,156,924

	Human Resource & Employment Services 1.4%
22,500	en-japan, Inc. (Japan)	418,029
50,730	SMS Co. Ltd. (Japan)	978,367

		1,396,396

	Industrial Conglomerates 1.1%
4,226	3M India Ltd.* (India)	1,058,095

	Industrial Machinery 7.3%
35,669	Altra Industrial Motion Corp.	623,851
23,238	Barnes Group, Inc.	972,046
30,575	Helios Technologies, Inc.	1,159,404
44,032	Kornit Digital Ltd.* (Israel)	1,095,956
62,300	MISUMI Group, Inc. (Japan)	1,347,607
16,345	RBC Bearings, Inc.*	1,843,553

		7,042,417

	Interactive Media & Services 0.6%
2,738	New Work SE (Germany)	576,172

	Internet & Direct Marketing Retail 3.9%
62,227	MakeMyTrip Ltd.* (India)	743,924
4,274	MercadoLibre, Inc.*	2,088,191
224,623	Trainline plc* (United Kingdom)	932,575

		3,764,690

	Leisure Facilities 0.7%
13,305	Planet Fitness, Inc., Class A*	647,953

	Life & Health Insurance 0.7%
138,449	ICICI Prudential Life Insurance Co. Ltd. (India)	645,829

	Managed Health Care 1.2%
23,517	HealthEquity, Inc.*	1,189,725

	Other Diversified Financial Services 0.6%
2,066	Hypoport AG* (Germany)	591,601

	Packaged Foods & Meats 4.3%
26,800	Freshpet, Inc.*	1,711,716
822,000	Vitasoy International Holdings Ltd. (Hong Kong)	2,473,715

		4,185,431

	Pharmaceuticals 1.0%
63,591	Intra-Cellular Therapies, Inc.*	977,394

	Property & Casualty Insurance 1.6%
108,691	ICICI Lombard General Insurance Co. Ltd. (India)	1,579,096

	Regional Banks 4.4%
382,677	AU Small Finance Bank Ltd. (India)	2,615,390
41,416	Canadian Western Bank (Canada)	570,047
35,208	Eagle Bancorp, Inc.	1,063,634

		4,249,071

MARCH 31, 2020 (UNAUDITED)

Shares		Value

	Research & Consulting Services 1.7%
33,093	Funai Soken Holdings, Inc. (Japan)	$653,935
36,700	Nihon M&A Center, Inc. (Japan)	999,556

		1,653,491

	Restaurants 1.2%
36,174	Domino’s Pizza Enterprises Ltd. (Australia)	1,119,959

	Semiconductor Equipment 1.2%
35,247	Nova Measuring Instruments Ltd.* (Israel)	1,150,814

	Semiconductors 8.1%
48,000	ASPEED Technology, Inc. (Taiwan)	1,635,106
22,607	Melexis N.V. (Belgium)	1,179,048
15,304	Monolithic Power Systems, Inc.	2,562,808
75,000	Silergy Corp. (Taiwan)	2,432,677

		7,809,639

	Soft Drinks 1.0%
66,600	Fevertree Drinks plc (United Kingdom)	993,211

	Specialty Stores 1.1%
15,662	Five Below, Inc.*	1,102,292

	Systems Software 1.9%
10,054	CyberArk Software Ltd.* (Israel)	860,220
22,017	Rapid7, Inc.*	953,997

		1,814,217

	Technology Distributors 0.7%
111,272	Electrocomponents plc (United Kingdom)	708,432

	Thrifts & Mortgage Finance 1.0%
59,570	Aavas Financiers Ltd.* (India)	962,805

	Trading Companies & Distributors 2.8%
83,720	Diploma plc (United Kingdom)	1,676,250
39,500	MonotaRO Co. Ltd. (Japan)	1,043,646

		2,719,896

	Total Common Stocks (cost $85,175,665)	95,879,211

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$1,146,292	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $1,130,000 of United States Treasury Notes 1.750% due 7/15/22; value: $1,173,201; repurchase proceeds: $1,146,292 (cost $1,146,292)	$1,146,292

	Total Short-Term Investments (cost $1,146,292)	1,146,292

	Total Investments (cost $86,321,957) 100.1%§	97,025,503

	Liabilities less Other Assets (0.1%)	(90,591)

	NET ASSETS 100.0%	$96,934,912

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 43.60%. See Notes to Financial Statements.

At March 31, 2020, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	2.6
Australia	3.7
Belgium	1.2
Canada	0.6
Germany	2.2
Hong Kong	2.6
India	11.5
Israel	3.3
Japan	11.3
Mexico	0.5
South Korea	0.0
Taiwan	6.3
Thailand	1.1
United Kingdom	6.0
United States	47.1

TOTAL	100.0%

WASATCH GLOBAL SELECT FUND (WAGSX / WGGSX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.7%

	Aerospace & Defense 2.5%
3,746	HEICO Corp., Class A	$239,369

	Application Software 13.4%
1,579	Dassault Systemes SE (France)	230,520
3,261	DocuSign, Inc.*	301,316
1,676	Guidewire Software, Inc.*	132,924
1,452	Tyler Technologies, Inc.*	430,605
4,650	Xero Ltd.* (New Zealand)	193,395

		1,288,760

	Building Products 4.3%
22,048	Assa Abloy AB, Class B (Sweden)	411,607

	Consumer Finance 3.2%
10,413	Bajaj Finance Ltd. (India)	304,135

	Data Processing & Outsourced Services 11.8%
6,525	Amadeus IT Group S.A. (Spain)	307,124
3,606	Euronet Worldwide, Inc.*	309,106
2,109	Jack Henry & Associates, Inc.	327,401
1,857	WEX, Inc.*	194,150

		1,137,781

	Distributors 4.6%
2,263	Pool Corp.	445,291

	Diversified Support Services 4.4%
6,186	Copart, Inc.*	423,865

	Drug Retail 4.5%
3,300	Tsuruha Holdings, Inc. (Japan)	435,097

	Electrical Components & Equipment 2.9%
3,855	AMETEK, Inc.	277,637

	Electronic Components 3.5%
4,554	Amphenol Corp., Class A	331,896

	Electronic Equipment & Instruments 2.4%
5,458	Cognex Corp.	230,437

	Financial Exchanges & Data 3.3%
954	MarketAxess Holdings, Inc.	317,272

	Health Care Equipment 6.9%
3,049	Cochlear Ltd. (Australia)	347,498
1,790	Sonova Holding AG (Switzerland)	319,183

		666,681

	Health Care Supplies 7.8%
11,600	Asahi Intecc Co. Ltd. (Japan)	286,892
3,224	Coloplast A/S, Class B (Denmark)	467,565

		754,457

	Health Care Technology 3.1%
1,919	Veeva Systems, Inc., Class A*	300,074

	Industrial Conglomerates 3.7%
1,147	Roper Technologies, Inc.	357,646

	Industrial Machinery 2.1%
9,400	MISUMI Group, Inc. (Japan)	203,331

	Life Sciences Tools & Services 4.0%
2,849	ICON plc* (Ireland)	387,464

	Packaged Foods & Meats 3.0%
8,290	Britannia Industries Ltd. (India)	293,004

Shares		Value

	Specialty Chemicals 2.6%
3,396	Chr. Hansen Holding A/S (Denmark)	$250,600

	Trucking 4.7%
3,423	Old Dominion Freight Line, Inc.	449,303

	Total Common Stocks (cost $10,877,746)	9,505,707

	Total Investments (cost $10,877,746) 98.7%§	9,505,707

	Other Assets less Liabilities 1.3%	124,488

	NET ASSETS 100.0%	$9,630,195

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 42.05%. See Notes to Financial Statements.

At March 31, 2020, Wasatch Global Select Fund’s investments, were in the following countries:

Country	%
Australia	3.7
Denmark	7.6
France	2.4
India	6.3
Ireland	4.1
Japan	9.7
New Zealand	2.0
Spain	3.2
Sweden	4.3
Switzerland	3.4
United States	53.3

TOTAL	100.0%

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.0%

	Airlines 0.9%
50,000	Japan Airlines Co. Ltd. (Japan)	$918,872

	Automobile Manufacturers 1.9%
91,000	General Motors Co.	1,890,980

	Construction & Engineering 0.6%
1,400,000	Sinopec Engineering Group Co. Ltd., Class H (China)	582,741

	Diversified Banks 8.6%
68,957	Citigroup, Inc.	2,904,469
335,000	ING Groep N.V. ADR (Netherlands)	1,725,250
18,500	JPMorgan Chase & Co.	1,665,555
173,000	United Overseas Bank Ltd. (Singapore)	2,373,567

		8,668,841

	Diversified Metals & Mining 1.8%
98,000	BHP Group Ltd. (Australia)	1,777,848

	Electric Utilities 8.6%
51,500	Duke Energy Corp.	4,165,320
123,500	Exelon Corp.	4,546,035

		8,711,355

	Electrical Components & Equipment 3.5%
45,000	Eaton Corp. plc	3,496,050

	Electronic Manufacturing Services 1.6%
700,000	Hon Hai Precision Industry Co. Ltd. (Taiwan)	1,611,586

	Food Retail 6.1%
120,000	Koninklijke Ahold Delhaize N.V. (Netherlands)	2,795,585
100,000	Seven & i Holdings Co. Ltd. (Japan)	3,302,488

		6,098,073

	Hypermarkets & Super Centers 2.6%
23,000	Walmart, Inc.	2,613,260

	Industrial Conglomerates 1.7%
1,700,000	NWS Holdings Ltd. (Hong Kong)	1,732,447

	Integrated Oil & Gas 7.0%
900,000	BP plc (United Kingdom)	3,690,850
210,000	Suncor Energy, Inc. (Canada)	3,351,524

		7,042,374

	Integrated Telecommunication Services 2.9%
100,000	AT&T, Inc.	2,915,000

	IT Consulting & Other Services 5.3%
19,000	International Business Machines Corp.	2,107,670
43,000	Science Applications International Corp.	3,209,090

		5,316,760

	Managed Health Care 3.1%
52,000	Centene Corp.*	3,089,320

	Multi-Line Insurance 2.7%
160,000	AXA S.A. (France)	2,709,110

	Pharmaceuticals 11.6%
38,000	Johnson & Johnson	4,982,940
36,000	Novartis AG (Switzerland)	2,969,956
115,000	Pfizer, Inc.	3,753,600

		11,706,496

Shares		Value

	Property & Casualty Insurance 3.1%
82,000	Axis Capital Holdings Ltd.	$3,169,300

	Railroads 1.0%
7,500	Union Pacific Corp.	1,057,800

	Regional Banks 2.0%
122,000	Bank OZK	2,037,400

	Reinsurance 4.1%
20,500	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4,121,939

	Semiconductors 0.9%
9,500	Texas Instruments, Inc.	949,335

	Specialized REITs 1.1%
47,000	EPR Properties	1,138,340

	Steel 2.2%
61,000	Nucor Corp.	2,197,220

	Technology Hardware, Storage & Peripherals 4.1%
105,000	Samsung Electronics Co. Ltd. (South Korea)	4,082,556

	Tobacco 3.0%
50,000	KT&G Corp. (South Korea)	3,061,362

	Wireless Telecommunication Services 6.0%
800,000	China Mobile Ltd. (China)	5,995,424

	Total Common Stocks (cost $115,034,953)	98,691,789

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.7%

	Repurchase Agreement 1.7%
$1,719,483	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $1,690,000 of United States Treasury Notes 1.750% due 7/15/22; value: $1,754,610; repurchase proceeds: $1,719,483 (cost $1,719,483)	$1,719,483

	Total Short-Term Investments (cost $1,719,483)	1,719,483

	Total Investments (cost $116,754,436) 99.7%§	100,411,272

	Other Assets less Liabilities 0.3%	342,125

	NET ASSETS 100.0%	$100,753,397

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 41.41%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

WASATCH GLOBAL VALUE FUND (FMIEX / WILCX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments (continued)

At March 31, 2020, Wasatch Global Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.8
Canada	3.4
China	6.7
France	2.7
Germany	4.2
Hong Kong	1.8
Japan	4.3
Netherlands	4.6
Singapore	2.4
South Korea	7.2
Switzerland	3.0
Taiwan	1.6
United Kingdom	3.7
United States	52.6

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.4%

	Airport Services 1.0%
2,736,960	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$9,262,226

	Application Software 11.0%
197,489	Descartes Systems Group, Inc. (The)* (Canada)	6,793,464
92,393	Globant S.A.* (Argentina)	8,119,497
1,381,279	Infomart Corp. (Japan)	9,089,750
169,981	Kinaxis, Inc.* (Canada)	13,152,300
336,100	Lightspeed POS, Inc.* (Canada)	4,547,249
512,101	Miroku Jyoho Service Co. Ltd. (Japan)	11,268,137
169,902	Nemetschek SE (Germany)	8,282,329
1,076,950	Systena Corp. (Japan)	14,553,584
2,822,577	Technology One Ltd. (Australia)	13,634,022
917,330	WiseTech Global Ltd. (Australia)	9,536,532

		98,976,864

	Asset Management & Custody Banks 2.4%
880,916	AJ Bell plc (United Kingdom)	3,349,764
2,372,003	Ashmore Group plc (United Kingdom)	10,444,552
2,002,189	Netwealth Group Ltd. (Australia)	8,220,107

		22,014,423

	Biotechnology 1.3%
820,873	Abcam plc (United Kingdom)	11,579,341
489	Medytox, Inc. (South Korea)	77,795

		11,657,136

	Brewers 1.0%
124,521	Royal Unibrew A/S (Denmark)	8,950,849

	Commodity Chemicals 0.9%
1,250,476	Berger Paints India Ltd. (India)	8,169,809

	Construction Machinery & Heavy Trucks 0.9%
623,944	Takeuchi Manufacturing Co. Ltd. (Japan)	7,693,357

	Data Processing & Outsourced Services 1.3%
166,500	GMO Payment Gateway, Inc. (Japan)	11,669,215

	Department Stores 0.2%
135,574	Poya International Co. Ltd. (Taiwan)	1,919,759

	Diversified Real Estate Activities 2.1%
816,647	Patrizia AG (Germany)	18,684,934

	Diversified Support Services 2.9%
943,961	HomeServe plc (United Kingdom)	12,295,638
1,769,052	Prestige International, Inc. (Japan)	13,500,676

		25,796,314

	Drug Retail 7.5%
168,228	Ain Holdings, Inc. (Japan)	9,888,463
955,702	Clicks Group Ltd. (South Africa)	13,775,003
142,800	Kusuri no Aoki Holdings Co. Ltd. (Japan)	11,892,734
302,700	Raia Drogasil S.A. (Brazil)	5,933,295
289,100	Sugi Holdings Co. Ltd. (Japan)	15,481,135
79,800	Tsuruha Holdings, Inc. (Japan)	10,521,434

		67,492,064

	Electrical Components & Equipment 1.6%
685,740	Voltronic Power Technology Corp. (Taiwan)	14,250,925

	Electronic Equipment & Instruments 2.1%
823,012	Halma plc (United Kingdom)	19,329,309

Shares		Value

	Financial Exchanges & Data 1.0%
1,730,549	IntegraFin Holdings plc (United Kingdom)	$9,277,992

	General Merchandise Stores 1.3%
3,510,620	B&M European Value Retail S.A. (United Kingdom)	11,922,825

	Health Care Equipment 5.7%
209,931	CellaVision AB (Sweden)	5,156,443
212,049	Cochlear Ltd. (Australia)	24,167,501
163,265	DiaSorin S.p.A. (Italy)	21,520,621

		50,844,565

	Health Care Supplies 2.7%
613,200	Asahi Intecc Co. Ltd. (Japan)	15,165,691
206,714	Menicon Co. Ltd. (Japan)	9,223,676

		24,389,367

	Health Care Technology 0.2%
290,744	RaySearch Laboratories AB* (Sweden)	1,667,531

	Highways & Railtracks 0.2%
2,417,343	Yuexiu Transport Infrastructure Ltd. (China)	1,462,947

	Home Improvement Retail 0.0%
3,114,325	PT Ace Hardware Indonesia Tbk (Indonesia)	247,774

	Household Appliances 1.4%
1,198,656	Breville Group Ltd. (Australia)	12,512,330

	Human Resource & Employment Services 3.9%
141,446	51job, Inc. ADR* (China)	8,683,370
460,411	Benefit One, Inc. (Japan)	5,968,207
498,580	en-japan, Inc. (Japan)	9,263,149
576,592	SMS Co. Ltd. (Japan)	11,120,022

		35,034,748

	Industrial Machinery 2.4%
570,415	MISUMI Group, Inc. (Japan)	12,338,610
3,518,768	Rotork plc (United Kingdom)	9,309,948

		21,648,558

	Interactive Media & Services 3.4%
12,294	Atrae, Inc.* (Japan)	291,239
275,147	Info Edge India Ltd. (India)	7,496,416
58,847	New Work SE (Germany)	12,383,485
1,753,329	Rightmove plc (United Kingdom)	10,574,258

		30,745,398

	Internet & Direct Marketing Retail 2.3%
4,528,155	Trainline plc* (United Kingdom)	18,799,700
1,649,997	Webjet Ltd.*** (Australia)	1,989,141

		20,788,841

	Investment Banking & Brokerage 1.1%
1,226,568	Avanza Bank Holding AB (Sweden)	10,120,410

	IT Consulting & Other Services 3.9%
205,490	Endava plc ADR* (United Kingdom)	7,225,029
413,343	Larsen & Toubro Infotech Ltd. (India)	7,824,152
207,247	Reply S.p.A. (Italy)	12,600,244
572,579	Softcat plc (United Kingdom)	7,291,021

		34,940,446

	Life Sciences Tools & Services 1.5%
46,675	Tecan Group AG (Switzerland)	13,979,374

	Movies & Entertainment 1.5%
287,162	CTS Eventim AG & Co KGaA (Germany)	13,139,928

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Other Diversified Financial Services 1.5%
46,621	Hypoport AG* (Germany)	$13,349,968

	Packaged Foods & Meats 3.2%
302,514	Morinaga & Co. Ltd. (Japan)	12,383,888
5,589,449	Vitasoy International Holdings Ltd. (Hong Kong)	16,820,805

		29,204,693

	Pharmaceuticals 0.7%
69,400	JCR Pharmaceuticals Co. Ltd. (Japan)	6,015,290

	Property & Casualty Insurance 1.4%
842,126	ICICI Lombard General Insurance Co. Ltd. (India)	12,234,667

	Regional Banks 2.5%
1,488,224	AU Small Finance Bank Ltd. (India)	10,171,205
872,999	Canadian Western Bank (Canada)	12,015,910

		22,187,115

	Research & Consulting Services 2.4%
480,175	Funai Soken Holdings, Inc. (Japan)	9,488,520
432,728	Nihon M&A Center, Inc. (Japan)	11,785,716

		21,274,236

	Restaurants 1.3%
387,029	Domino’s Pizza Enterprises Ltd. (Australia)	11,982,543

	Semiconductor Equipment 1.0%
700,072	Japan Material Co. Ltd. (Japan)	9,111,094

	Semiconductors 3.9%
366,611	Elmos Semiconductor AG (Germany)	7,553,458
52,140	LEENO Industrial, Inc. (South Korea)	3,180,998
165,580	Melexis N.V. (Belgium)	8,635,680
472,165	Silergy Corp. (Taiwan)	15,314,997

		34,685,133

	Soft Drinks 1.3%
770,529	Fevertree Drinks plc (United Kingdom)	11,490,957

	Specialty Chemicals 1.5%
181,098	Chr. Hansen Holding A/S (Denmark)	13,363,715

	Systems Software 0.8%
105,298	Douzone Bizon Co. Ltd. (South Korea)	6,948,800

	Technology Distributors 1.3%
1,817,431	Electrocomponents plc (United Kingdom)	11,570,987

	Textiles 1.2%
351,067	Brunello Cucinelli S.p.A. (Italy)	10,630,501

	Trading Companies & Distributors 5.7%
733,665	Diploma plc (United Kingdom)	14,689,512
2,048,162	Howden Joinery Group plc (United Kingdom)	12,884,342
149,373	IMCD N.V. (Netherlands)	10,718,636
482,724	MonotaRO Co. Ltd. (Japan)	12,754,254

		51,046,744

	Total Common Stocks (cost $749,638,393)	883,686,661

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.7%

	Repurchase Agreement 1.7%
$15,256,660	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $14,990,000 of United States Treasury Notes 1.750% due 7/15/22; value: $15,563,083; repurchase proceeds: $15,256,660 (cost $15,256,660)	$15,256,660

	Total Short-Term Investments (cost $15,256,660)	15,256,660

	Total Investments (cost $764,895,053) 100.1%§	898,943,321

	Liabilities less Other Assets (0.1%)	(573,739)

	NET ASSETS 100.0%	$898,369,582

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12)

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 89.94%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2020, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.9
Australia	9.3
Belgium	1.0
Brazil	0.7
Canada	4.1
China	1.1
Denmark	2.5
Germany	8.3
Hong Kong	1.9
India	5.2
Indonesia	0.0
Italy	5.1
Japan	27.2
Mexico	1.0
Netherlands	1.2
South Africa	1.6
South Korea	1.2
Sweden	1.9
Switzerland	1.6
Taiwan	3.6
United Kingdom	20.6

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.1%

	Advertising 3.0%
240,593	4imprint Group plc (United Kingdom)	$5,662,122
969,422	YouGov plc (United Kingdom)	7,465,540

		13,127,662

	Aerospace & Defense 2.1%
334,930	Avon Rubber plc (United Kingdom)	9,514,580

	Alternative Carriers 1.4%
703,000	Chief Telecom, Inc. (Taiwan)	6,263,617

	Application Software 16.4%
34,621	Atoss Software AG (Germany)	4,903,471
21,759	Elmo Software Ltd.* (Australia)	58,975
99,744	Esker S.A. (France)	10,165,857
659,370	Fortnox AB (Sweden)	10,931,123
125,400	freee KK* (Japan)	4,030,941
791,092	GB Group plc (United Kingdom)	5,646,502
11,617,636	Humanica Public Co. Ltd. (Thailand)	2,159,445
1,036,400	Infomart Corp. (Japan)	6,820,212
59,290	Mensch und Maschine Software SE (Germany)	2,508,029
356,306	Miroku Jyoho Service Co. Ltd. (Japan)	7,840,064
610,572	Rakus Co. Ltd. (Japan)	9,046,471
667,500	Systena Corp. (Japan)	9,020,398

		73,131,488

	Auto Parts & Equipment 0.4%
2,379,262	Minda Corp. Ltd. (India)	1,813,627

	Brewers 1.5%
607,145	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	3,488,463
42,497	Royal Unibrew A/S (Denmark)	3,054,780

		6,543,243

	Building Products 0.2%
194,678	Kajaria Ceramics Ltd. (India)	959,927

	Commercial Printing 0.6%
127,200	Raksul, Inc.* (Japan)	2,745,597

	Commodity Chemicals 3.0%
867,649	Berger Paints India Ltd. (India)	5,668,663
666,740	Gulf Oil Lubricants India Ltd. (India)	4,609,376
255,016	Supreme Industries Ltd. (India)	2,903,524

		13,181,563

	Consumer Finance 1.7%
236,148	Gruppo MutuiOnline S.p.A. (Italy)	3,964,020
227,554	Spandana Sphoorty Financial Ltd.* (India)	1,813,477
2,204,062	Unifin Financiera S.A.B de C.V. (Mexico)	1,752,286

		7,529,783

	Department Stores 1.3%
396,908	Poya International Co. Ltd. (Taiwan)	5,620,307

	Diversified Support Services 5.3%
75,422	Clipper Logistics plc (United Kingdom)	140,708
328,900	Japan Elevator Service Holdings Co. Ltd. (Japan)	7,522,328
4,327,885	Johnson Service Group plc (United Kingdom)	5,504,038
1,354,362	Prestige International, Inc. (Japan)	10,335,933

		23,503,007

	Drug Retail 2.0%
50,000	Kusuri no Aoki Holdings Co. Ltd. (Japan)	4,164,123
207,597	Yakuodo Holdings Co. Ltd. (Japan)	4,638,653

		8,802,776

Shares		Value

	Education Services 0.4%
295,202	Dadi Early-Childhood Education Group Ltd. (Taiwan)	$1,575,410

	Electrical Components & Equipment 1.9%
294,780	Amara Raja Batteries Ltd. (India)	1,851,587
326,158	Voltronic Power Technology Corp. (Taiwan)	6,778,157

		8,629,744

	Electronic Components 0.6%
1,233,950	Strix Group plc (United Kingdom)	2,507,635

	Electronic Equipment & Instruments 2.1%
189,470	Carel Industries S.p.A. (Italy)	2,429,106
129,328	Isra Vision AG (Germany)	7,071,212

		9,500,318

	Food Retail 3.9%
3,819,129	Philippine Seven Corp. (Philippines)	9,747,580
70,499	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	3,890,928
4,502,100	Sheng Siong Group Ltd. (Singapore)	3,761,657

		17,400,165

	Health Care Equipment 6.4%
7,974,000	AK Medical Holdings Ltd. (China)	17,250,167
166,826	CellaVision AB (Sweden)	4,097,674
143,892	Inmode Ltd.* (Israel)	3,093,678
91,952	Medistim ASA (Norway)	1,421,456
239,982	Xvivo Perfusion AB* (Sweden)	2,405,698

		28,268,673

	Health Care Facilities 1.6%
24,257,437	Cleopatra Hospital* (Egypt)	7,089,213

	Health Care Services 3.3%
255,177	Dr. Lal PathLabs Ltd. (India)	4,697,696
140,605	Elan Corp. (Japan)	1,872,568
498,039	Metropolis Healthcare Ltd.* (India)	8,277,216

		14,847,480

	Health Care Supplies 1.7%
716,358	Bioteque Corp. (Taiwan)	2,217,584
1,500,696	Nanosonics Ltd.* (Australia)	5,149,030

		7,366,614

	Health Care Technology 4.0%
275,380	Craneware plc (United Kingdom)	6,550,249
165,800	Medley, Inc.* (Japan)	3,044,174
99,198	Nexus AG (Germany)	3,036,026
354,877	Pro Medicus Ltd. (Australia)	4,194,425
204,249	RaySearch Laboratories AB* (Sweden)	1,171,448

		17,996,322

	Home Improvement Retail 1.3%
3,984,055	Italtile Ltd. (South Africa)	2,462,053
43,238,500	PT Ace Hardware Indonesia Tbk (Indonesia)	3,440,038

		5,902,091

	Human Resource & Employment Services 1.7%
168,288	en-japan, Inc. (Japan)	3,126,634
234,262	SMS Co. Ltd. (Japan)	4,517,923

		7,644,557

	Insurance Brokers 1.0%
2,231,200	TQM Corp. Public Co. Ltd. (Thailand)	4,572,201

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)

Schedule of Investments (continued)

Shares		Value

	Interactive Media & Services 1.9%
134,884	Atrae, Inc.* (Japan)	$3,195,331
24,030	New Work SE (Germany)	5,056,760

		8,252,091

	Internet & Direct Marketing Retail 1.1%
860,583	Trainline plc* (United Kingdom)	3,572,913
1,057,933	Webjet Ltd.*** (Australia)	1,275,383

		4,848,296

	Internet Services & Infrastructure 1.2%
383,000	BASE, Inc.* (Japan)	3,876,936
54,200	Hennge KK* (Japan)	1,316,359

		5,193,295

	Investment Banking & Brokerage 0.5%
101,500	M&A Capital Partners Co. Ltd.* (Japan)	2,417,129

	IT Consulting & Other Services 2.6%
233,971	Appen Ltd. (Australia)	2,793,858
61,681	Aubay (France)	1,356,119
891,944	Avant Corp. (Japan)	6,321,272
134,018	FDM Group Holdings plc (United Kingdom)	1,216,447

		11,687,696

	Life Sciences Tools & Services 0.9%
417,174	Biotage AB (Sweden)	4,159,242

	Oil & Gas Equipment & Services 0.4%
583,959	Computer Modelling Group Ltd. (Canada)	1,589,258

	Other Diversified Financial Services 1.7%
26,512	Hypoport AG* (Germany)	7,591,737

	Packaged Foods & Meats 2.1%
2,003,120	Vitasoy International Holdings Ltd. (Hong Kong)	6,028,159
445,000	Yihai International Holding Ltd.* (China)	3,351,962

		9,380,121

	Personal Products 0.9%
543,629	Sarantis S.A. (Greece)	4,220,073

	Property & Casualty Insurance 1.5%
2,654,019	Qualitas Controladora S.A.B. de C.V. (Mexico)	6,784,264

	Publishing 1.1%
381,259	Future plc (United Kingdom)	4,734,705

	Research & Consulting Services 3.1%
169,000	IR Japan Holdings Ltd. (Japan)	9,040,138
426,472	NICE Information Service Co. Ltd. (South Korea)	4,595,238

		13,635,376

	Restaurants 0.4%
141,500	Arcland Service Holdings Co. Ltd. (Japan)	1,894,557
630,045	Patisserie Holdings plc* *** §§ (United Kingdom)	7,826

		1,902,383

Shares		Value

	Semiconductor Equipment 1.0%
349,932	Japan Material Co. Ltd. (Japan)	$4,554,193

	Semiconductors 3.6%
326,529	Elmos Semiconductor AG (Germany)	6,727,630
154,852	LEENO Industrial, Inc. (South Korea)	9,447,332

		16,174,962

	Specialized Finance 1.3%
410,900	eGuarantee, Inc. (Japan)	5,992,234

	Technology Hardware, Storage & Peripherals 0.5%
57,241	MGI Digital Graphic Technology* (France)	2,129,954

	Thrifts & Mortgage Finance 2.5%
397,577	Aavas Financiers Ltd.* (India)	6,425,874
108,532	Equitable Group, Inc. (Canada)	4,478,401

		10,904,275

	Total Common Stocks (cost $357,717,686)	432,188,884

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.3%

	Repurchase Agreement 3.3%
$14,461,322	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $14,210,000 of United States Treasury Notes 1.750% due 7/15/22; value: $14,753,263; repurchase proceeds: $14,461,322 (cost $14,461,322)	$14,461,322

	Total Short-Term Investments (cost $14,461,322)	14,461,322

	Total Investments (cost $372,179,008) 100.4%	446,650,206

	Liabilities less Other Assets (0.4%)	(1,931,496)

	NET ASSETS 100.0%	$444,718,710

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 83.45%.

§§The aggregate value of illiquid holdings at March 31, 2020, amounted to approximately $7,826 and represented 0.00% of net assets.

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

At March 31, 2020, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	3.1
Canada	1.4
China	4.8
Denmark	0.7
Egypt	1.6
France	3.2
Germany	8.5
Greece	1.0
Hong Kong	1.4
India	9.0
Indonesia	0.8
Israel	1.6
Italy	1.5
Japan	27.1
Malaysia	0.8
Mexico	2.0
Norway	0.3
Philippines	2.3
Singapore	0.9
South Africa	0.6
South Korea	3.2
Sweden	5.3
Taiwan	5.2
Thailand	1.6
United Kingdom	12.1

TOTAL	100.0%

WASATCH INTERNATIONAL SELECT FUND (WAISX / WGISX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.1%

	Aerospace & Defense 1.7%
3,703	CAE, Inc. (Canada)	$46,810

	Apparel, Accessories & Luxury Goods 3.5%
142	Hermes International (France)	96,618

	Application Software 10.2%
868	Dassault Systemes SE (France)	126,720
628	Temenos AG* (Switzerland)	81,860
1,851	Xero Ltd.* (New Zealand)	76,984

		285,564

	Asset Management & Custody Banks 3.0%
124	Partners Group Holding AG (Switzerland)	84,899

	Building Products 4.8%
7,130	Assa Abloy AB, Class B (Sweden)	133,108

	Data Processing & Outsourced Services 6.2%
1,888	Amadeus IT Group S.A. (Spain)	88,866
1,452	Worldline S.A.* (France)	85,699

		174,565

	Drug Retail 5.7%
1,200	Tsuruha Holdings, Inc. (Japan)	158,217

	Electronic Equipment & Instruments 4.4%
5,275	Halma plc (United Kingdom)	123,889

	Health Care Equipment 14.0%
987	Cochlear Ltd. (Australia)	112,490
9,523	Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	173,114
590	Sonova Holding AG (Switzerland)	105,205

		390,809

	Health Care Supplies 9.7%
3,800	Asahi Intecc Co. Ltd. (Japan)	93,982
1,222	Coloplast A/S, Class B (Denmark)	177,222

		271,204

	Health Care Technology 3.3%
3,100	M3, Inc. (Japan)	91,441

	Industrial Machinery 5.4%
2,500	MISUMI Group, Inc. (Japan)	54,077
184	Rational AG (Germany)	97,309

		151,386

	Interactive Media & Services 1.8%
1,065	REA Group Ltd. (Australia)	49,889

	Internet & Direct Marketing Retail 2.3%
15,771	Trainline plc* (United Kingdom)	65,477

	IT Consulting & Other Services 2.3%
500	Obic Co. Ltd. (Japan)	65,145

	Leisure Products 2.0%
400	Shimano, Inc. (Japan)	57,045

	Life Sciences Tools & Services 7.8%
682	ICON plc* (Ireland)	92,752
626	Sartorius Stedim Biotech (France)	124,921

		217,673

Shares		Value

	Packaged Foods & Meats 2.8%
26,000	Vitasoy International Holdings Ltd. (Hong Kong)	$78,244

	Research & Consulting Services 3.3%
1,587	Intertek Group plc (United Kingdom)	92,720

	Soft Drinks 1.9%
3,486	Fevertree Drinks plc (United Kingdom)	51,987

	Specialty Chemicals 4.0%
1,521	Chr. Hansen Holding A/S (Denmark)	112,239

	Total Common Stocks (cost $3,094,156)	2,798,929

	Total Investments (cost $3,094,156) 100.1%§	2,798,929

	Liabilities less Other Assets (0.1%)	(2,601)

	NET ASSETS 100.0%	$2,796,328

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 95.10%. See Notes to Financial Statements.

At March 31, 2020, Wasatch International Select Fund’s investments, were in the following countries:

Country	%
Australia	5.8
Canada	1.7
Denmark	10.3
France	15.5
Germany	3.5
Hong Kong	2.8
Ireland	3.3
Japan	18.6
New Zealand	8.9
Spain	3.2
Sweden	4.8
Switzerland	9.7
United Kingdom	11.9

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX / WGICX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.1%

	Advertising 0.5%
70,776	Cardlytics, Inc.*	$2,474,329

	Airlines 0.9%
48,820	Allegiant Travel Co.	3,993,476

	Alternative Carriers 2.4%
163,973	Bandwidth, Inc., Class A*	11,033,743

	Apparel Retail 1.5%
507,921	Boot Barn Holdings, Inc.*	6,567,419

	Apparel, Accessories & Luxury Goods 1.2%
621,568	Superior Group of Cos., Inc.	5,258,465

	Application Software 9.6%
131,297	Five9, Inc.*	10,038,969
566,638	Medallia, Inc.*	11,355,425
464,776	Model N, Inc.*	10,322,675
438,108	Upland Software, Inc.*	11,750,057

		43,467,126

	Biotechnology 8.4%
189,052	Castle Biosciences, Inc.*	5,635,640
136,522	ChemoCentryx, Inc.*	5,485,454
369,074	Cytokinetics, Inc.*	4,351,382
111,009	Esperion Therapeutics, Inc.*	3,500,114
264,701	Flexion Therapeutics, Inc.*	2,083,197
95,909	Frequency Therapeutics, Inc.*	1,708,139
462,990	Inovio Pharmaceuticals, Inc.*	3,444,646
336,219	MacroGenics, Inc.*	1,956,794
937,165	MEI Pharma, Inc.*	1,508,836
576,611	Sangamo Therapeutics, Inc.*	3,673,012
1,803,229	Selecta Biosciences, Inc.*	4,345,782

		37,692,996

	Construction & Engineering 2.7%
709,019	Construction Partners, Inc., Class A*	11,975,331

	Construction Machinery & Heavy Trucks 2.3%
115,098	Alamo Group, Inc.	10,218,401

	Data Processing & Outsourced Services 2.4%
452,616	Repay Holdings Corp.*	6,495,040
915,672	USA Technologies, Inc.*	4,212,091

		10,707,131

	Electronic Equipment & Instruments 2.8%
424,328	Napco Security Technologies, Inc.*	6,437,056
569,697	nLight, Inc.*	5,976,121

		12,413,177

	Electronic Manufacturing Services 1.9%
157,763	Fabrinet*	8,607,549

	Environmental & Facilities Services 1.5%
411,747	Heritage-Crystal Clean, Inc.*	6,686,771

	Food Distributors 1.1%
486,960	Chefs’ Warehouse, Inc. (The)*	4,903,687

	Health Care Equipment 4.8%
229,096	AtriCure, Inc.*	7,695,334
105,383	Cantel Medical Corp.	3,783,250
341,750	CryoLife, Inc.*	5,782,410
64,542	Tandem Diabetes Care, Inc.*	4,153,278

		21,414,272

Shares		Value

	Health Care Facilities 1.7%
380,551	Pennant Group, Inc. (The)*	$5,388,602
30,113	U.S. Physical Therapy, Inc.	2,077,797

		7,466,399

	Health Care Services 2.3%
71,491	Addus HomeCare Corp.*	4,832,791
251,552	Exagen, Inc.*	4,009,739
8,313,643	IM Cannabis Corp.* ‡‡ §§ (Canada)	1,713,179

		10,555,709

	Health Care Supplies 2.9%
181,145	OrthoPediatrics Corp.*	7,180,588
194,427	Silk Road Medical, Inc.*	6,120,562

		13,301,150

	Health Care Technology 6.1%
84,919	Inspire Medical Systems, Inc.*	5,118,918
323,824	Simulations Plus, Inc.	11,307,934
207,328	Tabula Rasa HealthCare, Inc.*	10,841,181

		27,268,033

	Home Furnishings 0.7%
584,032	Purple Innovation, Inc.*	3,317,302

	Homebuilding 1.2%
116,975	LGI Homes, Inc.*	5,281,421

	Industrial Machinery 7.8%
288,709	Altra Industrial Motion Corp.	5,049,520
141,033	Helios Technologies, Inc.	5,347,971
179,547	Kadant, Inc.	13,403,184
460,394	Kornit Digital Ltd.* (Israel)	11,459,207

		35,259,882

	Insurance Brokers 1.0%
99,940	Goosehead Insurance, Inc., Class A*	4,460,322

	Internet Services & Infrastructure 3.0%
2,375,912	Limelight Networks, Inc.*	13,542,698

	Leisure Products 1.1%
682,288	MasterCraft Boat Holdings, Inc.*	4,980,702

	Office Services & Supplies 0.4%
144,512	Kimball International, Inc., Class B	1,721,138

	Oil & Gas Equipment & Services 1.3%
248,678	DMC Global, Inc.	5,722,081

	Oil & Gas Exploration & Production 0.2%
2,096,029	Lonestar Resources US, Inc., Class A* ‡‡	867,756

	Other Diversified Financial Services 1.2%
456,763	Diamond Eagle Acquisition Corp., Class A*	5,636,455

	Packaged Foods & Meats 2.8%
195,962	Freshpet, Inc.*	12,516,093

	Paper Packaging 2.2%
257,317	UFP Technologies, Inc.*	9,801,205

	Pharmaceuticals 3.5%
784,476	BioDelivery Sciences International, Inc.*	2,973,164
786,850	Green Thumb Industries, Inc.* (Canada)	4,580,647
344,211	Intra-Cellular Therapies, Inc.*	5,290,523
663,416	Optinose, Inc.*	2,978,738

		15,823,072

	Regional Banks 2.4%
290,800	CBTX, Inc.	5,167,516
288,752	People’s Utah Bancorp	5,593,126

		10,760,642

WASATCH MICRO CAP FUND (WMICX / WGICX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments (continued)

Shares		Value

	Research & Consulting Services 2.5%
161,590	ICF International, Inc.	$11,101,233

	Restaurants 0.8%
381,829	Chuy’s Holdings, Inc.*	3,845,018

	Semiconductor Equipment 2.3%
315,443	Nova Measuring Instruments Ltd.* (Israel)	10,299,214

	Systems Software 5.1%
109,970	CyberArk Software Ltd.* (Israel)	9,409,033
212,052	Rapid7, Inc.*	9,188,213
70,978	Varonis Systems, Inc.*	4,519,170

		23,116,416

	Trading Companies & Distributors 2.6%
451,005	Transcat, Inc.* ‡‡	11,951,633

	Total Common Stocks (cost $463,779,261)	446,009,447

	WARRANTS 0.1%

	Biotechnology 0.1%
512,465	Selecta Biosciences, Inc., 12/23/2024* *** †	640,581

	Health Care Services 0.0%
1,897,571	IM Cannabis Corp., 10/10/2021* *** §§ (Canada)	—

	Total Warrants (cost $64,058)	640,581

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$3,323,503	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $3,270,000 of United States Treasury Notes 1.750% due 7/15/22; value: $3,395,015; repurchase proceeds: $3,323,503 (cost $3,323,503)	$3,323,503

	Total Short-Term Investments (cost $3,323,503)	3,323,503

	Total Investments (cost $467,166,822) 99.9%	449,973,531

	Other Assets less Liabilities 0.1%	327,681

	NET ASSETS 100.0%	$450,301,212

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2020, amounted to approximately $640,581, and represented 0.14% of net assets.

‡‡Affiliated company (see Note 8).

§§The aggregate value of illiquid holdings at March 31, 2020, amounted to approximately $1,713,179, and represented 0.38% of net assets.

See Notes to Financial Statements.

At March 31, 2020, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.4
Israel	7.0
United States	91.6

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX / WGMVX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments

Shares		Value

	COMMON STOCKS 95.5%

	Advertising 1.7%
186,000	National CineMedia, Inc.	$606,360
304,264	YouGov plc (United Kingdom)	2,343,144

		2,949,504

	Air Freight & Logistics 1.0%
473,000	Radiant Logistics, Inc.*	1,830,510

	Airlines 0.7%
15,000	Allegiant Travel Co.	1,227,000

	Alternative Carriers 3.5%
61,706	Bandwidth, Inc., Class A*	4,152,197
163,205	Gamma Communications plc (United Kingdom)	1,996,344

		6,148,541

	Application Software 10.9%
44,363	Ebix, Inc.	673,430
376,000	eGain Corp.*	2,756,080
31,000	Esker S.A. (France)	3,159,504
16,000	Globant S.A.* (Argentina)	1,406,080
112,800	Miroku Jyoho Service Co. Ltd. (Japan)	2,482,022
106,000	Model N, Inc.*	2,354,260
70,000	QAD, Inc., Class A	2,795,100
204,000	SharpSpring, Inc.*	1,236,240
169,000	Systena Corp. (Japan)	2,283,816

		19,146,532

	Asset Management & Custody Banks 2.3%
708,340	Fiducian Group Ltd. (Australia)	1,888,837
40,000	Hamilton Lane, Inc., Class A	2,212,400

		4,101,237

	Biotechnology 3.0%
112,000	Cytokinetics, Inc.*	1,320,480
178,256	Inovio Pharmaceuticals, Inc.*	1,326,224
100,000	MacroGenics, Inc.*	582,000
460,977	MEI Pharma, Inc.*	742,173
195,000	Sangamo Therapeutics, Inc.*	1,242,150

		5,213,027

	Building Products 0.3%
20,428	Patrick Industries, Inc.	575,252

	Communications Equipment 1.1%
202,000	Digi International, Inc.*	1,927,080

	Construction & Engineering 2.4%
139,000	Construction Partners, Inc., Class A*	2,347,710
46,000	NV5 Global, Inc.*	1,899,340

		4,247,050

	Data Processing & Outsourced Services 2.7%
117,000	i3 Verticals, Inc., Class A*	2,233,530
44,747	Repay Holdings Corp.*	642,120
406,704	USA Technologies, Inc.*	1,870,838

		4,746,488

	Diversified Banks 0.7%
720,000	City Union Bank Ltd. (India)	1,226,976

	Diversified Support Services 1.2%
1,621,000	Johnson Service Group plc (United Kingdom)	2,061,525

	Education Services 0.7%
238,851	Dadi Early-Childhood Education Group Ltd. (Taiwan)	1,274,681

Shares		Value

	Electronic Equipment & Instruments 1.3%
148,000	Napco Security Technologies, Inc.*	$2,245,160

	Electronic Manufacturing Services 2.6%
74,000	Fabrinet*	4,037,440
110,680	RF Industries Ltd.	439,399

		4,476,839

	Health Care Distributors 2.9%
4,161,922	Ibnsina Pharma S.A.E. (Egypt)	2,103,590
129,000	PetIQ, Inc.*	2,996,670

		5,100,260

	Health Care Equipment 4.0%
53,000	AtriCure, Inc.*	1,780,270
83,826	Inmode Ltd.* (Israel)	1,802,259
463,000	IRIDEX Corp.*	745,430
65,000	Tactile Systems Technology, Inc.*	2,610,400

		6,938,359

	Health Care Facilities 1.4%
53,000	Ensign Group, Inc. (The)	1,993,330
39,960	Joint Corp. (The)*	433,566

		2,426,896

	Health Care Services 2.4%
28,000	Addus HomeCare Corp.*	1,892,800
476,000	Viemed Healthcare, Inc.* (Canada)	2,235,742

		4,128,542

	Health Care Supplies 1.2%
54,070	OrthoPediatrics Corp.*	2,143,335

	Health Care Technology 4.3%
85,000	Nexus AG (Germany)	2,601,486
26,000	Omnicell, Inc.*	1,705,080
351,000	OptimizeRx Corp.*	3,180,060

		7,486,626

	Heavy Electrical Equipment 1.2%
143,000	TPI Composites, Inc.*	2,113,540

	Home Furnishings 0.5%
140,000	Lovesac Co. (The)*	816,200

	Homebuilding 3.0%
37,000	LGI Homes, Inc.*	1,670,550
228,000	Skyline Champion Corp.*	3,575,040

		5,245,590

	Human Resource & Employment Services 0.4%
101,462	BG Staffing, Inc.	758,936

	Industrial Machinery 5.3%
24,000	John Bean Technologies Corp.	1,782,480
37,000	Kadant, Inc.	2,762,050
97,000	Kornit Digital Ltd.* (Israel)	2,414,330
245,000	va-Q-tec AG* (Germany)	2,338,446

		9,297,306

	Industrial REITs 0.9%
131,000	Monmouth Real Estate Investment Corp.	1,578,550

	Insurance Brokers 1.2%
48,000	Goosehead Insurance, Inc., Class A*	2,142,240

	Integrated Telecommunication Services 1.5%
215,098	Ooma, Inc.*	2,566,119

	Internet Services & Infrastructure 0.9%
34,000	Tucows, Inc., Class A*	1,640,840

WASATCH MICRO CAP VALUE FUND (WAMVX / WGMVX)

Schedule of Investments (continued)

Shares		Value

	Investment Banking & Brokerage 1.5%
462,000	JDC Group AG* (Germany)	$2,548,634

	IT Consulting & Other Services 4.4%
236,000	Avant Corp. (Japan)	1,672,549
60,427	Endava plc ADR* (United Kingdom)	2,124,613
157,000	Hackett Group, Inc. (The)	1,997,040
68,000	Virtusa Corp.*	1,931,200

		7,725,402

	Mortgage REITs 0.6%
219,000	Arbor Realty Trust, Inc.	1,073,100

	Office Services & Supplies 0.9%
137,000	Kimball International, Inc., Class B	1,631,670

	Oil & Gas Equipment & Services 0.4%
546,000	Mitcham Industries, Inc.*	682,500

	Packaged Foods & Meats 2.6%
70,000	Freshpet, Inc.*	4,470,900

	Personal Products 1.6%
15,738	Medifast, Inc.	983,625
226,000	Sarantis S.A. (Greece)	1,754,389

		2,738,014

	Pharmaceuticals 0.4%
45,600	Intra-Cellular Therapies, Inc.*	700,872

	Regional Banks 2.0%
150,000	Esquire Financial Holdings, Inc.*	2,257,500
56,000	Sound Financial Bancorp, Inc.	1,195,040

		3,452,540

	Research & Consulting Services 3.0%
64,132	Franklin Covey Co.*	996,611
55,000	IR Japan Holdings Ltd. (Japan)	2,942,057
70,000	Red Violet, Inc.*	1,260,000

		5,198,668

	Restaurants 0.6%
88,000	Kura Sushi USA, Inc., Class A*	1,052,480

	Semiconductor Equipment 1.6%
86,000	Nova Measuring Instruments Ltd.* (Israel)	2,807,900

	Semiconductors 1.3%
101,136	SiTime Corp.*	2,201,731

	Systems Software 0.5%
62,000	Cyan AG* (Germany)	936,055

	Technology Hardware, Storage & Peripherals 1.5%
48,656	MGI Digital Graphic Technology* (France)	1,810,504
615,000	One Stop Systems, Inc.*	885,600

		2,696,104

	Thrifts & Mortgage Finance 2.1%
62,000	Axos Financial, Inc.*	1,124,060
389,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	2,539,042

		3,663,102

	Trading Companies & Distributors 2.3%
187,439	Hardwoods Distribution, Inc. (Canada)	1,290,616
149,700	Systemax, Inc.	2,654,181

		3,944,797

	Water Utilities 1.0%
163,519	Global Water Resources, Inc.	1,666,259

	Total Common Stocks (cost $167,081,928)	166,971,469

Shares		Value

	CONVERTIBLE PREFERRED STOCKS 1.1%

	Oil & Gas Refining & Marketing 1.1%
644,656	Vertex Energy, Inc., Pfd., 6.00% PIK, Series B*** †	$1,998,434

	Total Convertible Preferred Stocks (cost $1,903,433)	1,998,434

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals, LLC* *** †	20,211

	Total Limited Liability Company Membership Interest (cost $30,001)	20,211

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/2020* *** †	—

	Total Warrants (cost $95,000)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.3%

	Repurchase Agreement 3.3%
$5,798,515	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $5,700,000 of United States Treasury Notes 1.750% due 7/15/22; value: $5,917,917; repurchase proceeds: $5,798,515 (cost $5,798,515)	$5,798,515

	Total Short-Term Investments (cost $5,798,515)	5,798,515

	Total Investments (cost $174,908,877) 99.9%§	174,788,629

	Other Assets less Liabilities 0.1%	130,479

	NET ASSETS 100.0%	$174,919,108

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2020, amounted to approximately $2,018,645, and represented 1.15% of net assets.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 21.51%.

ADR American Depositary Receipt.

PIK Payment In Kind.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

At March 31, 2020, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	0.8
Australia	1.1
Canada	2.1
Egypt	1.2
France	2.9
Germany	5.0
Greece	1.0
India	0.7
Israel	4.2
Japan	5.6
Taiwan	0.8
United Kingdom	6.6
United States	68.0

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.2%

	Aerospace & Defense 1.6%
379,488	HEICO Corp., Class A	$24,249,283

	Airlines 1.3%
246,775	Allegiant Travel Co.	20,186,195

	Application Software 18.4%
478,225	DocuSign, Inc.*	44,187,990
745,476	Five9, Inc.*	56,999,095
434,708	Globant S.A.* (Argentina)	38,202,139
232,349	HubSpot, Inc.*	30,946,563
1,849,334	Medallia, Inc.*	37,060,653
553,986	Paylocity Holding Corp.*	48,928,044
385,809	Zendesk, Inc.*	24,695,634

		281,020,118

	Automotive Retail 2.4%
848,993	Monro, Inc.	37,194,383

	Biotechnology 5.6%
493,194	ChemoCentryx, Inc.*	19,816,535
959,648	Cytokinetics, Inc.*	11,314,250
570,609	Denali Therapeutics, Inc.*	9,991,364
247,950	Esperion Therapeutics, Inc.*	7,817,863
902,627	Flexion Therapeutics, Inc.*	7,103,674
506,667	Frequency Therapeutics, Inc.*	9,023,739
1,019,375	Inovio Pharmaceuticals, Inc.*	7,584,150
811,622	MacroGenics, Inc.*	4,723,640
1,381,294	Sangamo Therapeutics, Inc.*	8,798,843

		86,174,058

	Building Products 1.6%
508,112	AAON, Inc.	24,551,972

	Data Processing & Outsourced Services 3.5%
473,572	Euronet Worldwide, Inc.*	40,594,592
921,402	Repay Holdings Corp.*	13,222,119

		53,816,711

	Food Retail 1.0%
436,501	Grocery Outlet Holding Corp.*	14,989,444

	General Merchandise Stores 2.8%
904,685	Ollie’s Bargain Outlet Holdings, Inc.*	41,923,103

	Health Care Distributors 1.1%
749,595	PetIQ, Inc.*	17,413,092

	Health Care Equipment 2.7%
347,554	Cantel Medical Corp.	12,477,189
169,047	Insulet Corp.*	28,007,707

		40,484,896

	Health Care Facilities 3.2%
1,067,095	Ensign Group, Inc. (The)	40,133,443
651,253	Pennant Group, Inc. (The)*	9,221,742

		49,355,185

	Health Care Supplies 3.5%
587,012	Neogen Corp.*	39,323,934
430,704	Silk Road Medical, Inc.*	13,558,562

		52,882,496

	Health Care Technology 1.3%
332,293	Inspire Medical Systems, Inc.*	20,030,622

	Home Improvement Retail 2.1%
997,613	Floor & Decor Holdings, Inc., Class A*	32,013,401

	Homebuilding 1.9%
629,267	LGI Homes, Inc.*	28,411,405

Shares		Value

	Industrial Machinery 9.9%
1,052,443	Barnes Group, Inc.	$44,023,691
753,960	Helios Technologies, Inc.	28,590,163
1,168,658	Kornit Digital Ltd.* (Israel)	29,087,898
444,165	RBC Bearings, Inc.*	50,097,370

		151,799,122

	Insurance Brokers 1.3%
440,004	Goosehead Insurance, Inc., Class A*	19,637,379

	Leisure Facilities 1.0%
305,974	Planet Fitness, Inc., Class A*	14,900,934

	Life Sciences Tools & Services 6.4%
340,050	ICON plc* (Ireland)	46,246,800
696,684	Medpace Holdings, Inc.*	51,122,672

		97,369,472

	Managed Health Care 2.3%
692,100	HealthEquity, Inc.*	35,013,339

	Packaged Foods & Meats 2.6%
626,287	Freshpet, Inc.*	40,000,951

	Pharmaceuticals 0.7%
717,917	Intra-Cellular Therapies, Inc.*	11,034,384

	Regional Banks 3.0%
557,075	Eagle Bancorp, Inc.	16,829,236
779,964	Pinnacle Financial Partners, Inc.	29,279,848

		46,109,084

	Restaurants 1.5%
745,159	Chuy’s Holdings, Inc.*	7,503,751
400,736	Shake Shack, Inc., Class A*	15,123,777

		22,627,528

	Semiconductors 3.0%
276,984	Monolithic Power Systems, Inc.	46,383,741

	Specialty Stores 3.8%
425,609	Five Below, Inc.*	29,954,362
1,481,967	National Vision Holdings, Inc.*	28,779,799

		58,734,161

	Systems Software 6.8%
413,039	CyberArk Software Ltd.* (Israel)	35,339,617
310,400	Proofpoint, Inc.*	31,843,936
858,338	Rapid7, Inc.*	37,191,785

		104,375,338

	Trading Companies & Distributors 1.9%
397,840	SiteOne Landscape Supply, Inc.*	29,288,981

	Total Common Stocks (cost $1,362,171,772)	1,501,970,778

	PREFERRED STOCKS 0.6%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	325,424
161,519	Nanosys, Inc., Series E Pfd.* *** †	188,977

		514,401

	Systems Software 0.6%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	8,359,575

	Total Preferred Stocks (cost $10,184,941)	8,873,976

MARCH 31, 2020 (UNAUDITED)

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
1	Greenspring Global Partners II-B, L.P.* *** †	$813,460
1	Greenspring Global Partners III-B, L.P.* *** †	542,714

		1,356,174

	Total Limited Partnership Interest (cost $2,293,091)	1,356,174

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$19,057,062	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $18,725,000 of United States Treasury Notes 1.750% due 7/15/22; value: $19,440,875; repurchase proceeds: $19,057,062 (cost $19,057,062)	$19,057,062

	Total Short-Term Investments (cost $19,057,062)	19,057,062

	Total Investments (cost $1,393,706,866) 100.1%	1,531,257,990

	Liabilities less Other Assets (0.1%)	(2,230,603)

	NET ASSETS 100.0%	$1,529,027,387

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2020, amounted to approximately $10,230,150, and represented 0.67% of net assets.

See Notes to Financial Statements.

At March 31, 2020, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	2.5
Ireland	3.1
Israel	4.3
United States	90.1

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.2%

	Advertising 1.2%
2,203,465	National CineMedia, Inc.	$7,183,296

	Aerospace & Defense 1.5%
138,490	HEICO Corp., Class A	8,849,511

	Airlines 3.0%
108,416	Allegiant Travel Co.	8,868,429
191,133	Copa Holdings S.A., Class A (Panama)	8,656,413

		17,524,842

	Apparel Retail 0.8%
594,625	American Eagle Outfitters, Inc.	4,727,269

	Application Software 4.0%
268,351	Ebix, Inc.	4,073,568
439,073	Medallia, Inc.*	8,799,023
399,431	Upland Software, Inc.*	10,712,740

		23,585,331

	Asset Management & Custody Banks 5.0%
511,671	Artisan Partners Asset Management, Inc., Class A	10,995,810
336,282	Hamilton Lane, Inc., Class A	18,599,757

		29,595,567

	Auto Parts & Equipment 2.2%
613,717	Dana, Inc.	4,793,130
143,824	Dorman Products, Inc.*	7,949,152

		12,742,282

	Automotive Retail 4.8%
872,259	Camping World Holdings, Inc., Class A	4,963,154
78,286	Lithia Motors, Inc., Class A	6,403,012
384,157	Monro, Inc.	16,829,918

		28,196,084

	Biotechnology 1.1%
91,303	Ligand Pharmaceuticals, Inc.*	6,639,554

	Building Products 1.2%
89,909	Trex Co., Inc.*	7,205,307

	Commercial Printing 2.0%
224,618	Cimpress plc*	11,949,678

	Commodity Chemicals 2.9%
1,290,992	Valvoline, Inc.	16,899,085

	Construction & Engineering 0.8%
294,741	Construction Partners, Inc., Class A*	4,978,175

	Data Processing & Outsourced Services 3.1%
210,965	Euronet Worldwide, Inc.*	18,083,920

	Diversified Banks 0.6%
2,107,384	City Union Bank Ltd. (India)	3,591,264

	Electrical Components & Equipment 0.9%
89,087	Regal Beloit Corp.	5,608,027

	Electronic Manufacturing Services 4.4%
473,370	Fabrinet*	25,827,067

	General Merchandise Stores 1.3%
161,246	Ollie’s Bargain Outlet Holdings, Inc.*	7,472,140

	Health Care Equipment 1.7%
273,880	Cantel Medical Corp.	9,832,292

Shares		Value

	Health Care Facilities 3.1%
488,644	Ensign Group, Inc. (The)	$18,377,901

	Health Care Services 2.3%
97,407	LHC Group, Inc.*	13,656,461

	Home Furnishings 0.6%
582,418	Lovesac Co. (The)*	3,395,497

	Homebuilding 3.5%
242,624	LGI Homes, Inc.*	10,954,473
621,598	Skyline Champion Corp.*	9,746,657

		20,701,130

	Hotel & Resort REITs 0.8%
438,115	Xenia Hotels & Resorts, Inc.	4,512,585

	Industrial Machinery 9.4%
592,011	Altra Industrial Motion Corp.	10,354,272
195,110	Barnes Group, Inc.	8,161,451
275,795	Helios Technologies, Inc.	10,458,147
357,760	Kadant, Inc.	26,706,784

		55,680,654

	Industrial REITs 1.9%
945,408	Monmouth Real Estate Investment Corp.	11,392,166

	Investment Banking & Brokerage 2.3%
476,434	Moelis & Co., Class A	13,387,795

	Leisure Facilities 1.1%
137,777	Planet Fitness, Inc., Class A*	6,709,740

	Life Sciences Tools & Services 2.5%
110,471	ICON plc* (Ireland)	15,024,056

	Mortgage REITs 2.5%
1,788,378	Arbor Realty Trust, Inc.	8,763,052
1,236,950	Ladder Capital Corp.	5,863,143

		14,626,195

	Office Services & Supplies 0.9%
229,244	Herman Miller, Inc.	5,089,217

	Paper Products 0.8%
219,533	Domtar Corp.	4,750,694

	Personal Products 0.9%
235,916	Nu Skin Enterprises, Inc., Class A	5,154,765

	Property & Casualty Insurance 1.0%
148,819	Employers Holdings, Inc.	6,028,658

	Publishing 0.3%
164,126	Meredith Corp.	2,005,620

	Regional Banks 8.1%
610,624	Boston Private Financial Holdings, Inc.	4,365,962
454,165	FB Financial Corp.	8,956,134
362,243	Pinnacle Financial Partners, Inc.	13,598,602
187,056	South State Corp.	10,985,799
429,960	Webster Financial Corp.	9,846,084

		47,752,581

	Restaurants 0.8%
54,465	Cracker Barrel Old Country Store, Inc.	4,532,577

	Semiconductor Equipment 2.0%
358,134	Nova Measuring Instruments Ltd.* (Israel)	11,693,075

	Semiconductors 1.7%
641,877	Tower Semiconductor Ltd.* (Israel)	10,218,682

MARCH 31, 2020 (UNAUDITED)

Shares		Value

	Specialized REITs 3.0%
594,439	National Storage Affiliates Trust	$17,595,394

	Specialty Chemicals 3.4%
210,923	Innospec, Inc.	14,657,039
149,554	Minerals Technologies, Inc.	5,422,828

		20,079,867

	Thrifts & Mortgage Finance 1.9%
605,403	Axos Financial, Inc.*	10,975,956

	Trucking 1.9%
333,052	Knight-Swift Transportation Holdings, Inc.	10,924,106

	Total Common Stocks (cost $759,477,950)	584,756,063

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.4%

	Repurchase Agreement 0.4%
$2,554,797	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $2,510,000 of United States Treasury Notes 1.750% due 7/15/22; value: $2,605,960; repurchase proceeds: $2,554,797 (cost $2,554,797)	$2,554,797

	Total Short-Term Investments (cost $2,554,797)	2,554,797

	Total Investments (cost $762,032,747) 99.6%§	587,310,860

	Other Assets less Liabilities 0.4%	2,246,043

	NET ASSETS 100.0%	$589,556,903

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.61%.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2020, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	0.6
Ireland	2.6
Israel	3.7
Panama	1.5
United States	91.6

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX / WGMCX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.3%

	Alternative Carriers 1.7%
186,538	Bandwidth, Inc., Class A*	$12,552,142

	Application Software 16.0%
191,910	Avalara, Inc.*	14,316,486
164,485	DocuSign, Inc.*	15,198,414
255,718	Five9, Inc.*	19,552,198
99,192	Globant S.A.* (Argentina)	8,716,993
125,557	HubSpot, Inc.*	16,722,937
655,970	Medallia, Inc.*	13,145,639
207,026	Paylocity Holding Corp.*	18,284,536
232,976	Zendesk, Inc.*	14,912,794

		120,849,997

	Automotive Retail 0.9%
153,722	Monro, Inc.	6,734,561

	Biotechnology 15.0%
139,152	Atara Biotherapeutics, Inc.*	1,184,184
458,204	Castle Biosciences, Inc.*	13,659,061
213,998	ChemoCentryx, Inc.*	8,598,440
780,555	Cytokinetics, Inc.*	9,202,743
189,807	Denali Therapeutics, Inc.*	3,323,521
198,404	Esperion Therapeutics, Inc.*	6,255,678
284,886	Exact Sciences Corp.*	16,523,388
585,286	Flexion Therapeutics, Inc.*	4,606,201
227,868	Frequency Therapeutics, Inc.*	4,058,329
1,014,882	Inovio Pharmaceuticals, Inc.*	7,550,722
87,474	Ligand Pharmaceuticals, Inc.*	6,361,109
676,664	MacroGenics, Inc.*	3,938,185
3,260,094	MEI Pharma, Inc.*	5,248,751
1,617,910	Sangamo Therapeutics, Inc.*	10,306,087
78,647	Seattle Genetics, Inc.*	9,074,291
1,407,074	Selecta Biosciences, Inc.*	3,391,048

		113,281,738

	Building Products 2.8%
111,288	AAON, Inc.	5,377,436
197,751	Trex Co., Inc.*	15,847,765

		21,225,201

	Construction & Engineering 0.7%
130,491	NV5 Global, Inc.*	5,387,973

	Data Processing & Outsourced Services 0.8%
117,220	Square, Inc.*	6,139,984

	Diversified Banks 0.6%
2,489,169	City Union Bank Ltd. (India)	4,241,877

	Electronic Equipment & Instruments 1.1%
807,221	nLight, Inc.*	8,467,748

	Electronic Manufacturing Services 1.1%
75,925	IPG Photonics Corp.*	8,373,009

	Financial Exchanges & Data 1.1%
206,512	Tradeweb Markets, Inc., Class A	8,681,764

	Food Distributors 0.2%
186,752	Chefs’ Warehouse, Inc. (The)*	1,880,593

	Food Retail 2.1%
471,529	Grocery Outlet Holding Corp.*	16,192,306

	General Merchandise Stores 2.3%
378,261	Ollie’s Bargain Outlet Holdings, Inc.*	17,528,615

Shares		Value

	Health Care Equipment 8.7%
417,208	AtriCure, Inc.*	$14,014,017
701,462	CryoLife, Inc.*	11,868,737
413,406	Glaukos Corp.*	12,757,709
54,536	Insulet Corp.*	9,035,525
276,769	Tandem Diabetes Care, Inc.*	17,810,085

		65,486,073

	Health Care Services 0.9%
437,732	Exagen, Inc.* §§	6,977,448

	Health Care Supplies 2.1%
495,412	Silk Road Medical, Inc.*	15,595,570

	Health Care Technology 5.7%
206,597	Inspire Medical Systems, Inc.*	12,453,667
275,646	Tabula Rasa HealthCare, Inc.*	14,413,530
101,030	Veeva Systems, Inc., Class A*	15,798,061

		42,665,258

	Heavy Electrical Equipment 1.0%
499,468	TPI Composites, Inc.*	7,382,137

	Home Improvement Retail 1.4%
340,857	Floor & Decor Holdings, Inc., Class A*	10,938,101

	Homebuilding 1.1%
191,688	LGI Homes, Inc.*	8,654,713

	Industrial Machinery 3.4%
240,288	Barnes Group, Inc.	10,051,247
632,338	Kornit Digital Ltd.* (Israel)	15,738,893

		25,790,140

	Industrial REITs 1.4%
848,929	Monmouth Real Estate Investment Corp.	10,229,594

	Insurance Brokers 0.9%
154,259	Goosehead Insurance, Inc., Class A*	6,884,579

	Internet & Direct Marketing Retail 1.1%
157,739	Wayfair, Inc., Class A*	8,429,572

	IT Consulting & Other Services 1.1%
230,374	Endava plc ADR* (United Kingdom)	8,099,950

	Life Sciences Tools & Services 2.1%
115,384	ICON plc* (Ireland)	15,692,224

	Oil & Gas Equipment & Services 0.4%
625,384	Solaris Oilfield Infrastructure, Inc., Class A	3,283,266

	Packaged Foods & Meats 3.3%
388,157	Freshpet, Inc.*	24,791,588

	Pharmaceuticals 1.7%
444,493	BioDelivery Sciences International, Inc.*	1,684,628
562,875	Intra-Cellular Therapies, Inc.*	8,651,389
526,410	Optinose, Inc.*	2,363,581

		12,699,598

	Regional Banks 2.5%
411,046	Bank OZK	6,864,468
110,478	Eagle Bancorp, Inc.	3,337,540
253,041	Esquire Financial Holdings, Inc.*	3,808,267
125,083	Pinnacle Financial Partners, Inc.	4,695,616

		18,705,891

	Restaurants 0.3%
241,893	Chuy’s Holdings, Inc.*	2,435,863

	Semiconductor Equipment 1.5%
337,399	Nova Measuring Instruments Ltd.* (Israel)	11,016,077

MARCH 31, 2020 (UNAUDITED)

Shares		Value

	Semiconductors 2.5%
101,676	Monolithic Power Systems, Inc.	$17,026,663
42,910	NVE Corp.	2,232,607

		19,259,270

	Specialty Chemicals 1.4%
103,753	Balchem Corp.	10,242,496

	Specialty Stores 1.7%
183,727	Five Below, Inc.*	12,930,706

	Systems Software 2.2%
162,583	Proofpoint, Inc.*	16,679,390

	Trucking 1.5%
340,768	Knight-Swift Transportation Holdings, Inc.	11,177,190

	Total Common Stocks (cost $758,000,684)	727,584,202

	PREFERRED STOCKS 0.0%

	Biotechnology 0.0%
169,492	Nanosys, Inc., Series D Pfd.* *** †	81,356
40,380	Nanosys, Inc., Series E Pfd.* *** †	47,245

		128,601

	Total Preferred Stocks (cost $546,237)	128,601

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
1	Greenspring Global Partners II-B, L.P.* *** †	732,108
1	Greenspring Global Partners III-B, L.P.* *** †	542,714

		1,274,822

	Total Limited Partnership Interest (cost $2,118,351)	1,274,822

	WARRANTS 0.1%

	Biotechnology 0.1%
636,960	Selecta Biosciences, Inc., 12/23/2024* *** †	796,200

	Total Warrants (cost $79,620)	796,200

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.2%

	Repurchase Agreement 3.2%
$24,090,965	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $23,670,000 of United States Treasury Notes 1.750% due 7/15/22; value: $24,574,928; repurchase proceeds: $24,090,965 (cost $24,090,965)	$24,090,965

	Total Short-Term Investments (cost $24,090,965)	24,090,965

	Total Investments (cost $784,835,857) 99.8%§	753,874,790

	Other Assets less Liabilities 0.2%	1,140,762

	NET ASSETS 100.0%	$755,015,552

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at March 31, 2020, amounted to approximately $1,403,423, and represented 0.19% of net assets.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 0.56%.

§§The aggregate value of illiquid holdings at March 31, 2020, amounted to approximately $6,977,448, and represented 0.92% of net assets.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2020, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Argentina	1.2
India	0.6
Ireland	2.1
Israel	3.7
United Kingdom	1.1
United States	91.3

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	MARCH 31, 2020 (UNAUDITED)

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.1%

$87,900,000	U.S. Treasury Bond, 2.25%, 8/15/46	$106,104,914
9,500,000	U.S. Treasury Bond, 2.25%, 8/15/49	11,573,301
25,150,000	U.S. Treasury Bond, 2.50%, 2/15/45	31,446,342
3,500,000	U.S. Treasury Bond, 2.875%, 5/15/49	4,775,723
45,530,000	U.S. Treasury Bond, 3.00%, 8/15/48	63,244,016
33,000,000	U.S. Treasury Strip, principal only, 8/15/40	25,969,717
96,000,000	U.S. Treasury Strip, principal only, 5/15/44	68,753,490
136,700,000	U.S. Treasury Strip, principal only, 8/15/45	96,578,643

	Total U.S. Government Obligations (cost $304,350,984)	408,446,146

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.7%

	Repurchase Agreement 1.7%
$ 7,018,524	Repurchase Agreement dated 3/31/20, 0.00% due 4/1/20 with Fixed Income Clearing Corp. collateralized by $6,900,000 of United States Treasury Notes 2.375% due 3/15/22; value $7,163,794; repurchase proceeds: $7,018,524 (cost $7,018,524)	$7,018,524

	Total Short-Term Investments (cost $7,018,524)	7,018,524

	Total Investments (cost $311,369,508) 99.8%	415,464,670

	Other Assets less Liabilities 0.2%	963,439

	NET ASSETS 100.0%	$416,428,109

	See Notes to Financial Statements.

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WASATCH FUNDS

Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$1,714,731,544	$208,838,307	$33,051,994
Repurchase agreements	16,332,508	—	—

	$1,731,064,052	$208,838,307	$33,051,994

Investments, at market value
Unaffiliated issuers	$1,868,906,502	$207,585,536	$35,707,695
Repurchase agreements	16,332,508	—	—

	1,885,239,010	207,585,536	35,707,695
Cash	—	1	90,831
Foreign currency on deposit (cost of $62,148, $1,762,790, $1, $11,273, $17,898, $7,210, $0, $0 and $112,217, respectively)	62,122	1,762,082	1
Receivable for investment securities sold	6,990,190	1,164,818	411,914
Capital shares receivable	3,895,398	270,556	582,630
Interest and dividends receivable	662,671	213,969	34,280
Receivable from Investment Advisor	—	—	—
Prepaid expenses and other assets	112,209	33,323	4,747

Total Assets	1,896,961,600	211,030,285	36,832,098

Liabilities:
Bank overdraft	55,581	—	—
Payable for securities purchased	5,749,875	—	55,845
Capital shares payable	3,150,249	1,159,885	—
Dividends payable to shareholders	—	—	—
Payable to Advisor	1,666,935	268,666	29,230
Accrued fund administration fees	214,743	29,574	4,372
Accrued expenses and other liabilities	438,735	200,410	69,925
Foreign capital gains taxes payable	20,016	42,689	—
Line of credit payable	—	8,179,937	—

Total Liabilities	11,296,134	9,881,161	159,372

Net Assets	$1,885,665,466	$201,149,124	$36,672,726

Net Assets Consist of:
Capital stock	$343,311	$621,164	$37,711
Paid-in-capital in excess of par	1,696,523,761	209,841,583	38,790,253
Distributable earnings (accumulated loss)	188,798,394	(9,313,623)	(2,155,238)

Net Assets	$1,885,665,466	$201,149,124	$36,672,726

Net Assets
Investor Class	1,147,310,179	115,873,347	8,956,989
Institutional Class	738,355,287	85,275,777	27,715,737

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	20,977,734	35,911,762	934,706
Institutional Class	13,353,390	26,204,620	2,836,347

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$54.69	$3.23	$9.58

Institutional Class	$55.29	$3.25	$9.77

[1]	Fund inception date was October 1, 2019.

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	GLOBAL SELECT FUND[1]	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$225,563,343	$47,587,713	$85,175,665	$10,877,746	$115,034,953	$749,638,393
1,507,568	621,965	1,146,292	—	1,719,483	15,256,660

$227,070,911	$48,209,678	$86,321,957	$10,877,746	$116,754,436	$764,895,053

$278,294,840	$39,506,467	$95,879,211	$9,505,707	$98,691,789	$883,686,661
1,507,568	621,965	1,146,292	—	1,719,483	15,256,660

279,802,408	40,128,432	97,025,503	9,505,707	100,411,272	898,943,321
1	260,343	—	49,206	—	4
11,268	17,879	7,217	—	—	112,378
1,431,122	89,140	36,537	—	1,224,086	2,781,108
488,759	5,600	67,537	12,118	9,898	1,194,175
1,083,866	68,085	104,100	4,346	792,842	3,360,065
—	—	—	12,688	—	—
44,740	19,185	23,497	48,144	15,868	76,775

282,862,164	40,588,664	97,264,391	9,632,209	102,453,966	906,467,826

—	—	—	—	—	—
147,997	—	182	—	1,292,140	5,144,703
631,415	89,135	103,183	861	143,327	1,461,743
—	—	—	—	11,469	—
449,031	55,701	110,383	—	64,966	1,022,735
43,781	8,414	13,672	666	21,454	132,924
219,584	90,900	88,539	487	167,213	315,280
621,297	383,139	13,520	—	—	20,859
—	—	—	—	—	—

2,113,105	627,289	329,479	2,014	1,700,569	8,098,244

$280,749,059	$39,961,375	$96,934,912	$9,630,195	$100,753,397	$898,369,582

$1,318,428	$192,253	$371,103	$10,697	$175,005	$371,343
223,498,088	155,860,568	86,929,597	11,002,628	292,748,059	747,927,055
55,932,543	(116,091,446)	9,634,212	(1,383,130)	(192,169,667)	150,071,184

$280,749,059	$39,961,375	$96,934,912	$9,630,195	$100,753,397	$898,369,582

152,500,570	30,196,523	78,268,265	2,100,474	95,143,390	425,430,375
128,248,489	9,764,852	18,666,647	7,529,721	5,610,007	472,939,207

71,870,475	14,562,296	29,997,823	233,695	16,524,380	17,624,656
59,972,309	4,663,021	7,112,469	835,963	976,081	19,509,683

$2.12	$2.07	$2.61	$8.99	$5.76	$24.14

$2.14	$2.09	$2.62	$9.01	$5.75	$24.24

WASATCH FUNDS

Statements of Assets and Liabilities (continued)

	INTERNATIONAL OPPORTUNITIES FUND	INTERNATIONAL SELECT FUND[1]	MICRO CAP FUND[2]

Assets:
Investments, at cost
Unaffiliated issuers	$357,717,686	$3,094,156	$438,967,545
Affiliated issuers[3]	—	—	24,875,774
Repurchase agreements	14,461,322	—	3,323,503

	$372,179,008	$3,094,156	$467,166,822

Investments, at market value
Unaffiliated issuers	$432,188,884	$2,798,929	$432,117,460
Affiliated issuers[3]	—	—	14,532,568
Repurchase agreements	14,461,322	—	3,323,503

	446,650,206	2,798,929	449,973,531
Cash	2	—	2
Foreign currency on deposit (cost of $1,153,833, $872, $5, $4,761, $0, $13,934, $16,458 and $0, respectively)	1,153,833	877	5
Receivable for investment securities sold	5,395,894	6,976	3,156,904
Capital shares receivable	810,346	6,000	584,975
Interest and dividends receivable	1,388,843	1,700	82,787
Receivable from Investment Advisor	—	17,749	—
Prepaid expenses and other assets	31,151	47,652	31,867

Total Assets	455,430,275	2,879,883	453,830,071

Liabilities:
Payable for securities purchased	9,260,502	—	2,252,864
Capital shares payable	540,311	—	519,790
Dividends payable to shareholders	—	—	—
Payable to Advisor	684,656	—	614,096
Accrued fund administration fees	52,245	149	54,080
Accrued expenses and other liabilities	173,851	647	88,029
Foreign capital gains taxes payable	—	—	—
Line of credit payable	—	82,759	—

Total Liabilities	10,711,565	83,555	3,528,859

Net Assets	$444,718,710	$2,796,328	$450,301,212

Net Assets Consist of:
Capital stock	$1,453,902	$2,948	$785,330
Paid-in-capital in excess of par	375,940,143	3,110,655	444,741,795
Distributable earnings (accumulated loss)	67,324,665	(317,275)	4,774,087

Net Assets	$444,718,710	$2,796,328	$450,301,212

Net Assets
Investor Class	98,087,274	1,674,992	435,739,367
Institutional Class	346,631,436	1,121,336	14,561,845

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	32,391,792	176,945	75,990,010
Institutional Class	112,998,414	117,846	2,542,959

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$3.03	$9.47	$5.73

Institutional Class	$3.07	$9.52	$5.73

[1]	Fund inception date was October 1, 2019.

[2]	Institutional class inception date was January 31, 2020.

[3]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

MICRO CAP VALUE FUND[2]	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	ULTRA GROWTH FUND[2]	U.S. TREASURY FUND

$169,110,362	$1,374,649,804	$759,477,950	$760,744,892	$304,350,984
—	—	—	—	—
5,798,515	19,057,062	2,554,797	24,090,965	7,018,524

$174,908,877	$1,393,706,866	$762,032,747	$784,835,857	$311,369,508

$168,990,114	$1,512,200,928	$584,756,063	$729,783,825	$408,446,146
—	—	—	—	—
5,798,515	19,057,062	2,554,797	24,090,965	7,018,524

174,788,629	1,531,257,990	587,310,860	753,874,790	415,464,670
110,773	8	3	225,504	2
4,759	—	13,928	16,451	—
1,788,634	3,441,147	2,337,818	—	—
38,981	2,440,617	1,868,472	3,179,795	1,667,703
140,866	218,376	764,630	52,380	567,168
—	—	—	—	—
54,857	103,481	97,512	61,008	25,407

176,927,499	1,537,461,619	592,393,223	757,409,928	417,724,950

1,306,837	4,514,516	614,104	675,042	—
327,779	2,019,600	1,472,213	861,855	934,607
—	—	—	—	79,943
246,446	1,346,802	541,975	645,466	175,096
16,192	194,656	76,081	50,208	25,623
108,032	358,658	125,222	161,246	81,572
3,105	—	6,725	559	—
—	—	—	—	—

2,008,391	8,434,232	2,836,320	2,394,376	1,296,841

$174,919,108	$1,529,027,387	$589,556,903	$755,015,552	$416,428,109

$748,208	$508,163	$1,154,221	$320,912	$182,303
175,934,008	1,334,088,905	790,839,623	765,562,126	325,922,376
(1,763,108)	194,430,319	(202,436,941)	(10,867,486)	90,323,430

$174,919,108	$1,529,027,387	$589,556,903	$755,015,552	$416,428,109

171,168,909	805,265,217	305,551,053	730,448,695	416,428,109
3,750,199	723,762,170	284,005,850	24,566,857	—

73,219,252	26,903,502	60,019,334	31,047,072	18,230,321
1,601,569	23,912,840	55,402,718	1,044,139	—

$2.34	$29.93	$5.09	$23.53	$22.84

$2.34	$30.27	$5.13	$23.53	$—

WASATCH FUNDS

Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$12,074	$990	$—
Dividends[2]
Unaffiliated issuers	11,071,992	1,159,114	134,585

Total investment income	11,084,066	1,160,104	134,585

Expenses:
Investment advisory fees	11,897,805	1,870,213	221,413
Shareholder servicing fees — Investor Class	791,316	160,494	16,301
Shareholder servicing fees — Institutional Class	13,619	1,650	2,375
Fund administration fees	222,907	31,782	4,877
Fund accounting fees	128,181	27,882	12,731
Reports to shareholders — Investor Class	82,625	22,423	4,727
Reports to shareholders — Institutional Class	59,869	2,052	1,041
Custody fees	8,383	63,485	12,791
Federal and state registration fees — Investor Class	23,976	11,574	4,636
Federal and state registration fees — Institutional Class	28,115	11,367	5,502
Legal fees	76,603	9,437	1,482
Trustees’ fees	163,003	19,746	3,003
Interest	40,602	20,346	3,242
Audit fees	18,589	18,590	18,590
Other expenses	49,977	40,305	16,680

Total expenses before reimbursement	13,605,570	2,311,346	329,391
Reimbursement of expenses by Advisor	(131,713)	—	(44,255)

Net Expenses	13,473,857	2,311,346	285,136

Net Investment Income (Loss)	(2,389,791)	(1,151,242)	(150,551)

Realized Gain (Loss):
Investments sold	92,266,893	(741,777)	371,001
Foreign currency transactions	3,810	(351,364)	(1,436)
Foreign capital gains taxes	(13,756)	(637,729)	(73,138)

Net realized gain (loss)	92,256,947	(1,730,870)	296,427

Change in Unrealized Appreciation (Depreciation):
Investments	(492,802,539)	(71,869,547)	(7,848,513)
Foreign currency translations	(26)	(2,199)	(1,816)
Deferred foreign capital gains taxes	987,269	5,854,737	472,249

Net change in unrealized depreciation	(491,815,296)	(66,017,009)	(7,378,080)

Net loss on investments	(399,558,349)	(67,747,879)	(7,081,653)

Net Decrease in Net Assets Resulting from Operations	$(401,948,140)	$(68,899,121)	$(7,232,204)

[1]	Fund inception date was October 1, 2019.

[2]	Net of $0, $0, $10,637, $114,273, $21,086, $13,967, $1,761, $87,951 and $653,855 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	GLOBAL SELECT FUND[1]	GLOBAL VALUE FUND	INTERNATIONAL GROWTH FUND

$431	$295	$673	$29	$2,491	$11,313

1,252,126	177,351	313,264	18,052	2,205,347	6,545,757

1,252,557	177,646	313,937	18,081	2,207,838	6,557,070

3,165,118	498,579	799,396	27,583	646,480	7,351,046
134,616	52,655	61,118	3,851	119,933	293,774
1,994	1,441	1,455	646	1,737	4,444
40,145	6,627	13,679	721	15,297	121,703
33,889	13,424	19,818	4,711	17,559	80,954
20,058	9,646	9,049	3,103	16,447	39,230
8,046	264	1,202	2,088	854	13,061
81,736	40,532	8,918	1,381	7,387	101,449
6,875	7,895	5,114	7,065	7,547	14,083
10,997	6,614	7,210	7,179	5,844	30,178
13,162	2,164	4,192	19,257	5,300	40,129
28,725	4,584	8,822	766	11,581	87,084
19,065	1,452	3,430	179	2,212	19,510
18,590	18,589	18,590	17,709	19,718	20,733
51,622	13,966	17,414	5,267	7,508	44,343

3,634,638	678,432	979,407	101,506	885,404	8,261,721
(13,710)	(43,758)	(17,893)	(66,690)	(99,201)	(640)

3,620,928	634,674	961,514	34,816	786,203	8,261,081

(2,368,371)	(457,028)	(647,577)	(16,735)	1,421,635	(1,704,011)

14,277,121	1,217,502	1,880,520	6,113	(8,038,154)	27,652,062
(119,145)	(22,892)	(7,630)	(437)	(11,753)	(186,412)
(96,911)	(80,572)	(19,265)	(138)	—	(73,763)

14,061,065	1,114,038	1,853,625	5,538	(8,049,907)	27,391,887

(61,383,739)	(13,414,880)	(23,687,164)	(1,372,039)	(26,056,740)	(163,953,276)
(65,380)	1,653	(653)	106	(1,769)	77,687
2,331,577	71,077	315,489	—	—	1,191,306

(59,117,542)	(13,342,150)	(23,372,328)	(1,371,933)	(26,058,509)	(162,684,283)

(45,056,477)	(12,228,112)	(21,518,703)	(1,366,395)	(34,108,416)	(135,292,396)

$(47,424,848)	$(12,685,140)	$(22,166,280)	$(1,383,130)	$(32,686,781)	$(136,996,407)

WASATCH FUNDS

Statements of Operations (continued)

	INTERNATIONAL OPPORTUNITIES FUND	INTERNATIONAL SELECT FUND[1]	MICRO CAP FUND[2]

Investment Income:
Interest	$11,860	$28	$11,574
Dividends[3]
Unaffiliated issuers	2,250,733	6,820	501,850

Total investment income	2,262,593	6,848	513,424

Expenses:
Investment advisory fees	4,544,082	10,025	4,008,084
Shareholder servicing fees — Investor Class	90,387	3,829	152,016
Shareholder servicing fees — Institutional Class	95,322	644	—
Fund administration fees	52,306	274	52,861
Fund accounting fees	44,712	5,129	36,677
Reports to shareholders — Investor Class	13,092	2,604	21,494
Reports to shareholders — Institutional Class	30,313	1,997	—
Custody fees	60,124	1,381	6,714
Federal and state registration fees — Investor Class	6,444	7,065	16,083
Federal and state registration fees — Institutional Class	11,182	7,171	—
Legal fees	18,380	19,221	17,335
Trustees’ fees	35,606	766	33,959
Dividends on securities sold short	25,373	—	—
Interest	7,127	219	6,839
Audit fees	18,588	17,709	17,290
Other expenses	30,719	5,202	18,277

Total expenses before reimbursement	5,083,757	83,236	4,387,629
Reimbursement of expenses by Advisor	—	(69,128)	—

Net Expenses	5,083,757	14,108	4,387,629

Net Investment Income (Loss)	(2,821,164)	(7,260)	(3,874,205)

Realized Gain (Loss):
Investments sold	629,548	(4,482)	40,421,412
Foreign currency transactions	(64,676)	(10,345)	(15,146)
Foreign capital gains taxes	—	—	(201,149)

Net realized gain (loss)	564,872	(14,827)	40,205,117

Change in Unrealized Appreciation (Depreciation):
Investments	(64,162,882)	(295,227)	(111,711,689)
Investments in affiliates	—	—	(7,529,143)
Foreign currency translations	(3,596)	39	46
Deferred foreign capital gains taxes	709,257	—	168,978

Net change in unrealized appreciation (depreciation)	(63,457,221)	(295,188)	(119,071,808)

Net gain (loss) on investments	(62,892,349)	(310,015)	(78,866,691)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(65,713,513)	$(317,275)	$(82,740,896)

[1]	Fund inception date was October 1, 2019.

[2]	Institutional class inception date was January 31, 2020.

[3]	Net of $226,323, $1,224, $9, $16,045, $0, $0, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

MICRO CAP VALUE FUND[2]	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	ULTRA GROWTH FUND[2]	U.S. TREASURY FUND

$20,489	$392,511	$14,794	$45,935	$4,392,248

1,122,366	2,762,194	9,434,495	1,148,599	—

1,142,855	3,154,705	9,449,289	1,194,534	4,392,248

1,864,813	9,459,094	4,274,554	3,767,911	946,759
141,023	459,256	239,820	440,784	144,518
—	7,480	2,508	—	—
19,566	186,238	80,427	59,380	29,912
20,254	108,791	51,048	39,586	18,364
20,030	53,279	34,426	46,065	18,108
—	74,979	15,073	—	—
9,661	62,676	2,868	3,234	717
15,157	15,278	22,043	44,505	17,736
—	26,306	17,231	—	—
9,619	58,674	25,982	21,363	11,885
18,088	122,609	53,827	40,747	25,504
—	—	—	—	—
3,578	24,300	11,639	8,948	5,234
17,290	18,590	18,590	17,290	17,290
15,702	46,082	18,048	14,525	8,778

2,154,781	10,723,632	4,868,084	4,504,338	1,244,805
(38)	(169,516)	(53,999)	(88)	—

2,154,743	10,554,116	4,814,085	4,504,250	1,244,805

(1,011,888)	(7,399,411)	4,635,204	(3,309,716)	3,147,443

3,512,827	86,039,710	(22,574,928)	27,042,481	6,220,880
(12,912)	6,686	(18,848)	(718)	—
(16,410)	—	(6,725)	(11,498)	—

3,483,505	86,046,396	(22,600,501)	27,030,265	6,220,880

(49,315,044)	(338,356,724)	(272,064,809)	(86,524,899)	61,002,991
—	—	—	—	—
795	311	(6)	(111)	—
92,048	—	145,879	255,086	—

(49,222,201)	(338,356,413)	(271,918,936)	(86,269,924)	61,002,991

(45,738,696)	(252,310,017)	(294,519,437)	(59,239,659)	67,223,871

$(46,750,584)	$(259,709,428)	$(289,884,233)	$(62,549,375)	$70,371,314

WASATCH FUNDS

Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019

Operations:
Net investment income (loss)	$(2,389,791)	$(11,786,255)	$(1,151,242)	$(2,348,420)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	92,256,947	215,644,009	(1,730,870)	411,045
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(491,815,296)	(216,536,421)	(66,017,009)	36,867,160

Net increase (decrease) in net assets resulting from operations	(401,948,140)	(12,678,667)	(68,899,121)	34,929,785

Distributions to shareholders from distributable earnings
Investor Class	(149,403,088)	(115,894,672)	(641,437)	(12,103,683)
Institutional Class	(93,662,303)	(56,240,911)	(372,918)	(3,516,107)

Capital share transactions:
Investor Class
Shares sold	171,406,955	189,187,622	31,282,783	65,709,960
Shares issued to holders in reinvestment of dividends	145,016,231	112,651,644	638,968	12,002,230
Shares redeemed	(207,635,046)	(308,539,799)	(63,339,560)	(87,395,827)
Redemption fees	22,162	117,547	20,472	76,280

Net increase (decrease)	108,810,302	(6,582,986)	(31,397,337)	(9,607,357)

Institutional Class
Shares sold	207,291,880	325,369,900	39,056,257	54,672,753
Shares issued to holders in reinvestment of dividends	89,581,586	53,665,284	372,838	3,516,108
Shares redeemed	(160,812,323)	(201,747,911)	(16,808,534)	(15,244,042)
Redemption fees	26,458	34,892	1,338	193

Net increase (decrease)	136,087,601	177,322,165	22,621,899	42,945,012

Total increase (decrease) in net assets	(400,115,628)	(14,075,071)	(78,688,914)	52,647,650

Net assets:
Beginning of period	2,285,781,094	2,299,856,165	279,838,038	227,190,388

End of period	$1,885,665,466	$2,285,781,094	$201,149,124	$279,838,038

Capital share transactions — shares:
Investor Class
Shares sold	2,472,204	2,666,806	7,234,169	16,292,452
Shares issued to holders in reinvestment of dividends	2,011,879	1,925,011	143,266	3,030,866
Shares redeemed	(3,130,676)	(4,433,956)	(15,593,538)	(22,008,586)

Net increase (decrease) in shares outstanding	1,353,407	157,861	(8,216,103)	(2,685,268)

Institutional Class
Shares sold	2,915,157	4,595,902	8,896,441	13,743,037
Shares issued to holders in reinvestment of dividends	1,229,841	909,581	83,037	881,230
Shares redeemed	(2,297,597)	(2,848,564)	(4,296,597)	(3,796,046)

Net increase (decrease) in shares outstanding	1,847,401	2,656,919	4,682,881	10,828,221

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019

$(150,551)	$(100,282)	$(2,368,371)	$(3,225,668)	$(457,028)	$553,025
296,427	(12,717)	14,061,065	19,514,955	1,114,038	(81,296)
(7,378,080)	3,983,601	(59,117,542)	3,745,786	(13,342,150)	4,525,461

(7,232,204)	3,870,602	(47,424,848)	20,035,073	(12,685,140)	4,997,190

—	—	(11,627,154)	(26,880,563)	—	—
—	—	(10,395,643)	(22,096,890)	—	—

2,128,444	1,051,049	20,274,006	26,627,101	2,087,454	3,387,642
—	—	11,005,252	25,451,093	—	—
(1,212,782)	(5,608,056)	(31,457,407)	(130,410,766)	(5,896,368)	(20,744,583)
4,480	3,152	5,977	3,897	920	7,717

920,142	(4,553,855)	(172,172)	(78,328,675)	(3,807,994)	(17,349,224)

4,562,262	4,503,557	22,627,990	69,254,821	770,996	920,083
—	—	9,521,929	20,773,470	—	—
(5,724,606)	(3,409,102)	(47,244,850)	(143,750,216)	(4,562,712)	(6,315,306)
483	315	9,346	15,117	1,272	—

(1,161,861)	1,094,770	(15,085,585)	(53,706,808)	(3,790,444)	(5,395,223)

(7,473,923)	411,517	(84,705,402)	(160,977,863)	(20,283,578)	(17,747,257)

44,146,649	43,735,132	365,454,461	526,432,324	60,244,953	77,992,210

$36,672,726	$44,146,649	$280,749,059	$365,454,461	$39,961,375	$60,244,953

177,580	102,864	7,261,621	10,680,727	772,295	1,324,685
—	—	4,001,910	11,162,760	—	—
(105,760)	(540,323)	(11,950,740)	(52,036,343)	(2,189,393)	(8,208,619)

71,820	(437,459)	(687,209)	(30,192,856)	(1,417,098)	(6,883,934)

369,846	419,680	8,223,330	27,208,564	256,493	362,002
—	—	3,437,519	9,071,384	—	—
(513,876)	(300,531)	(17,244,817)	(57,064,550)	(1,546,620)	(2,551,687)

(144,030)	119,149	(5,583,968)	(20,784,602)	(1,290,127)	(2,189,685)

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		GLOBAL SELECT FUND
	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020[1] (Unaudited)

Operations:
Net investment income (loss)	$(647,577)	$(1,068,879)	$(16,735)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	1,853,625	9,825,436	5,538
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(23,372,328)	(8,613,378)	(1,371,933)

Net increase (decrease) in net assets resulting from operations	(22,166,280)	143,179	(1,383,130)

Distributions to shareholders from distributable earnings
Investor Class	(8,871,843)	(13,508,893)	—
Institutional Class	(1,711,832)	(2,069,212)	—

Capital share transactions:
Investor Class
Shares sold	10,685,694	18,263,643	3,141,867
Shares issued to holders in reinvestment of dividends	8,792,560	13,261,385	—
Shares redeemed	(18,484,470)	(24,803,012)	(743,544)
Redemption fees	5,154	5,927	171

Net increase (decrease)	998,938	6,727,943	2,398,494

Institutional Class
Shares sold	5,697,108	7,653,936	8,620,785
Shares issued to holders in reinvestment of dividends	1,626,534	1,897,942	—
Shares redeemed	(1,409,666)	(4,830,069)	(6,076)
Redemption fees	1,875	2,232	122

Net increase (decrease)	5,915,851	4,724,041	8,614,831

Total increase (decrease) in net assets	(25,835,166)	(3,982,942)	9,630,195

Net assets:
Beginning of period	122,770,078	126,753,020	—

End of period	$96,934,912	$122,770,078	$9,630,195

Capital share transactions — shares:
Investor Class
Shares sold	3,167,309	5,400,753	301,935
Shares issued to holders in reinvestment of dividends	2,541,203	4,736,209	—
Shares redeemed	(5,683,388)	(7,290,883)	(68,240)

Net increase (decrease) in shares outstanding	25,124	2,846,079	233,695

Institutional Class
Shares sold	1,620,417	2,341,370	836,493
Shares issued to holders in reinvestment of dividends	468,742	675,424	—
Shares redeemed	(459,894)	(1,410,992)	(530)

Net increase (decrease) in shares outstanding	1,629,265	1,605,802	835,963

[1]	Fund inception date was October 1, 2019.

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

GLOBAL VALUE FUND		INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND
Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019

$1,421,635	$3,930,311	$(1,704,011)	$(2,330,095)	$(2,821,164)	$(4,015,942)
(8,049,907)	5,362,420	27,391,887	35,546,556	564,872	19,328,327
(26,058,509)	(13,287,556)	(162,684,283)	(200,457,253)	(63,457,221)	(19,771,713)

(32,686,781)	(3,994,825)	(136,996,407)	(167,240,792)	(65,713,513)	(4,459,328)

(2,920,949)	(26,014,674)	(14,384,249)	(85,858,576)	(3,279,205)	(5,015,701)
(181,915)	(1,351,568)	(16,077,813)	(85,816,934)	(9,208,299)	(6,283,811)

1,443,551	5,167,863	22,751,205	91,035,974	6,364,001	13,999,031
2,847,105	25,699,903	12,847,729	79,082,009	3,145,044	4,816,572
(22,271,355)	(47,130,370)	(78,920,917)	(210,507,702)	(27,412,063)	(109,687,557)
2,152	4,784	15,169	11,574	1,718	259

(17,978,547)	(16,257,820)	(43,306,814)	(40,378,145)	(17,901,300)	(90,871,695)

1,330,764	1,335,472	68,831,260	208,768,921	93,365,364	134,483,838
180,978	1,324,616	15,159,166	80,888,827	6,000,461	4,723,790
(1,672,150)	(2,784,876)	(114,201,872)	(336,838,011)	(67,628,031)	(56,333,268)
14	48	15,034	17,266	2,773	2,902

(160,394)	(124,740)	(30,196,412)	(47,162,997)	31,740,567	82,877,262

(53,928,586)	(47,743,627)	(240,961,695)	(426,457,444)	(64,361,750)	(23,753,273)

154,681,983	202,425,610	1,139,331,277	1,565,788,721	509,080,460	532,833,733

$100,753,397	$154,681,983	$898,369,582	$1,139,331,277	$444,718,710	$509,080,460

196,401	657,457	778,868	3,254,697	1,756,429	4,249,540
376,889	3,590,285	417,405	3,267,852	854,632	1,684,116
(2,999,151)	(6,045,374)	(2,843,783)	(7,514,820)	(7,643,770)	(35,750,861)

(2,425,861)	(1,797,632)	(1,647,510)	(992,271)	(5,032,709)	(29,817,205)

175,034	167,348	2,403,983	7,461,278	25,493,450	39,730,459
24,040	185,078	490,429	3,332,872	1,613,027	1,628,893
(255,179)	(356,260)	(4,400,398)	(11,839,348)	(19,165,034)	(17,169,665)

(56,105)	(3,834)	(1,505,986)	(1,045,198)	7,941,443	24,189,687

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	INTERNATIONAL SELECT FUND	MICRO CAP FUND
	Six Months Ended March 31, 2020[1] (Unaudited)	Six Months Ended March 31, 2020[2] (Unaudited)	Year Ended September 30, 2019

Operations:
Net investment income (loss)	$(7,260)	$(3,874,205)	$(5,839,436)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(14,827)	40,205,117	55,047,174
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(295,188)	(119,071,808)	(60,370,211)

Net increase (decrease) in net assets resulting from operations	(317,275)	(82,740,896)	(11,162,473)

Distributions to shareholders from distributable earnings
Investor Class	—	(56,926,728)	(87,356,742)
Institutional Class	—	—	—

Capital share transactions:
Investor Class
Shares sold	2,063,831	126,889,433	101,288,047
Shares issued to holders in reinvestment of dividends	—	53,969,369	82,402,243
Shares redeemed	(223,026)	(82,385,236)	(107,977,732)
Redemption fees	525	103,480	183,961

Net increase (decrease)	1,841,330	98,577,046	75,896,519

Institutional Class
Shares sold	1,763,113	18,295,066	—
Shares issued to holders in reinvestment of dividends	—	—	—
Shares redeemed	(496,018)	(408,663)	—
Redemption fees	5,178	—	—

Net increase	1,272,273	17,886,403	—

Total increase (decrease) in net assets	2,796,328	(23,204,175)	(22,622,696)

Net assets:
Beginning of period	—	473,505,387	496,128,083

End of period	$2,796,328	$450,301,212	$473,505,387

Capital share transactions — shares:
Investor Class
Shares sold	197,008	17,074,919	13,494,255
Shares issued to holders in reinvestment of dividends	—	7,332,795	14,256,443
Shares redeemed	(20,063)	(12,017,919)	(14,460,006)

Net increase (decrease) in shares outstanding	176,945	12,389,795	13,290,692

Institutional Class
Shares sold	166,006	2,613,725	—
Shares issued to holders in reinvestment of dividends	—	—	—
Shares redeemed	(48,160)	(70,766)	—

Net increase in shares outstanding	117,846	2,542,959	—

[1]	Fund inception date was October 1, 2019.

[2]	Institutional Class inceptions date was January 31, 2020.

See Notes to Financial Statements.

MARCH 31, 2020 (UNAUDITED)

MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND
Six Months Ended March 31, 2020[2] (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019

$(1,011,888)	$(2,283,385)	$(7,399,411)	$(12,773,288)	$4,635,204	$3,208,817
3,483,505	21,624,333	86,046,396	288,451,840	(22,600,501)	605,596
(49,222,201)	(33,197,979)	(338,356,413)	(270,686,501)	(271,918,936)	(9,729,926)

(46,750,584)	(13,857,031)	(259,709,428)	4,992,051	(289,884,233)	(5,915,513)

(22,300,292)	(26,873,692)	(142,862,943)	(254,160,201)	(5,460,620)	(24,527,924)
—	—	(122,088,144)	(160,748,953)	(5,195,933)	(7,190,903)

11,442,659	36,404,994	94,871,883	86,238,800	70,474,067	172,350,782
21,926,724	26,433,514	138,509,163	244,434,466	5,350,153	23,919,067
(42,768,863)	(56,224,461)	(127,642,262)	(266,135,679)	(65,379,112)	(58,961,428)
2,237	16,557	6,027	31,675	23,963	28,941

(9,397,243)	6,630,604	105,744,811	64,569,262	10,469,071	137,337,362

4,073,648	—	262,146,022	206,555,979	94,540,895	307,998,467
—	—	115,509,794	150,566,964	5,117,346	6,896,928
(229,342)	—	(121,400,223)	(205,138,374)	(42,992,383)	(30,806,582)
54	—	29,053	29,207	12,996	3,117

3,844,360	—	256,284,646	152,013,776	56,678,854	284,091,930

(74,603,759)	(34,100,119)	(162,631,058)	(193,334,065)	(233,392,861)	383,794,952

249,522,867	283,622,986	1,691,658,445	1,884,992,510	822,949,764	439,154,812

$174,919,108	$249,522,867	$1,529,027,387	$1,691,658,445	$589,556,903	$822,949,764

3,918,834	11,499,085	2,405,642	2,157,282	9,568,735	23,179,792
6,830,755	9,863,251	3,578,124	7,801,930	662,968	3,662,950
(15,196,726)	(17,766,372)	(3,409,382)	(6,802,853)	(9,909,804)	(7,841,265)

(4,447,137)	3,595,964	2,574,384	3,156,359	321,899	19,001,477

1,705,708	—	6,635,754	5,108,334	13,323,213	40,388,583
—	—	2,951,950	4,766,286	630,215	1,049,761
(104,139)	—	(3,231,320)	(5,161,091)	(6,588,439)	(4,104,717)

1,601,569	—	6,356,384	4,713,529	7,364,989	37,333,627

WASATCH FUNDS	MARCH 31, 2020 (UNAUDITED)

Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		U.S. TREASURY FUND
	Six Months Ended March 31, 2020[2] (Unaudited)	Year Ended September 30, 2019	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019

Operations:
Net investment income (loss)	$(3,309,716)	$(4,333,950)	$3,147,443	$6,654,738
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	27,030,265	16,498,858	6,220,880	(3,118,076)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(86,269,924)	(11,443,749)	61,002,991	80,540,022

Net increase (decrease) in net assets resulting from operations	(62,549,375)	721,159	70,371,314	84,076,684

Distributions to shareholders from distributable earnings
Investor Class	(14,642,656)	(18,922,846)	(3,201,797)	(6,645,318)
Institutional Class	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	340,142,482	531,592,985	89,729,484	186,910,235
Shares issued to holders in reinvestment of dividends	13,973,397	17,633,875	3,026,949	6,204,428
Shares redeemed	(168,105,904)	(205,793,858)	(123,300,691)	(194,165,022)
Redemption fees	173,228	360,528	158,904	157,515

Net increase (decrease)	186,183,203	343,793,530	(30,385,354)	(892,844)

Institutional Class
Shares sold	23,232,769	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(362,527)	—	—	—
Redemption fees	346	—	—	—

Net increase	22,870,588	—	—	—

Total increase in net assets	131,861,760	325,591,843	36,784,163	76,538,522

Net assets:
Beginning of period	623,153,792	297,561,949	379,643,946	303,105,424

End of period	$755,015,552	$623,153,792	$416,428,109	$379,643,946

Capital share transactions — shares:
Investor Class
Shares sold	12,645,461	21,348,607	4,361,565	11,232,700
Shares issued to holders in reinvestment of dividends	508,678	869,520	149,846	360,102
Shares redeemed	(6,739,834)	(8,334,761)	(5,993,467)	(11,737,556)

Net increase (decrease) in shares outstanding	6,414,305	13,883,366	(1,482,056)	(144,754)

Institutional Class
Shares sold	1,060,972	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(16,833)	—	—	—

Net increase in shares outstanding	1,044,139	—	—	—

[2]	Institutional Class inception date was January 31, 2020.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income		Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$73.17	(0.07)	(10.70)	(10.77)	—	[4]	—		(7.71)	(7.71)
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01		—		(6.06)	(6.06)
Year ended 9/30/18	$67.44	(0.43)	18.30	17.87	—	[4]	—		(4.27)	(4.27)
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—		(0.09)	(0.09)
Year ended 9/30/16[16]	$57.83	(0.30)	6.09	5.79	—	[4]	—		(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[9]	5.95	5.81	—	[4]	—		(1.44)	(1.44)
Core Growth Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$73.86	—	(10.86)	(10.86)	—	[4]	—		(7.71)	(7.71)
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—	[4]	—		(6.06)	(6.06)
Year ended 9/30/18	$67.81	(0.21)	18.29	18.08	—	[4]	—		(4.27)	(4.27)
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)		(0.09)	(0.12)
Year ended 9/30/16[16]	$57.99	(0.14)	6.03	5.89	—	[4]	—		(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06 [9]	5.79	5.85	—	[4]	—		(1.44)	(1.44)
Emerging India Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$4.25	(0.03)	(0.98)	(1.01)	—	[4]	—		(0.01)	(0.01)
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—	[4]	—		(0.27)	(0.27)
Year ended 9/30/18	$4.08	(0.06)	0.06	—	—	[4]	—		(0.13)	(0.13)
Year ended 9/30/17	$3.39	0.02 [17]	0.70	0.72	—	[4]	—		(0.03)	(0.03)
Year ended 9/30/16[16]	$3.07	(0.03)	0.39	0.36	—	[4]	—		(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	—	[4]	—	— [4]
Emerging India Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$4.28	(0.01)	(1.01)	(1.02)	—	[4]	—		(0.01)	(0.01)
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—	[4]	—		(0.27)	(0.27)
Year ended 9/30/18	$4.10	— [4]	— [4]	— [4]	—	[4]	—		(0.13)	(0.13)
Year ended 9/30/17	$3.40	0.02 [17]	0.71	0.73	—	[4]	—		(0.03)	(0.03)
Period ended 9/30/1614 16	$2.82	(0.01)	0.59	0.58	—		—		—	—
Emerging Markets Select Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$11.32	(0.04)	(1.70)	(1.74)	—	[4]	—		—	—
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—	[4]	—		—	—
Year ended 9/30/18	$10.46	(0.09)	0.03	(0.06)	—	[4]	—		—	—
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—		—	—
Year ended 9/30/16[16]	$8.35	(0.05)	0.93	0.88	—	[4]	—		—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)		—	(0.03)
Emerging Markets Select Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$11.53	(0.04)	(1.72)	(1.76)	—	[4]	—		—	—
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—	[4]	—		—	—
Year ended 9/30/18	$10.60	(0.04)	— [4]	(0.04)	—	[4]	—		—	—
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—		—	—
Year ended 9/30/16[16]	$8.41	0.04	0.87	0.91	—		—		—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)		—	(0.05)
Emerging Markets Small Cap Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$2.64	(0.02)	(0.34)	(0.36)[4]	—	[4]	—		(0.16)	(0.16)
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—	[4]	—		(0.30)	(0.30)
Year ended 9/30/18	$2.99	(0.03)	(0.18)	(0.21)	—	[4]	—		—	—
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—		—	—
Year ended 9/30/16[16]	$2.39	(0.04)	0.32	0.28	—	[4]	—	[4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	—	[4]	—	— [4]
Emerging Markets Small Cap Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$2.65	(0.02)	(0.33)	(0.35)[4]	—	[4]	—		(0.16)	(0.16)
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—	[4]	—		(0.30)	(0.30)
Year ended 9/30/18	$3.00	(0.01)	(0.20)	(0.21)	—	[4]	—		—	—
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—		—	—
Period ended 9/30/1614 16	$2.31	(—)[4]	0.36	0.36	—		—		—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$54.69	(17.26)	1.18	[5]	1.18	[5]	(0.25)	(0.25)	$1,147,310	22%
$73.17	(0.37)	1.19	[5]	1.19	[5]	(0.59)	(0.59)	$1,435,994	31%
$81.04	27.66	1.18	5 8	1.18	5 8	(0.66)	(0.66)	$1,577,554	27%
$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[9]	(0.29)[9]	$1,014,515	39%

$55.29	(17.22)	1.05	[5]	1.08	[5]	(0.12)	(0.15)	$738,355	22%
$73.86	(0.22)	1.05	[5]	1.09	[5]	(0.45)	(0.48)	$849,787	31%
$81.62	27.82	1.06	5 8	1.08	5 8	(0.53)	(0.55)	$722,302	27%
$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[9]	(0.30)[9]	$150,614	39%

$3.23	(23.99)	1.61	[6]	1.61	[6]	(0.85)	(0.85)	$115,873	20%
$4.25	15.06	1.68	[6]	1.68	[6]	(0.99)	(0.99)	$187,625	21%
$3.95	(0.33)	1.71	6 7	1.71	6 7	(1.22)	(1.22)	$184,733	48%
$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%

$3.25	(23.82)	1.44	[5]	1.44	[5]	(0.63)	(0.63)	$85,276	20%
$4.28	15.23	1.49	[6]	1.49	[6]	(0.75)	(0.75)	$92,214	21%
$3.97	(0.33)	1.51	6 8	1.60	6 8	(0.93)	(1.02)	$42,457	48%
$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$9.58	(15.37)	1.51	[6]	1.79	[6]	(0.91)	(1.19)	$8,957	18%
$11.32	8.85 [5]	1.51	[6]	1.97	[6]	(0.51)	(0.97)	$9,771	14%
$10.40	(0.57)	1.51	6 8	1.76	6 8	(0.67)	(0.92)	$13,520	44%
$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%

$9.77	(15.26)	1.21	[6]	1.39	[6]	(0.61)	(0.78)	$27,716	18%
$11.53	9.19	1.21	[6]	1.43	[6]	(0.14)	(0.36)	$34,375	14%
$10.56	(0.38)	1.21	6 8	1.45	6 8	(0.36)	(0.60)	$30,215	44%
$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%

$2.12	(14.97)	1.96	[6]	1.96	[6]	(1.30)	(1.30)	$152,501	7%
$2.64	7.29	1.97	[6]	1.99	[6]	(0.83)	(0.84)	$191,405	16%
$2.78	(7.02)	1.96	[7]	1.98	6 7	(0.51)	(0.53)	$285,540	40%
$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%

$2.14	(14.53)	1.81	[6]	1.83	[6]	(1.16)	(1.18)	$128,248	7%
$2.65	7.25	1.82	[6]	1.85	[6]	(0.73)	(0.76)	$174,050	16%
$2.79	(7.00)	1.82	[7]	1.84	6 7	(0.33)	(0.35)	$240,892	40%
$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	58%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Frontier Emerging Small Countries Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$2.74	(0.05)	(0.62)	(0.67)	—	[4]	—	—	—
Year ended 9/30/19	$2.51	— [4]	0.23	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.75	(0.11)	(0.13)	(0.24)	—	[4]	—	—	—
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Year ended 9/30/16[16]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Frontier Emerging Small Countries Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$2.76	0.02	(0.69)	(0.67)	—	[4]	—	—	—
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.76	(0.04)	(0.19)	(0.23)	—	[4]	—	—	—
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Period ended 9/30/1614 16	$2.58	0.02	0.04	0.06	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$3.46	(0.02)	(0.53)	(0.55)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—	[4]	—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.03)	0.77	0.74	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[16]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Global Opportunities Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$3.48	(0.01)	(0.55)	(0.56)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—		—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.02)	0.77	0.75	—		—	(0.41)	(0.41)
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/1614 16	$3.09	(—)[4]	0.43	0.43	—		—	—	—
Global Select Fund — Investor Class
Six Months ended 3/31/20[19] (unaudited)	$10.00	(0.03)	(0.98)	(1.01)	—	[4]	—	—	—
Global Select Fund — Institutional Class
Six Months ended 3/31/20[19] (unaudited)	$10.00	(0.01)	(0.98)	(0.99)	—	[4]	—	—	—
Global Value Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$7.74	0.08	(1.90)	(1.82)	—	[4]	(0.12)	(0.04)	(0.16)
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—	[4]	(0.19)	(1.13)	(1.32)
Year ended 9/30/18	$9.93	0.19	0.65 [18]	0.84	—	[4]	(0.19)	(1.29)	(1.48)
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[16]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Global Value Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$7.73	0.08	(1.89)	(1.81)	—	[4]	(0.13)	(0.04)	(0.17)
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—	[4]	(0.20)	(1.13)	(1.33)
Year ended 9/30/18	$9.92	0.20	0.66 [18]	0.86	—	[4]	(0.20)	(1.30)	(1.50)
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[16]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
International Growth Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$28.23	(0.06)	(3.25)	(3.31)	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.84	(—)[4]	4.04	4.04	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[16]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
International Growth Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$28.33	(0.04)	(3.27)	(3.31)	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.88	0.06	4.02	4.08	—	[4]	—	(0.93)	(0.93)
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/1614 16	$28.46	0.01	2.99	3.00	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$2.07	(24.45)	2.15	[5]	2.29	[5]	(1.56)	(1.69)	$30,197	18%
$2.74	9.16	2.20	[6]	2.30	[6]	0.78	0.69	$43,789	63%
$2.51	(8.73)	2.22	6 7	2.36	6 7	(0.39)	(0.53)	$57,406	42%
$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%

$2.09	(24.28)	1.95	[5]	2.12	[5]	(1.39)	(1.56)	$9,765	18%
$2.76	9.09	2.00	[6]	2.15	[6]	1.04	0.90	$16,456	63%
$2.53	(8.33)	2.02	[6] [8]	2.11	[6] [8]	(0.30)	(0.39)	$20,586	42%
$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

$2.61	(17.97)	1.53	[5]	1.53	[5]	(1.04)	(1.04)	$78,268	10%
$3.46	0.82	1.56	[5]	1.56	[5]	(0.95)	(0.95)	$103,710	24%
$4.09	20.75	1.55	6 8	1.55	6 8	(0.78)	(0.78)	$110,874	40%
$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%

$2.62	(18.15)	1.36	[5]	1.52	[5]	(0.86)	(1.02)	$18,667	10%
$3.48	1.09	1.35	[5]	1.57	[5]	(0.74)	(0.95)	$19,060	24%
$4.10	21.04	1.36	6 8	1.66	6 8	(0.57)	(0.86)	$15,879	40%
$3.76	16.92	1.36	[6]	1.93	[6]	(0.85)	(1.41)	$7,149	27%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

$8.99	(10.10)	1.35	[5]	3.86	[5]	(0.78)	(3.29)	$2,100	4%

$9.01	(9.90)	0.95	[5]	2.82	[5]	(0.40)	(2.27)	$7,530	4%

$5.76	(23.93)	1.10	[5]	1.23	[5]	1.97	1.84	$95,143	40%
$7.74	(0.40)	1.10	[5]	1.19	[5]	2.30	2.22	$146,704	49%
$9.29	9.56 [18]	1.11	5 8	1.19	5 8	2.17	2.08	$192,811	72%
$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%

$5.75	(23.91)	0.95	[5]	1.32	[5]	2.16	1.79	$5,610	40%
$7.73	(0.25)	0.97	[5]	1.23	[5]	2.44	2.19	$7,978	49%
$9.28	9.61 [18]	0.95	5 8	1.58	5 8	2.39	1.76	$9,615	72%
$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%

$24.14	(12.33)	1.46	[5]	1.46	[5]	(0.35)	(0.35)	$425,430	20%
$28.23	(9.76)	1.46	[5]	1.46	[5]	(0.25)	(0.25)	$543,990	40%
$36.95	12.13	1.45	5 8	1.45	5 8	0.01	0.01	$748,847	44%
$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%
$27.88	4.83	1.50	[5]	1.50	[8]	(0.32)	(0.32)	$1,316,095	46%

$24.24	(12.29)	1.35	[5]	1.35	[5]	(0.23)	(0.24)	$472,939	20%
$28.33	(9.67)	1.35	[5]	1.35	[5]	(0.13)	(0.13)	$595,341	40%
$37.03	12.24	1.35	5 8	1.36	5 8	0.16	0.16	$816,942	44%
$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income		Distributions from Net Realized Gains	Total Distributions
International Opportunities Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$3.54	(0.04)	(0.38)	(0.42)	—	[4]	—		(0.09)	(0.09)
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—	[4]	—		(0.08)	(0.08)
Year ended 9/30/18	$3.47	(0.05)	0.40	0.35	—	[4]	—		(0.24)	(0.24)
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—		—	—
Year ended 9/30/16[16]	$2.74	(0.01)	0.61	0.60	—	[4]	—		(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—		(0.30)	(0.30)
International Opportunities Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$3.58	(0.02)	(0.40)	(0.42)	—	[4]	—		(0.09)	(0.09)
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—	[4]	—		(0.08)	(0.08)
Year ended 9/30/18	$3.50	(0.03)	0.39	0.36	—	[4]	—		(0.24)	(0.24)
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—		—	—
Period ended 9/30/1614 16	$2.71	0.01	0.51	0.52	—	[4]	—		—	—
International Select Fund — Investor Class
Six Months ended 3/31/20[19] (unaudited)	$10.00	(0.03)	(0.50)	(0.53)	—	[4]	—		—	—
International Select Fund — Institutional Class
Six Months ended 3/31/20[19] (unaudited)	$10.00	(0.02)	(0.50)	(0.52)	0.04		—		—	—
Micro Cap Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$7.45	(0.04)	(0.81)	(0.85)	—	[4]	—		(0.87)	(0.87)
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—	[4]	—		(1.78)	(1.78)
Year ended 9/30/18	$8.23	(0.08)	2.88	2.80	—	[4]	—		(1.17)	(1.17)
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)		(0.59)	(0.60)
Year ended 9/30/16[16]	$7.21	(0.08)	1.15	1.07	—	[4]	—		(1.09)	(1.09)
Year ended 9/30/15	$7.36	(0.08)[10]	0.28	0.20	—	[4]	—	[4]	(0.35)	(0.35)
Micro Cap Fund — Institutional Class
Period ended 3/31/20[20] (unaudited)	$7.74	(0.01)	(2.00)	(2.01)	—	[4]	—		—	—
Micro Cap Value Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$3.21	(0.02)	(0.55)	(0.57)	—	[4]	—		(0.30)	(0.30)
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—	[4]	(0.02)		(0.37)	(0.39)
Year ended 9/30/18	$3.48	(0.03)	0.65	0.62	—	[4]	—		(0.27)	(0.27)
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	—	[4]	(0.05)	(0.05)
Year ended 9/30/16[16]	$2.87	(0.02)	0.34	0.32	—	[4]	—		(0.32)	(0.32)
Year ended 9/30/15	$3.02	(0.02)[11]	0.31	0.29	—	[4]	—		(0.44)	(0.44)
Micro Cap Value Fund — Institutional Class
Period ended 3/31/20[20] (unaudited)	$3.26	—	(0.92)	(0.92)	—	[4]	—		—	—
Small Cap Growth Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$40.23	(0.13)	(4.38)	(4.51)	—	[4]	—		(5.79)	(5.79)
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—	[4]	—		(12.46)	(12.46)
Year ended 9/30/18	$45.72	(0.54)	15.19	14.65	—	[4]	—		(5.07)	(5.07)
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—		(3.51)	(3.51)
Year ended 9/30/16[16]	$45.97	(0.47)	5.65	5.18	—	[4]	—		(7.63)	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—		(4.81)	(4.81)
Small Cap Growth Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$40.60	(0.09)	(4.45)	(4.54)	—	[4]	—		(5.79)	(5.79)
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—	[4]	—		(12.46)	(12.46)
Year ended 9/30/18	$45.89	(0.31)	15.10	14.79	—	[4]	—		(5.07)	(5.07)
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—		(3.51)	(3.51)
Period ended 9/30/1614 16	$37.58	(0.07)	6.07	6.00	—	[4]	—		—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$3.03	(12.34)	2.03	[5]	2.03	[5]	(1.21)	(1.21)	$98,087	16%
$3.54	1.61	2.09	[6]	2.09	[6]	(1.04)	(1.04)	$132,503	46%
$3.58	10.45	2.10	5 7	2.10	5 7	(1.07)	(1.07)	$240,489	36%
$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%

$3.07	(12.20)	1.93	[5]	1.93	[5]	(1.04)	(1.04)	$346,631	16%
$3.58	1.59	1.96	[6]	1.96	[6]	(0.81)	(0.81)	$376,578	46%
$3.62	10.66	1.96	5 7	1.97	5 7	(0.86)	(0.87)	$292,345	36%
$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$9.47	(5.30)	1.31	[5]	6.51	[5]	(0.75)	(5.95)	$1,675	21%

$9.52	(4.80)	0.92	[5]	6.75	[5]	(0.39)	(6.23)	$1,121	21%

$5.73	(14.01)	1.64	[5]	1.64	[5]	(1.45)	(1.45)	$435,739	38%
$7.45	(1.15)	1.66	[5]	1.66	[5]	(1.31)	(1.31)	$473,505	67%
$9.86	38.04	1.65	5 8	1.65	5 8	(1.27)	(1.27)	$496,128	54%
$8.23	25.10	1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%
$7.19	16.04	1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%
$7.21	2.45	1.90	[5]	1.90	[5]	(0.85)[10]	(0.85)[10]	$273,311	31%

$5.73	(25.97)	1.58	[5]	1.58	[5]	(1.33)	(1.33)	$14,562	38%

$2.34	(20.40)	1.73	[5]	1.73	[5]	(0.82)	(0.82)	$171,169	29%
$3.21	(4.50)	1.74	[5]	1.74	[5]	(0.90)	(0.90)	$249,523	66%
$3.83	18.84	1.74	5 8	1.74	5 8	(0.89)	(0.89)	$283,623	69%
$3.48	23.29	1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%
$2.87	12.04	1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%
$2.87	9.99	1.96	[6]	2.02	[6]	(0.55)[11]	(0.61)[11]	$154,169	53%

$2.34	(28.22)	1.60	[5]	1.62	[5]	0.23	0.21	$3,750	29%

$29.93	(14.48)	1.17	[5]	1.17	[5]	(0.84)	(0.84)	$805,265	24%
$40.23	1.67 [5]	1.17	[6]	1.17	[6]	(0.80)	(0.80)	$978,825	26%
$55.30	35.08	1.20	5 8	1.20	5 8	(0.84)	(0.84)	$1,170,809	36%
$45.72	14.29	1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%

$30.27	(14.42)	1.05	[5]	1.09	[5]	(0.72)	(0.76)	$723,762	24%
$40.60	1.80	1.06	[6]	1.09	[6]	(0.68)	(0.72)	$712,833	26%
$55.61	35.27	1.06	5 7	1.10	5 7	(0.70)	(0.74)	$714,184	36%
$45.89	14.54	1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97	1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Value Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$7.61	0.04	(2.47)	(2.43)	—	[4]	(0.04)	(0.05)	(0.09)
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.94	0.02	1.10	1.12	—	[4]	(0.01)	(0.52)	(0.53)
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—
Year ended 9/30/16[16]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [12]	0.12	0.17	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Six Months ended 3/31/20 (unaudited)	$7.67	0.04	(2.48)	(2.44)	—	[4]	(0.05)	(0.05)	(0.10)
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.98	0.04	1.10	1.14	—	[4]	(0.02)	(0.52)	(0.54)
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/16[16]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [12]	0.11	0.16	—	[4]	—	—	—
Ultra Growth Fund — Investor Class
Six Months ended 3/31/20 (unaudited)	$25.30	(0.08)	(1.14)	(1.22)	0.01		—	(0.56)	(0.56)
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01		—	(1.61)	(1.61)
Year ended 9/30/18	$21.81	— [4]	8.31	8.31	—	[4]	(0.10)	(2.34)	(2.44)
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	(2.00)
Year ended 9/30/16[16]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	(6.89)
Ultra Growth Fund — Institutional Class
Period ended 3/31/20[20] (unaudited)	$23.39	(0.01)	0.15	0.14	—	[4]	—	—	—
U.S. Treasury Fund
Six Months ended 3/31/20 (unaudited)	$19.26	0.17	3.57	3.74	0.01		(0.17)	—	(0.17)
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01		(0.34)	—	(0.34)
Year ended 9/30/18	$16.32	0.35	(1.07)	(0.72)	—	[4]	(0.34)	—	(0.34)
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	(1.67)
Year ended 9/30/16[16]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	(0.38)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$5.09	(32.38)	1.19	[5]	1.19	[5]	1.02	1.02	$305,551	27%
$7.61	(2.69)	1.20	[5]	1.20	[5]	0.51	0.51	$454,451	25%
$8.53	14.54	1.20	5 8	1.20	5 8	0.29	0.29	$347,298	46%
$7.94	20.20	1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%
$6.61	13.37	1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%
$5.86	2.99	1.21	[5]	1.21	[5]	0.82 [12]	0.82 [12]	$257,655	57%

$5.13	(32.28)	1.05	[5]	1.08	[5]	1.17	1.14	$284,006	27%
$7.67	(2.55)	1.05	[5]	1.09	[5]	0.70	0.66	$368,498	25%
$8.58	14.78	1.06	5 8	1.13	5 8	0.43	0.35	$91,857	46%
$7.98	20.28	1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%
$6.65	13.54	1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%
$5.88	2.97	1.15	[5]	1.20	[5]	0.92 [12]	0.87 [12]	$18,941	57%

$23.53	(5.11)	1.20	[5]	1.20	[5]	(0.88)	(0.88)	$730,449	27%
$25.30	(1.35)	1.24	[5]	1.24	[5]	(0.93)	(0.93)	$623,154	17%
$27.68	41.97	1.24	5 8	1.24	5 8	(1.00)	(1.00)	$297,562	44%
$21.81	22.13	1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%
$19.89	20.08	1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%
$18.06	4.02	1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%

$23.53	(19.94)	1.05	[5]	1.06	[5]	(0.75)	(0.76)	$24,567	27%

$22.84	19.58	0.66	[5]	0.66	[5]	1.66	1.66	$416,428	3%
$19.26	28.73	0.69	[5]	0.69	[5]	2.05	2.05	$379,644	29%
$15.26	(4.47)	0.70	5 8	0.70	5 8	2.13	2.13	$303,105	6%
$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%
$19.86	15.49	0.69	5 15	0.73	[5]	1.97 [15]	1.93	$489,011	59%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%

WASATCH FUNDS

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]

Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)	Net Investment Income (Loss) Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	(0.58)	(0.58)
Core Growth Fund — Institutional Class	(0.59)	(0.60)

[10]Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been (1.40)%.

[11]Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income (Loss) Before Waivers and Reimbursements.

[12]Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of Net Investment Income (Loss) to Average Net Assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements (%)	Net Investment Income (Loss) Before Waivers and Reimbursements (%)
Small Cap Value Fund — Investor Class	(0.00)[13]	(0.00)[13]
Small Cap Value Fund — Institutional Class	0.10	0.05

[13]Amount is less than 0.005%.

[14]Institutional class inception date was February 1, 2016.

[15]Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

[16]Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Related Party Transactions” “Custodian Out-of-Pocket Expense Reimbursement” in “Notes to Financial Statements”). Excluding this non-recurring reimbursement, the Ratio of Expenses to Average Net Assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
Global Value Fund — Investor Class	1.10	1.17
Global Value Fund — Institutional Class	0.96	1.72
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Micro Cap Fund — Investor Class	1.92	1.92
Micro Cap Value Fund — Investor Class	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Ultra Growth Fund — Investor Class	1.34	1.34
U.S. Treasury Fund	0.69	0.73
[17]Per share amounts do not correlate to amounts reported in the Statement of Operations due to timing of share activity.

MARCH 31, 2020 (UNAUDITED)

[18]Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.06 and $0.06 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $0.59 and $0.60 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been 8.74% and 8.91% for the Investor Class and Institutional Class, respectively.

[19]Fund inception date was October 1, 2019.

[20]Institutional Class inception date was January 31, 2020.

See Notes to Financial Statements.

WASATCH FUNDS

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 17 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each a diversified fund. The Global Select Fund and International Select Fund are each a non-diversified fund. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 16 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016, International Select Fund and Global Select Fund, which commenced operations on October 1, 2019 and Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund and Wasatch Ultra Growth Fund, which commenced operations on January 31, 2020. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Global Investors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities, International Select, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2020. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.
Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

For financial purposes the estimates of all REIT rates are based on prior year average rates made public by the REITs. To obtain these rates we utilize a service through Wall Street Concepts which gathers and disseminates the information. Prior to filing the tax returns the REIT rates are trued up for actual rates. The differences between the actual verses the trued-up rates are captured in the next fiscal year’s financial process.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

Other — Income, expenses, and realized and unrealized

MARCH 31, 2020 (UNAUDITED)

gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

WASATCH FUNDS

Notes to Financial Statements (continued)

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2020 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$510,309,442	$58,905,355	$7,890,439	$28,043,341	$10,671,341	$12,967,079
Sales	529,263,264	63,328,998	9,259,947	70,500,201	19,651,978	17,943,630

	Global Select Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	International Select Fund	Micro Cap Fund
Purchases	$11,179,411	$54,394,056	$228,421,198	$95,427,865	$3,649,369	$250,399,967
Sales	307,408	69,317,479	310,938,480	79,643,130	542,649	192,637,754

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund
Purchases	$67,718,907	$512,435,054	$282,957,954	$377,207,004
Sales	88,726,615	433,737,254	215,049,593	197,094,933

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $9,991,820 and $48,147,834, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2017. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of March 31, 2020, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Cost	$1,733,438,143	$209,292,209	$33,170,140	$229,043,511	$48,360,978	$86,401,608

Gross appreciation	$434,630,558	$36,386,132	$7,687,533	$96,413,116	$3,479,717	$25,707,656
Gross (depreciation)	(282,829,691)	(38,092,805)	(5,149,978)	(45,654,219)	(11,712,263)	(15,083,761)

Net appreciation (depreciation)	$151,800,867	$(1,706,673)	$2,537,555	$50,758,897	$(8,232,546)	$10,623,895

	Global Select Fund	Global Value Fund	International Growth Fund	International Opportunities Fund	International Select Fund	Micro Cap Fund
Cost	$10,877,746	$117,956,112	$776,757,017	$372,592,853	$3,118,125	$474,456,426

Gross appreciation	$273,715	$5,813,040	$214,166,523	$128,799,235	$160,729	$79,629,245
Gross (depreciation)	(1,645,754)	(23,357,880)	(91,980,219)	(54,741,882)	(479,925)	(104,112,140)

Net appreciation (depreciation)	$(1,372,039)	$(17,544,840)	$122,186,304	$74,057,353	$(319,196)	$(24,482,895)

MARCH 31, 2020 (UNAUDITED)

	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Cost	$175,660,018	$1,394,907,602	$764,415,334	$789,461,799	$311,840,149

Gross appreciation	$30,577,282	$318,400,839	$44,354,899	$95,969,856	$103,624,521
Gross (depreciation)	(31,448,671)	(182,050,451)	(221,459,373)	(131,556,865)	—

Net appreciation (depreciation)	$(871,389)	$136,350,388	$(177,104,474)	$(35,587,009)	$103,624,521

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies (PFICs), partnership adjustments and other temporary tax adjustments.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of this report.

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in two funds. The Global Value and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations. The reclassifications generally relate to the tax treatment of net operating losses, the netting of net operating losses to short-term gains, investments in REITs and partnerships, redemptions in-kind, distribution reclassifications, foreign capital gains taxes, Section 988 currency gains and losses, PFICs, paydown gains and losses, non-REIT return of capital dividends, and equalization. These reclassifications have no impact on the net asset values of the Funds.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital loss carryforwards as of September 30, 2019 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging India Fund	$1,258,163	$—
Emerging Markets Select Fund	4,595,927	—
Frontier Emerging Small Countries Fund	92,551,793	13,409,150
Global Value Fund*	24,236,995	139,146,556
U.S. Treasury Fund	11,484,403	8,231,585

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended September 30, 2019, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Frontier Emerging Small Countries Fund	$2,166,331
Global Value Fund	1,027,950

The Funds have elected to defer losses incurred from November 1, 2018 through September 30, 2019 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$9,295,073
Emerging India Fund	—	2,083,000
Emerging Markets Select Fund	—	82,935

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Emerging Markets Small Cap Fund	$—	$1,866,761
Frontier Emerging Small Countries Fund	—	1,682,001
Global Opportunities Fund	—	764,451
International Growth Fund	—	582,415
International Opportunities Fund	—	2,420,284
Micro Cap Fund	—	4,633,175
Micro Cap Value Fund	—	1,847,977
Small Cap Growth Fund	—	9,503,034
Ultra Growth Fund	—	3,004,715

EU Reclaims — As a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund and International Opportunities Fund filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU Reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU Reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU Reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2021. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2021). The Funds may only make repayments to the Advisor for the amounts reimbursed if such repayment does not cause the Funds’ expense ratio, after repayment is taken into account, to exceed both (i) the expense cap at the time such amounts were waived; and (ii) the Fund’s current expense cap. All amounts not recovered at the end of the period expire on January 31, 2021. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. Investment advisory fees and fees waived, if any, for the six months ended March 31, 2020 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2021	$131,713
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2021	—
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2021	44,255
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2021	13,710
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2021	43,758
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2021	17,893
Global Select Fund	0.85%	1.35%	0.95%	1/31/2021	66,690
Global Value Fund	0.90%	1.10%	0.95%	1/31/2021	99,201
International Growth Fund	1.25%	1.75%	1.35%	1/31/2021	640
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2021	—
International Select Fund	0.80%	1.30%	0.90%	1/31/2021	69,128
Micro Cap Fund	1.50%	1.95%	1.60%	1/31/2021	—
Micro Cap Value Fund	1.50%	1.95%	1.60%	1/31/2021	38
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2021	169,516
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2021	53,999
Ultra Growth Fund	1.00%	1.50%	1.05%	1/31/2021	88
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2021	—

MARCH 31, 2020 (UNAUDITED)

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the six months ended March 31, 2020, the Funds did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2020, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $125,000 per year for services rendered and a fee of $25,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $25,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $31,250 a year as Chairman and $7,813 for attendance in person or telephonically at a Board meeting; the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,750 per year as Chairman and $4,688 for attendance in person or telephonically at a Board meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds.

Payments by Advisor — On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267. On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

During 2018, the Advisor paid for a portion of the expenses in connection with the merger of the Long/Short and Global Value Funds.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company (HIMCo) with respect to the Wasatch-Hoisington U.S. Treasury Fund. HIMCo the Sub-Advisor for the Fund, reimbursed the Wasatch-Hoisington U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Pursuant to a sub-advisory agreement entered into between the Advisor and HIMCo (“HIMCo Sub-Advisory

Agreement”), and subject to the supervision of the Advisor, HIMCo directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of purchase and sale orders on behalf of the Fund. The HIMCo Sub-Advisory Agreement provides that the Advisor shall pay HIMCo a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of March 31, 2020 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which is intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

WASATCH FUNDS

Notes to Financial Statements (continued)

10% Shareholders — As of March 31, 2020, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	43.27%
Emerging India Fund	2	56.20%
Emerging Markets Select Fund	2	67.02%
Emerging Markets Small Cap Fund	2	56.76%
Frontier Emerging Small Countries Fund	3	58.32%
Global Opportunities Fund	3	60.86%
Global Select Fund	3	68.05%
Global Value Fund	2	72.53%
International Growth Fund	2	56.26%
International Opportunities Fund	2	41.98%
International Select Fund	3	84.25%
Micro Cap Fund	2	42.29%
Micro Cap Value Fund	3	57.64%
Small Cap Growth Fund	2	49.43%
Small Cap Value Fund	3	55.95%
Ultra Growth Fund	2	57.10%
U.S. Treasury Fund	3	50.28%

Affiliated Interests — As of March 31, 2020, the Advisor and its affiliates, and the retirement plans of the Advisor and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	25	1.31%
Emerging India Fund	36	8.08%
Emerging Markets Select Fund	24	27.62%
Emerging Markets Small Cap Fund	17	3.87%
Frontier Emerging Small Countries Fund	14	2.34%
Global Opportunities Fund	19	8.71%
Global Select Fund	20	84.10%
Global Value Fund	7	2.04%
International Growth Fund	18	1.25%
International Opportunities Fund	20	1.06%
International Select Fund	10	62.77%
Micro Cap Fund	20	0.88%
Micro Cap Value Fund	18	4.23%
Small Cap Growth Fund	19	1.19%
Small Cap Value Fund	16	1.73%
Ultra Growth Fund	16	0.62%
U.S. Treasury Fund	14	3.80%

*	Multiple accounts with the same beneficial owner are treated as one account.

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the six months ended March 31, 2020 with an “affiliated company” as so defined:

	Value, Beginning of Year	Purchases at Cost 9/30/2019	Proceeds from Sales	Value, End of Period 3/30/2020	Dividends Credited to Income for the period ended 3/31/2020	Gain (Loss) Realized on Sale of Shares for the period ended 3/31/2020	Change in Unrealized Appreciation (Depreciation) for the period ended 3/31/2020
Micro Cap Fund
IM Cannabis Corp.	$3,007,813	$1,538,268	$—	$1,713,179	$—	$—	$(2,832,902)
Lonestar Resources US, Inc., Class A	5,180,047	462,685	—	867,756	—	—	(4,774,976)
Transcat, Inc.	10,031,463	3,130,713	(1,362,879)	11,951,633	—	84,910	67,426

	$18,219,323	$5,131,666	$(1,362,879)	$14,532,568	$—	$84,910	$(7,540,452)

MARCH 31, 2020 (UNAUDITED)

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2020, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Emerging India Fund
SBI Cards & Payment Services Ltd.	Common Stock	2/28/20 - 3/31/20	$4,129,484	$3,227,300	1.60%

Micro Cap Fund
Selecta Biosciences, Inc., expiring 12/23/2024	Warrants	12/19/19	$64,058	$640,581	0.14%

Micro Cap Value Fund
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/16	$30,001	$20,211	0.01%
Vertex Energy, Inc., Pfd., 6.00% PIK Series B	Convertible Preferred Stock	6/22/15 - 10/7/19	1,903,434	1,998,434	1.14%
Vertex Energy, Inc., expiring 12/24/2020	Warrants	6/22/15	95,000	—	—%

			$2,028,435	$2,018,645	1.15%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	$8,000,002	$8,359,575	0.55%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,778,530	813,460	0.05%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	514,561	542,714	0.04%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	325,424	0.02%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	188,977	0.01%

			$12,478,032	$10,230,150	0.67%

Ultra Growth Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	$1,602,778	$732,108	0.10%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	515,573	542,714	0.07%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	81,356	0.01%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	47,245	0.01%
Selecta Biosciences, Inc., expiring 12/23/2024	Warrants	12/19/19	79,620	796,200	0.11%

			$2,744,207	$2,199,623	0.29%

10. LINE OF CREDIT

Effective May 17, 2019, the Trust and each Fund (except the Wasatch Global Select Fund and the Wasatch International Select Fund) renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the overnight federal-funds rate in effect on the date of borrowing, plus a margin, or (b) the daily 1-Month London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund. Effective October 22, 2019, the Wasatch Global Select Fund and the Wasatch International Select Fund became parties to the renewed and amended agreements.

WASATCH FUNDS

Notes to Financial Statements (continued)

For the six months ended March 31, 2020, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 3/31/2020
Core Growth Fund	$8,309,767	13	$7,831	2.61%	$—
Emerging India Fund	3,945,830	60	16,071	2.44%	8,179,937
Emerging Markets Select Fund	916,529	31	2,450	3.10%	—
Emerging Markets Small Cap Fund	2,080,958	82	13,385	2.82%	—
Frontier Emerging Small Countries Fund	307,030	20	476	2.79%	—
Global Opportunities Fund	771,196	28	1,565	2.61%	—
Global Select Fund	151,710	2	25	2.92%	—
Global Value Fund	53,076	1	3	2.21%	—
International Growth Fund	5,594,906	8	2,764	2.22%	—
International Select Fund	92,454	8	59	2.87%	—
Micro Cap Fund	156,345	1	9	2.17%	—

11. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel have existed among qualified custodial Indian banks. A fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the fund to invest may be impaired and the fund’s ability to buy or sell Indian securities may be impaired if the fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or,

MARCH 31, 2020 (UNAUDITED)

if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, the Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) —  Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after

WASATCH FUNDS

Notes to Financial Statements (continued)

pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

MARCH 31, 2020 (UNAUDITED)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2020
Core Growth Fund
Assets
Common Stocks
	Diversified Banks	$—	$16,017,559	$—	$16,017,559
	Other	1,852,888,943	—	—	1,852,888,943
Short-Term Investments		—	16,332,508	—	16,332,508

		$1,852,888,943	$32,350,067	$—	$1,885,239,010

Emerging India Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$6,425,733	$—	$6,425,733
	Auto Parts & Equipment	—	2,703,503	—	2,703,503
	Brewers	—	5,447,869	—	5,447,869
	Commodity Chemicals	2,525,664	10,045,473	—	12,571,137
	Consumer Finance	—	15,452,700	—	15,452,700
	Department Stores	—	5,157,155	—	5,157,155
	Diversified Banks	—	20,720,510	—	20,720,510
	Diversified Chemicals	—	11,811,636	—	11,811,636
	Financial Exchanges & Data	—	5,404,432	—	5,404,432
	Health Care Services	—	12,325,421	—	12,325,421
	Industrial Conglomerates	—	5,953,973	—	5,953,973
	Industrial Machinery	—	4,206,075	—	4,206,075
	Interactive Media & Services	—	8,529,606	—	8,529,606
	IT Consulting & Other Services	9,537,853	6,743,214	—	16,281,067
	Life & Health Insurance	—	4,812,687	—	4,812,687
	Life Sciences Tools & Services	—	13,016,084	—	13,016,084
	Packaged Foods & Meats	—	10,041,346	—	10,041,346
	Personal Products	—	2,959,115	—	2,959,115
	Pharmaceuticals	—	1,358,229	—	1,358,229
	Property & Casualty Insurance	—	11,800,329	—	11,800,329
	Regional Banks	—	9,739,513	—	9,739,513
	Specialty Chemicals	—	5,124,508	—	5,124,508
	Thrifts & Mortgage Finance	—	11,256,898	—	11,256,898
	Other	4,486,010	—	—	4,486,010

		$16,549,527	$191,036,009	$—	$207,585,536

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2020
Emerging Markets Select Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$635,227	$—	$635,227
	Biotechnology	—	630,788	—	630,788
	Consumer Finance	—	1,635,227	—	1,635,227
	Diversified Banks	593,976	2,327,077	—	2,921,053
	Diversified Chemicals	—	679,144	—	679,144
	Electrical Components & Equipment	902,554	1,541,716	—	2,444,270
	Health Care Equipment	—	1,159,472	—	1,159,472
	Industrial Machinery	—	882,636	—	882,636
	Interactive Media & Services	—	1,207,269	—	1,207,269
	IT Consulting & Other Services	—	1,014,422	—	1,014,422
	Life & Health Insurance	—	881,495	—	881,495
	Life Sciences Tools & Services	—	887,295	—	887,295
	Packaged Foods & Meats	—	2,153,262	—	2,153,262
	Personal Products	—	730,958	—	730,958
	Pharmaceuticals	—	766,329	—	766,329
	Property & Casualty Insurance	55,260	1,310,468	—	1,365,728
	Regional Banks	—	335,039	—	335,039
	Semiconductors	—	3,696,971	—	3,696,971
	Specialized Finance	—	352,396	—	352,396
	Specialty Chemicals	—	1,176,745	—	1,176,745
	Thrifts & Mortgage Finance	—	325,256	—	325,256
	Other	9,120,670	—	—	9,120,670
Preferred Stocks		706,043	—	—	706,043

		$11,378,503	$24,329,192	$—	$35,707,695

Emerging Markets Small Cap Fund
Assets
Common Stocks
	Biotechnology	$—	$4,426,809	$—	$4,426,809
	Commodity Chemicals	—	12,029,388	—	12,029,388
	Consumer Finance	3,658,188	13,122,379	—	16,780,567
	Department Stores	—	3,312,728	—	3,312,728
	Distillers & Vintners	—	3,664,302	—	3,664,302
	Diversified Banks	4,717,682	2,905,439	—	7,623,121
	Diversified Chemicals	—	5,780,875	—	5,780,875
	Drug Retail	10,959,249	6,942,230	—	17,901,479
	Electrical Components & Equipment	—	15,843,506	—	15,843,506
	Electronic Equipment & Instruments	—	4,470,221	—	4,470,221
	Health Care Equipment	—	7,232,062	—	7,232,062
	Health Care Services	—	9,223,042	—	9,223,042
	Highways & Railtracks	—	2,746,002	—	2,746,002
	Home Improvement Retail	—	3,314,948	—	3,314,948
	Industrial Conglomerates	—	5,553,369	—	5,553,369
	Industrial Machinery	—	3,916,097	—	3,916,097
	Insurance Brokers	—	3,633,836	—	3,633,836
	Interactive Media & Services	—	6,835,095	—	6,835,095
	IT Consulting & Other Services	4,795,967	5,789,535	—	10,585,502
	Life & Health Insurance	—	834,023	—	834,023
	Packaged Foods & Meats	—	12,865,659	—	12,865,659
	Pharmaceuticals	—	—	16,790	16,790
	Property & Casualty Insurance	4,206,735	9,180,861	—	13,387,596
	Regional Banks	2,057,936	9,694,585	—	11,752,521
	Semiconductors	—	37,620,927	—	37,620,927
	Systems Software	—	5,823,707	—	5,823,707
	Thrifts & Mortgage Finance	—	3,156,990	—	3,156,990
	Other	42,384,290	—	—	42,384,290
Preferred Stocks		—	5,579,388	—	5,579,388
Short-Term Investments		—	1,507,568	—	1,507,568

		$72,780,047	$207,005,571	$16,790	$279,802,408

MARCH 31, 2020 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2020
Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Asset Management & Custody Banks	$—	$888,559	$—	$888,559
	Brewers	—	413,628	—	413,628
	Consumer Finance	1,053,053	1,684,108	—	2,737,161
	Data Processing & Outsourced Services	—	645,116	—	645,116
	Diversified Banks	1,814,602	3,874,993	—	5,689,595
	Drug Retail	2,240,422	1,112,909	—	3,353,331
	Food Retail	—	2,990,080	—	2,990,080
	Health Care Distributors	—	691,659	—	691,659
	Insurance Brokers	—	1,187,959	—	1,187,959
	Internet & Direct Marketing Retail	2,618,789	2,341,972	—	4,960,761
	Life & Health Insurance	—	517,183	—	517,183
	Regional Banks	—	1,634,769	—	1,634,769
	Technology Distributors	—	1,488,412	—	1,488,412
	Wireless Telecommunication Services	—	1,962,610	—	1,962,610
	Other	8,967,370	—	—	8,967,370
Preferred Stocks		1,378,274	—	—	1,378,274
Short-Term Investments		—	621,965	—	621,965

		$18,072,510	$22,055,922	$—	$40,128,432

Global Opportunities Fund
Assets
Common Stocks
	Application Software	$—	$2,504,353	$—	$2,504,353
	Biotechnology	1,081,289	1,459,353	—	2,540,642
	Consumer Finance	512,394	1,998,469	—	2,510,863
	Data Processing & Outsourced Services	2,010,820	798,973	—	2,809,793
	Diversified Chemicals	—	1,315,263	—	1,315,263
	Diversified Real Estate Activities	—	977,619	—	977,619
	Drug Retail	—	1,458,375	—	1,458,375
	Electrical Components & Equipment	—	1,980,113	—	1,980,113
	Health Care Equipment	770,737	1,942,299	—	2,713,036
	Health Care Services	—	1,092,810	—	1,092,810
	Health Care Supplies	—	1,130,255	—	1,130,255
	Human Resource & Employment Services	—	1,396,396	—	1,396,396
	Industrial Conglomerates	—	1,058,095	—	1,058,095
	Industrial Machinery	5,694,809	1,347,607	—	7,042,416
	Interactive Media & Services	—	576,172	—	576,172
	Internet & Direct Marketing Retail	2,832,115	932,575	—	3,764,690
	Life & Health Insurance	—	645,829	—	645,829
	Other Diversified Financial Services	—	591,601	—	591,601
	Packaged Foods & Meats	1,711,716	2,473,715	—	4,185,431
	Property & Casualty Insurance	—	1,579,096	—	1,579,096
	Regional Banks	1,633,681	2,615,390	—	4,249,071
	Research & Consulting Services	—	1,653,492	—	1,653,492
	Restaurants	—	1,119,959	—	1,119,959
	Semiconductors	2,562,808	5,246,831	—	7,809,639
	Soft Drinks	—	993,211	—	993,211
	Technology Distributors	—	708,432	—	708,432
	Thrifts & Mortgage Finance	—	962,805	—	962,805
	Trading Companies & Distributors	—	2,719,896	—	2,719,896
	Other	33,789,858	—	—	33,789,858
Short-Term Investments		—	1,146,292	—	1,146,292

		$52,600,227	$44,425,276	$—	$97,025,503

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2020
Global Select Fund
Assets
Common Stocks
	Application Software	$864,845	$423,916	$—	$1,288,761
	Building Products	—	411,607	—	411,607
	Consumer Finance	—	304,135	—	304,135
	Data Processing & Outsourced Services	830,657	307,124	—	1,137,781
	Drug Retail	—	435,097	—	435,097
	Health Care Equipment	—	666,681	—	666,681
	Health Care Supplies	—	754,457	—	754,457
	Industrial Machinery	—	203,331	—	203,331
	Packaged Foods & Meats	—	293,004	—	293,004
	Specialty Chemicals	—	250,600	—	250,600
	Other	3,760,253	—	—	3,760,253

		$5,455,755	$4,049,952	$—	$9,505,707

Global Value Fund
Assets
Common Stocks
	Airlines	$—	$918,872	$—	$918,872
	Construction & Engineering	—	582,741	—	582,741
	Diversified Banks	6,295,274	2,373,567	—	8,668,841
	Diversified Metals & Mining	—	1,777,848	—	1,777,848
	Electronic Manufacturing Services	—	1,611,586	—	1,611,586
	Food Retail	—	6,098,073	—	6,098,073
	Industrial Conglomerates	—	1,732,447	—	1,732,447
	Integrated Oil & Gas	3,351,524	3,690,850	—	7,042,374
	Multi-Line Insurance	—	2,709,110	—	2,709,110
	Pharmaceuticals	8,736,540	2,969,956	—	11,706,496
	Reinsurance	—	4,121,939	—	4,121,939
	Technology Hardware, Storage & Peripherals	—	4,082,556	—	4,082,556
	Tobacco	—	3,061,362	—	3,061,362
	Wireless Telecommunication Services	—	5,995,424	—	5,995,424
	Other	38,582,120	—	—	38,582,120
Short-Term Investments		—	1,719,483	—	1,719,483

		$56,965,458	$43,445,814	$—	$100,411,272

MARCH 31, 2020 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2020
International Growth Fund
Assets
Common Stocks
	Application Software	$32,612,510	$66,364,354	$—	$98,976,864
	Asset Management & Custody Banks	—	22,014,423	—	22,014,423
	Biotechnology	—	11,657,136	—	11,657,136
	Brewers	—	8,950,850	—	8,950,850
	Commodity Chemicals	—	8,169,809	—	8,169,809
	Construction Machinery & Heavy Trucks	—	7,693,357	—	7,693,357
	Data Processing & Outsourced Services	—	11,669,215	—	11,669,215
	Department Stores	—	1,919,759	—	1,919,759
	Diversified Real Estate Activities	—	18,684,934	—	18,684,934
	Diversified Support Services	—	25,796,314	—	25,796,314
	Drug Retail	5,933,295	61,558,768	—	67,492,063
	Electrical Components & Equipment	—	14,250,925	—	14,250,925
	Electronic Equipment & Instruments	—	19,329,309	—	19,329,309
	Financial Exchanges & Data	—	9,277,992	—	9,277,992
	General Merchandise Stores	—	11,922,825	—	11,922,825
	Health Care Equipment	—	50,844,565	—	50,844,565
	Health Care Supplies	—	24,389,367	—	24,389,367
	Health Care Technology	—	1,667,531	—	1,667,531
	Highways & Railtracks	—	1,462,947	—	1,462,947
	Home Improvement Retail	—	247,774	—	247,774
	Household Appliances	—	12,512,330	—	12,512,330
	Human Resource & Employment Services	8,683,370	26,351,378	—	35,034,748
	Industrial Machinery	—	21,648,558	—	21,648,558
	Interactive Media & Services	—	30,745,398	—	30,745,398
	Internet & Direct Marketing Retail	—	18,799,699	1,989,141	20,788,840
	Investment Banking & Brokerage	—	10,120,410	—	10,120,410
	IT Consulting & Other Services	7,225,029	27,715,417	—	34,940,446
	Life Sciences Tools & Services	—	13,979,374	—	13,979,374
	Movies & Entertainment	—	13,139,928	—	13,139,928
	Other Diversified Financial Services	—	13,349,968	—	13,349,968
	Packaged Foods & Meats	—	29,204,693	—	29,204,693
	Pharmaceuticals	—	6,015,290	—	6,015,290
	Property & Casualty Insurance	—	12,234,667	—	12,234,667
	Regional Banks	12,015,910	10,171,205	—	22,187,115
	Research & Consulting Services	—	21,274,236	—	21,274,236
	Restaurants	—	11,982,543	—	11,982,543
	Semiconductor Equipment	—	9,111,094	—	9,111,094
	Semiconductors	—	34,685,133	—	34,685,133
	Soft Drinks	—	11,490,957	—	11,490,957
	Specialty Chemicals	—	13,363,715	—	13,363,715
	Systems Software	—	6,948,801	—	6,948,801
	Technology Distributors	—	11,570,987	—	11,570,987
	Textiles	—	10,630,501	—	10,630,501
	Trading Companies & Distributors	—	51,046,744	—	51,046,744
	Other	9,262,226	—	—	9,262,226
Short-Term Investments		—	15,256,660	—	15,256,660

		$75,732,340	$821,221,840	$1,989,141	$898,943,321

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2020
International Opportunities Fund
Assets
Common Stocks
	Advertising	$7,465,540	$5,662,122	$—	$13,127,662
	Aerospace & Defense	—	9,514,580	—	9,514,580
	Alternative Carriers	—	6,263,617	—	6,263,617
	Application Software	10,931,123	62,200,365	—	73,131,488
	Auto Parts & Equipment	—	1,813,627	—	1,813,627
	Brewers	—	6,543,243	—	6,543,243
	Building Products	—	959,927	—	959,927
	Commercial Printing	—	2,745,597	—	2,745,597
	Commodity Chemicals	4,609,376	8,572,187	—	13,181,563
	Consumer Finance	1,752,286	5,777,497	—	7,529,783
	Department Stores	—	5,620,307	—	5,620,307
	Diversified Support Services	—	23,503,007	—	23,503,007
	Drug Retail	—	8,802,776	—	8,802,776
	Education Services	—	1,575,410	—	1,575,410
	Electrical Components & Equipment	—	8,629,744	—	8,629,744
	Electronic Components	—	2,507,635	—	2,507,635
	Electronic Equipment & Instruments	—	9,500,318	—	9,500,318
	Food Retail	—	17,400,165	—	17,400,165
	Health Care Equipment	3,093,678	25,174,995	—	28,268,673
	Health Care Services	—	14,847,480	—	14,847,480
	Health Care Supplies	—	7,366,614	—	7,366,614
	Health Care Technology	6,550,249	11,446,073	—	17,996,322
	Home Improvement Retail	—	5,902,091	—	5,902,091
	Human Resource & Employment Services	—	7,644,557	—	7,644,557
	Insurance Brokers	—	4,572,201	—	4,572,201
	Interactive Media & Services	—	8,252,091	—	8,252,091
	Internet & Direct Marketing Retail	—	3,572,913	1,275,383	4,848,296
	Internet Services & Infrastructure	—	5,193,295	—	5,193,295
	Investment Banking & Brokerage	—	2,417,129	—	2,417,129
	IT Consulting & Other Services	—	11,687,696	—	11,687,696
	Life Sciences Tools & Services	—	4,159,242	—	4,159,242
	Other Diversified Financial Services	—	7,591,737	—	7,591,737
	Packaged Foods & Meats	—	9,380,121	—	9,380,121
	Personal Products	—	4,220,073	—	4,220,073
	Publishing	—	4,734,705	—	4,734,705
	Research & Consulting Services	—	13,635,376	—	13,635,376
	Restaurants	—	1,894,557	7,826	1,902,383
	Semiconductor Equipment	—	4,554,193	—	4,554,193
	Semiconductors	—	16,174,962	—	16,174,962
	Specialized Finance	—	5,992,234	—	5,992,234
	Technology Hardware, Storage & Peripherals	—	2,129,954	—	2,129,954
	Thrifts & Mortgage Finance	4,478,401	6,425,874	—	10,904,275
	Other	15,462,735	—	—	15,462,735
Short-Term Investments		—	14,461,322	—	14,461,322

		$54,343,388	$391,023,609	$1,283,209	$446,650,206

MARCH 31, 2020 (UNAUDITED)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2020
International Select Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$96,618	$—	$96,618
	Application Software	—	285,564	—	285,564
	Asset Management & Custody Banks	—	84,898	—	84,898
	Building Products	—	133,108	—	133,108
	Data Processing & Outsourced Services	—	174,565	—	174,565
	Drug Retail	—	158,217	—	158,217
	Electronic Equipment & Instruments	—	123,889	—	123,889
	Health Care Equipment	—	390,809	—	390,809
	Health Care Supplies	—	271,204	—	271,204
	Health Care Technology	—	91,441	—	91,441
	Industrial Machinery	—	151,386	—	151,386
	Interactive Media & Services	—	49,889	—	49,889
	Internet & Direct Marketing Retail	—	65,477	—	65,477
	IT Consulting & Other Services	—	65,145	—	65,145
	Leisure Products	—	57,045	—	57,045
	Life Sciences Tools & Services	92,753	124,921	—	217,674
	Packaged Foods & Meats	—	78,244	—	78,244
	Research & Consulting Services	—	92,720	—	92,720
	Soft Drinks	—	51,987	—	51,987
	Specialty Chemicals	—	112,239	—	112,239
	Other	46,810	—	—	46,810

		$139,563	$2,659,366	$—	$2,798,929

Micro Cap Fund
Assets
Common Stocks		$446,009,447	$—	$—	$446,009,447
Warrants		—	—	640,581	640,581
Short-Term Investments		—	3,323,503	—	3,323,503

		$446,009,447	$3,323,503	$640,581	$449,973,531

Micro Cap Value Fund
Assets
Common Stocks
	Alternative Carriers	$4,152,197	$1,996,344	$—	$6,148,541
	Application Software	11,221,190	7,925,342	—	19,146,532
	Asset Management & Custody Banks	2,212,400	1,888,837	—	4,101,237
	Diversified Banks	—	1,226,976	—	1,226,976
	Diversified Support Services	—	2,061,525	—	2,061,525
	Education Services	—	1,274,681	—	1,274,681
	Health Care Distributors	2,996,670	2,103,590	—	5,100,260
	Health Care Technology	4,885,140	2,601,486	—	7,486,626
	Industrial Machinery	6,958,860	2,338,446	—	9,297,306
	Investment Banking & Brokerage	—	2,548,634	—	2,548,634
	IT Consulting & Other Services	6,052,853	1,672,549	—	7,725,402
	Personal Products	983,625	1,754,389	—	2,738,014
	Research & Consulting Services	2,256,611	2,942,057	—	5,198,668
	Systems Software	—	936,055	—	936,055
	Technology Hardware, Storage & Peripherals	885,600	1,810,504	—	2,696,104
	Thrifts & Mortgage Finance	1,124,060	2,539,042	—	3,663,102
	Other	85,621,806	—	—	85,621,806
Convertible Preferred Stocks		—	—	1,998,434	1,998,434
Limited Liability Company Membership Interest		—	—	20,211	20,211
Warrants		—	—	—	—
Short-Term Investments		—	5,798,515	—	5,798,515

		$129,351,012	$43,418,972	$2,018,645	$174,788,629

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2020
Small Cap Growth Fund
Assets
Common Stocks		$1,501,970,778	$—	$—	$1,501,970,778
Preferred Stocks		—	—	8,873,976	8,873,976
Limited Partnership Interest		—	—	1,356,174	1,356,174
Short-Term Investments		—	19,057,062	—	19,057,062

		$1,501,970,778	$19,057,062	$10,230,150	$1,531,257,990

Small Cap Value Fund
Assets
Common Stocks
	Diversified Banks	$—	$3,591,264	$—	$3,591,264
	Other	581,164,799	—	—	581,164,799
Short-Term Investments		—	2,554,797	—	2,554,797

		$581,164,799	$6,146,061	$—	$587,310,860

Ultra Growth Fund
Assets
Common Stocks
	Diversified Banks	$—	$4,241,877	$—	$4,241,877
	Other	723,342,325	—	—	723,342,325
Limited Partnership Interest		—	—	1,274,822	1,274,822
Preferred Stocks		—	—	128,601	128,601
Warrants		—	—	796,200	796,200
Short-Term Investments		—	24,090,965	—	24,090,965

		$723,342,325	$28,332,842	$2,199,623	$753,874,790

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$408,446,146	$—	$408,446,146
Short-Term Investments		—	7,018,524	—	7,018,524

		$—	$415,464,670	$—	$415,464,670

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the six months ended March 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

There was a transfer of $3,007,812 in the Micro Cap Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for IM Cannabis Corp., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There were transfers of $14,841,216 in the Micro Cap Fund and $16,980,008 in the Small Cap Growth Fund and $3,820,500 in the Ultra Growth Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for Medallia, Inc., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

MARCH 31, 2020 (UNAUDITED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the six months ended March 31, 2020:

Fund	Market Value Beginning Balance 9/30/2019	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2020	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2020
Emerging Markets Small Cap Fund
Common Stocks	$16,608	$—	$—	$—	$—	$182	$—	$—	$16,790	$182

	$16,608	$—	$—	$—	$—	$182	$—	$—	$16,790	$182

International Growth Fund
Common Stocks	$—	$—	$—	$—	$—	$—	$1,989,141	$—	$1,989,141	$—

	$—	$—	$—	$—	$—	$—	$1,989,141	$—	$1,989,141	$—

International Opportunities Fund
Common Stocks	$7,747	$—	$—	$—	$—	$79	$1,275,383	$—	$1,283,209	$79

	$7,747	$—	$—	$—	$—	$79	$1,275,383	$—	$1,283,209	$79

Micro Cap Fund
Common Stocks	$17,849,029	$—	$—	$—	$—	$—	$—	$17,849,029	$—	$—
Warrants	—	64,058	—	—	—	576,523	—	—	64,0581	576,523

	$17,849,029	$64,058	$—	$—	$—	$576,523	$—	$17,849,029	$64,0581	$576,523

Micro Cap Value Fund
Common Stocks	$20,211	$—	$—	$—	$—	$—	$—	$—	$20,211	$—
Preferred Stocks	1,956,197	29,534	—	—	—	12,703	—	—	1,998,434	12,703
Warrants	28,900	—	79,198	—	(195,484)	245,782	—	—	—	(2,500)
Rights	391,628	—	—	—	—	(391,628)	—	—	—	—

	$2,396,936	$29,534	$79,198	$—	$(195,484)	$(133,143)	$—	$—	$2,018,645	$10,203

Small Cap Growth Fund
Common Stocks	$16,980,008	$—	$—	$—	$—	$—	$—	$16,980,008	$—	$—
Preferred Stocks	11,141,900	—	—	—	—	(2,267,924)	—	—	8,873,976	(2,267,924)
Limited Partnership Interest	2,552,478	—	—	—	—	(1,196,304)	—	—	1,356,174	(1,196,304)
Seller’s Note	1,728,000	—	1,728,000	363,859	—	(363,859)	—	—	—	—

	$32,402,386	$—	$1,728,000	$363,859	$—	$(3,828,087)	$—	$16,980,008	$10,230,150	$(3,464,228)

Ultra Growth Fund
Common Stocks	$3,820,500	$—	$—	$—	$—	$—	$—	$3,820,500	$—	$—
Preferred Stocks	377,919	—	—	—	—	(249,318)	—	—	128,601	(249,318)
Limited Partnership Interest	2,391,055	—	—	—	—	(1,116,233)	—	—	1,274,822	(1,116,233)
Warrants	—	79,620	—	—	—	716,580	—	—	796,200	716,580
Seller’s Note	132,000	—	132,000	28,207	—	(28,207)	—	—	—	—

	$6,721,474	$79,620	$132,000	$28,207	$—	$(677,178)	$—	$3,820,500	$2,199,623	$(648,971)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 3/31/2020	Valuation Technique	Unobservable Input	Range (Average)
International Growth Fund	Common Stock: Internet & Direct Marketing Retail	$1,989,141	Discount to last trade	Discount to last trade	50%
International Opportunities Fund	Common Stock: Internet & Direct Marketing Retail	$1,275,383	Discount to last trade	Discount to last trade	50%
Micro Cap Fund	Warrants: Biotechnology	$640,581	Black Scholes	Black Scholes	100%
Micro Cap Value Fund	Convertible Preferred Stocks: Oil & Gas Refining & Marketing	$1,998,434	Bond model with call option	Bond model with call option	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$514,401	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.7 - 22.3 (6.4) 20%

WASATCH FUNDS	MARCH 31, 2020 (UNAUDITED)

Notes to Financial Statements (continued)

Fund	Description	Fair Value at 3/31/2020	Valuation Technique	Unobservable Input	Range (Average)
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$8,359,575	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.3 - 19.1 (8.1) 20%
Small Cap Growth Fund	Limited Partnership Interest: Asset Management & Custody Banks	$1,356,174	Discount to NAV	Discount to NAV	10%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$128,601	Market comparable companies	EV/R* multiple Discount for lack of marketability	0.7 - 22.3 (6.4) 20%
Ultra Growth Fund	Warrants: Biotechnology	$796,200	Black Scholes	Black Scholes	100%
Ultra Growth Fund	Limited Partnership Interest: Asset Management & Custody Banks	$1,274,822	Discount to NAV	Discount to NAV	10%

*	Enterprise-Value-To-Revenue Multiple (“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

Other information is available in the Funds’ most recent Prospectus and Report to Shareholders. This information is available on the Funds’ website at wasatchglobal.com and on the Securities and Exchange Commission’s website at www.sec.gov.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (“FASB”) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of March 31, 2020:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	State Street Bank and Trust Co.	$16,332,508	$—	$(16,332,508)	$—
Emerging India Fund	State Street Bank and Trust Co.	—	—	—	—
Emerging Markets Select Fund	State Street Bank and Trust Co.	—	—	—	—
Emerging Markets Small Cap Fund	State Street Bank and Trust Co.	1,507,568	—	(1,507,568)	—
Frontier Emerging Small Countries Fund	State Street Bank and Trust Co.	621,965	—	(621,965)	—
Global Opportunities Fund	State Street Bank and Trust Co.	1,146,292	—	(1,146,292)	—
Global Select Fund	State Street Bank and Trust Co.	—	—	—	—
Global Value Fund	State Street Bank and Trust Co.	1,719,483	—	(1,719,483)	—
International Growth Fund	State Street Bank and Trust Co.	15,256,660	—	(15,256,660)	—
International Opportunities Fund	State Street Bank and Trust Co.	14,461,322	—	(14,461,322)	—
International Select Fund	State Street Bank and Trust Co.	—	—	—	—
Micro Cap Fund	State Street Bank and Trust Co.	3,323,503	—	(3,323,503)	—
Micro Cap Value Fund	State Street Bank and Trust Co.	5,798,515	—	(5,798,515)	—
Small Cap Growth Fund	State Street Bank and Trust Co.	19,057,062	—	(19,057,062)	—
Small Cap Value Fund	State Street Bank and Trust Co.	2,554,797	—	(2,554,797)	—
Ultra Growth Fund	State Street Bank and Trust Co.	24,090,965	—	(24,090,965)	—
Wasatch-Hoisington U.S. Treasury Fund	State Street Bank and Trust Co.	7,018,524	—	(7,018,524)	—

[1]

Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

14. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS	MARCH 31, 2020 (UNAUDITED)

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees. Each of the Independent Trustees except Mr. Robinson were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at wasatchglobal.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 72	Trustee and Chair of the Board	Indefinite Served as Trustee since 2010	Rancher since 2004. Chairman of UMB Fund Services, Inc. from 2001 to 2005.	17	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 75	Trustee and former Chair of the Board	Indefinite Served as Chair of the Board from 2004 to 2019 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	17	Director and Board Chairman of Agricon Global Corp. (formerly known as Bayhill Capital Corp. (telephone communications) from December 2007 to February 2014. Trustee, Northern Lights Fund Trust III (38 portfolios) since 2012.

Heikki Rinne, MBA, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 68	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) from 2002 to 2016. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting) from January 2017 to present.	17	Director, Halton Group Ltd 2016-2019.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 66	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	17	Director, Youth Sports Alliance since 2015,. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005 to September 2017.

Mark Robinson[3] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 61	Trustee	Indefinite Served as Trustee since 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019. Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	17	Vita Vis Nutrition, Inc., Chairman from 2014 to 2016

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver from the mandatory retirement age for Mr. Jensen.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Effective April 1, 2020, Mr. Robinson was appointed a Trustee of the Trust.

WASATCH FUNDS

Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 53	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 52	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 38	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018. Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 47	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 36	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 36	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018. Controller for the Advisor since January 2012.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

MARCH 31, 2020 (UNAUDITED)

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$172,135,583
Emerging India Fund	15,619,790
Emerging Markets Small Cap Fund	48,977,453
Global Opportunities Fund	15,578,105
Global Value Fund	23,053,698
International Growth Fund	170,045,903
International Opportunities Fund	11,299,512
Micro Cap Fund	87,356,742
Micro Cap Value Fund	26,820,661
Small Cap Growth Fund	414,909,154
Small Cap Value Fund	31,718,827
Ultra Growth Fund	11,813,532

For the fiscal year ended September 30, 2019, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during calendar year 2019, complete information will be reported on shareholders’ 2019 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2019 will be at the highest amount permitted by law.

Corporate shareholders should note that for the year ended September 30, 2019, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions was as follows:

Fund	Percentage
Global Value Fund	40%
Ultra Growth Fund	3%

The Wasatch Global Value Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended September 30, 2019, the total amount of foreign taxes paid that was passed through to its shareholders for information reporting purposes was $413,005.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that the Advisor. uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request, on the Funds’ website at wasatchglobal.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at wasatchglobal.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-PORT

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

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BOARD CONSIDERATIONS FOR ADVISORY AND SUB-ADVISORY AGREEMENTS OF THE WASATCH FUNDS

I. Board Considerations for the renewal of Advisory and Sub-Advisory Agreements of the Wasatch Funds, except the Wasatch Global Select Fund and Wasatch International Select Fund which are discussed in Section II below.

At a meeting held on November 12, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”), including the disinterested Trustees (hereafter, the “Independent Trustees”), unanimously approved the Advisory and Service Contract (the “Advisory Agreement”) between the Trust Wasatch Global Investors, Inc. (the “Advisor”) on behalf of each series of the Trust other than the Wasatch Global Select Fund and Wasatch International Select Fund (for purposes of this Section I, each a “Fund”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Hoisington Investment Management Company (“HIMCo” or the “Sub-Advisor”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”). The Advisory Agreement and Sub-Advisory Agreement are collectively the “Advisory Agreements.”

The Board, including the Independent Trustees, is responsible for overseeing the management of the Funds and as such, the Board determines each year as required by law whether to continue the Advisory Agreement with the Advisor on behalf of each Fund, and the Sub-Advisory Agreement with HIMCo on behalf of the U.S. Treasury Fund. In preparation for their review of the Advisory Agreements, the Independent Trustees requested through independent legal counsel and received extensive materials specifically prepared for the annual review of such agreements by the Advisor as well as certain materials provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials covered a breadth of subject matters including, among other things, an overview of the organization of the Advisor and its culture; organization and leadership structure and investment process of the Advisor, including its investment risk management process; the nature, extent and quality of services performed pursuant to the Advisory Agreement; the experience of the relevant investment personnel; the performance of each Fund in absolute terms and as compared to the performance of peers compiled by Broadridge and benchmark(s); the brokerage policies and practices and commission results; the fees and expenses of each Fund and as compared to peers compiled by Broadridge; the expense caps provided by the Advisor on the expenses of the applicable classes of the Funds; and the profitability of the Advisor. With respect to the Sub-Advisor, the materials also covered, among other things, an evaluation of the Sub-Advisor by the Advisor; the organizational and leadership structure of the Sub-Advisor; the services performed pursuant to the Sub-Advisory Agreement; the experience of the relevant investment personnel; the performance of the U.S. Treasury Fund in absolute terms and as compared to the performance of peers compiled by Broadridge and a benchmark; the fees and expenses of the U.S. Treasury Fund and as compared to peers compiled by Broadridge; and certain financial data regarding the Sub-Advisor.

The information prepared specifically for the annual review of the Advisory and Sub-Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Funds with particular focus on Funds the Board considered to have had periods of challenged performance and the drivers underlying the performance; compliance, risk and liquidity management; valuation of securities; compliance with the respective Fund’s investment objectives and investment restrictions; Fund expenses; the execution of portfolio transactions; and overall market and regulatory developments. The Independent Trustees considered their review of Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge and experience the Trustees had gained during their tenure on the Board governing the Funds and evaluating the Advisor and Sub-Advisor.

The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in execution sessions with such counsel at which no representatives from the Advisor or Sub-Advisor were present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In continuing their practice, the Independent Trustees met in executive session on October 29-30, 2019 to consider and discuss, among other things, the services provided by the Advisor to the Funds and in comparison to other types of clients; the Funds’ performance in absolute terms and in comparison to the performance of other peers and benchmarks; the fees and expenses of each Fund in absolute terms and in comparison to peers and other clients of the Advisor; the profitability of the Advisor from its relationship with the Funds; any economies of scale achieved in managing the Funds, the profitability of the Advisor and any indirect benefits received by the Advisor as a result of its relationship with the Funds. The Independent Trustees also considered the renewal of the Sub-Advisory Agreement on behalf of the U.S. Treasury Fund and reviewed, among other things, the services performed by the Sub-Advisor; the performance of the U.S. Treasury Fund in absolute terms and in comparison to other peers and a benchmark; the sub-advisory fees; certain financial data of the Sub-Advisor; any economies of scale; and any indirect benefits received by the Sub-Advisor as a result of its relationship with the U.S. Treasury Fund. In their review, the Independent Trustees evaluated the advisory arrangements separately on a Fund-by-Fund and per class basis. The Independent Trustees invited members of management of the Advisor to attend the executive session from time to time to respond to questions and provide additional information.

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Following these discussions, the Independent Trustees requested through their independent counsel additional information, and the Advisor provided written and oral responses to this request.

At the Meeting, the Independent Trustees met, including in executive session without management present, to further consider, in relevant part, the renewal of the Advisory and Sub-Advisory Agreements. The Independent Trustees had the benefit of independent legal counsel throughout the process. After the discussions and taking into account the accumulated knowledge and information the Trustees have received during their tenure in overseeing the Funds and the legal guidance provided by independent legal counsel, the Independent Trustees approved the renewal of the Advisory Agreement and Sub-Advisory Agreement on behalf of the applicable Funds. The Independent Trustees’ consideration of the contractual fee arrangements for the Funds were the result of several years of review and discussion between the Independent Trustees and Fund management, and the Independent Trustees’ conclusions may be based, in part, on their consideration of the fee arrangements and other factors developed in prior years. The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision reflected the comprehensive consideration of all the information presented, and each Trustee may have attributed different weights to the various factors and information considered in the approval process. The following summarized the principal factors, but not all the factors, the Board considered in its review of the Advisory and Sub-Advisory Agreements and its conclusions.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the renewal of the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Advisor’s and Sub-Advisor’s services to the Funds. The Board considered the comprehensive set of management, oversight and administrative services the Advisor provides to manage and operate the Funds in a highly regulated industry. The Independent Trustees recognized that the Advisor provides portfolio management services for the Funds (other than the U.S. Treasury Fund). In connection with providing these portfolio management services, the Board considered the Advisor’s investment philosophy and process, including its research-intensive screening process to identify investments, the methodology followed to construct portfolios, the principles and process followed to manage investment risk and the Advisor’s sell discipline. In seeking to assess the Advisor’s ability to continue to provide the various services, the Board further considered, among other things, the stability of the Advisor’s organization and its governance structure, the experience and tenure of the portfolio manager(s) and breadth of its research and trading teams, the compensation arrangements for investment personnel and whether they were sufficient to attract and retain qualified personnel and deter taking undue risks in portfolio management, the Advisor’s succession planning for both portfolio management and the firm’s management, the Advisor’s process to identify and address risks that it faces, the Advisor’s business continuity policies and procedures, the Advisor’s culture and as described in further detail below, certain financial data of the Advisor, including its profitability.

The Independent Trustees also continue to seek to meet with the portfolio manager(s) of the various Funds during the year to discuss and keep updated on, among other things, the investment approach employed, any adjustments thereto, market conditions and investment performance. As noted below, the Independent Trustees also reviewed Fund performance in considering the Advisor’s investment management performance.

In addition to portfolio management services, the Board considered the wide range of administrative or non-advisory services the Advisor provides to manage and operate the Funds (in addition to those provided by other third-parties). The Advisor oversees the day-to-day operations of the Funds including overseeing the service providers involved in the daily operations of the Funds. The Board recognized that many of these non-advisory services are unique to operating mutual funds and noted that the services included, but were not limited to, administrative services (such as providing the employees and officers necessary for the Funds’ operations); oversight services (such as coordinating and evaluating the services of the various third-party service providers, including the Sub-Advisor, custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; Fund regulatory and other administrative services (such as overseeing the preparation of the Fund’s registration statements and other required regulatory filings, including applicable foreign registration requirements; overseeing the valuation of portfolio securities and daily pricing; reviewing and certifying the Funds’ financial statements; overseeing the Funds’ distributions; and analyzing trade execution including monitoring and evaluating cross-trades [if any]); and compliance services (such as helping to maintain and update the Funds’ compliance program and related policies and procedures as necessary or appropriate to meet new regulatory requirements and reviewing such program annually; helping to ensure each Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Funds; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Funds’ service providers).

In addition to the services provided by the Advisor, the Independent Trustees also considered the risks borne by the Advisor in managing the Funds, including various material entrepreneurial, reputational and regulatory risks.

With respect to the U.S. Treasury Fund, the Board recognized that the Fund utilizes a Sub-Advisor and therefore evaluated the renewal of the Sub-Advisory Agreement. With respect to such Fund, the Board considered the division of responsibilities between the Advisor and Sub-Advisor and recognized that the Sub-Advisor and its investment personnel are responsible for the management of the portfolio of the

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U.S. Treasury Fund but are not expected to provide the other significant administrative services to the Fund such as those provided by the Advisor. The Board noted that the Advisor oversees and evaluates the Sub-Advisor with respect to the latter’s portfolio management of the Fund and considered the Advisor’s evaluation of the Sub-Advisor. The Independent Trustees considered the background and experience of the investment personnel of the Sub-Advisor and the performance history of the U.S. Treasury Fund. Similarly, in seeking to help ensure the continuity of the services of the Sub-Advisor, the Independent Trustees considered, among other things, the history and experience of the Sub-Advisor as a registered investment advisor and as a Sub-Advisor to the Fund; the stability, organizational structure, tenure of portfolio managers and compensation arrangements of the Sub-Advisor; the Sub-Advisor’s disaster recovery plans and process; its compliance program, including its regulatory history; and certain financial data of the Sub-Advisor as described in further detail below. The Board noted that the Advisor recommended the renewal of the Sub-Advisory Agreement.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreement were satisfactory on behalf of each applicable Fund.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS

In evaluating the quality of the services provided by the Advisor and Sub-Advisor, the Board also received and considered the investment performance of the Fund(s) they advise. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided a Fund’s performance data for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2019 (or for the periods available for Funds that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Broadridge Peer Universe”), to a more focused subset of peers (a “Broadridge Peer Group”) and a benchmark provided by Broadridge for the prescribed periods (subject to certain exceptions). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group and Broadridge Peer Universe.

In addition to the Broadridge Report, the Independent Trustees also reviewed materials reflecting, among other things, the respective Fund’s historic performance for the quarter, one-, three-, five- and 10-year periods ended September 30, 2019 (or for the periods available for Funds that did not exist for part of the foregoing time frame), and annual returns from 2009 through 2018 (or for the calendar years available for Funds that did not exist for part of the foregoing time frame) in absolute terms and as compared to the Fund’s respective benchmark(s) as described below.

The Board also considered information reflecting a Fund’s peer ranking in its respective Morningstar investment category and any Morningstar ratings on the applicable Fund. The Independent Trustees further received analyst reports provided by an unaffiliated party for the following Funds: the

Core Growth Fund, the International Opportunities Fund, the Small Cap Growth Fund and the U.S. Treasury Fund. The Independent Trusts also reviewed the performance of the following Funds (the Core Growth Fund, the Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the International Growth Fund, the International Opportunities Fund, the Micro Cap Fund, the Micro Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund and the Ultra Growth Fund), compared to the performance of certain composites of separate accounts for the one-, three-, five- and 10-year periods ended September 30, 2019 (or for such shorter periods if the Funds a separate account composite did not exist for part of the foregoing timeframe).

The performance data prepared for the annual review of the Advisory and Sub-Advisory Agreements supplements the performance data the Trustees received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of their respective Fund.

In evaluating performance, the Independent Trustees recognized certain limitations in assessing performance data which may impact the weight given to particular performance data, including the following:

•	The performance data reflects a snapshot in time as of a particular period (in this case, the periods ended August 31, 2019 and September 30, 2019) and a different performance period could generate significantly different results;
•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance;
•	The investment experience of a particular shareholder in the Funds will vary depending on the shareholder’s particular investment period and the Fund’s performance during that period and the class held (if multiple classes are offered in a Fund);
•	Although the performance data included in the Broadridge Report was based on the performance of the Investor Class shares of the Funds, the Board recognized that the Funds, except the U.S. Treasury Fund, also offer Institutional Class shares. The performance of another class of a Fund, however, should be substantially similar on a relative basis because the classes are invested in the same portfolio of securities and differences in performance between the classes could be principally attributed to the variation in the expenses of each class; and
•

There may be difficulties in establishing appropriate peer groups and benchmarks for certain Funds. In this regard, the Independent Trustees considered that the Advisor and Sub-Advisor are responsible for managing the respective Fund in accordance with its investment objectives, investment parameters and guidelines and peers and/or benchmarks may be following different objective(s), investment parameters and guidelines and risk tolerance levels which will lead to differing performance results and may limit the value of the comparative performance data in assessing a particular Fund’s performance. The Independent

MARCH 31, 2020 (UNAUDITED)

Trustees have recognized some limitations with the Broadridge Peer Group for the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”) as the respective Broadridge Peer Group generally focused on companies with a larger market capitalization than those sought by the Micro Cap Funds. As a result, the Independent Trustees also reviewed the Micro Cap Funds’ performance compared to a custom no-load peer group provided by the Advisor for the one-, three-, five- and 10-year periods ended September 30, 2019.

•	The Independent Trustees recognized that in comparing the performance of certain Funds to the performance of separate account composites managed by the Advisor in similar styles, the differences in expenses and strategies between the Funds and separate accounts in the composites may limit some of the usefulness of the comparative data.

Based on their review of the performance data, the Independent Trustees determined the following:

Core Growth Fund

With respect to the Core Growth Fund, the Fund’s Investor Class outperformed the median of the Broadridge Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2019. The average annual total returns of the Fund’s Investor Class and Institutional Class also outperformed the Russell 2000® Index and Russell 2000 Growth Index for the one-, three-, five- and 10-year periods ended September 30, 2019. The Board considered that the Fund’s overall performance had been generally favorable.

Emerging India Fund

With respect to the Emerging India Fund, the Fund’s Investor Class outperformed the median of its Broadridge Peer Group in the one-, two-, three-, four- and five-year periods ended August 31, 2019. The average annual total returns of the Fund’s Investor Class and Institutional Class also outperformed the MSCI India Investable Market Index for the one-, three- and five-year periods ended September 30, 2019. The Board considered that the Fund’s performance had been generally favorable.

Emerging Markets Select Fund

With respect to the Emerging Markets Select Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of the Broadridge Peer Group for the one-, two-, three-, four- and five-year periods. Similarly, although the average annual total returns of the Fund’s Investor Class and Institutional Class underperformed the MSCI Emerging Markets Index over the five-year period ended September 30, 2019, each class outperformed such index for the one- and three-year periods ended September 30, 2019. The Board was satisfied with the Fund’s overall performance.

Emerging Markets Small Cap Fund

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that although the Fund’s Investor Class underperformed the median of its Broadridge

Peer Group for the three-, four- and five-year periods ended August 31, 2019, the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the more recent one- and two-year periods ended August 31, 2019. In addition, the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the MSCI Emerging Markets Small Cap Index for the one-, three-, five- and 10-year periods ended September 30, 2019. In addition, although the average annual total returns of the Investor Class and Institutional Class underperformed the MSCI Emerging Markets Index for the three- and five-year periods ended September 30, 2019, both classes outperformed such index for the one- and 10-year periods ended September 30, 2019. The Board noted that although the Fund had experienced periods of challenged performance, the Fund’s performance had improved in more recent years. Nevertheless, the Board noted the continued challenges of the emerging market asset class and determined to continue to monitor this Fund closely.

Frontier Emerging Small Countries Fund

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that although the Fund has experienced periods of challenged performance with the Investor Class underperforming the median of its Broadridge Peer Group for the three-, four- and five-year periods ended August 31, 2019, the Fund’s performance improved with it outperforming the median of the Broadridge Peer Group for the one- and two-year periods ended August 31, 2019. Although the average annual total returns of the Fund’s Investor Class and Institutional Class underperformed the MSCI Frontier Emerging Markets Index and MSCI Frontier Markets Index for the three- and five-year periods ended September 30, 2019, both classes outperformed such indexes for the one-year period ended September 30, 2019. The Board recognized that the Fund had experienced periods of challenged performance over the years, the steps taken to address performance concerns, and the improved performance in recent years. Nevertheless, the Board would continue to monitor this Fund closely.

Global Opportunities Fund

With respect to the Global Opportunities Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four- and five-year periods ended August 31, 2019 and matched the performance of the median of its Broadridge Peer Group for the 10-year period. Similarly, the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed its benchmark, the MSCI AC (All Country) World Small Cap Index, for the one-, three-, five- and 10-year periods ended September 30, 2019. The Board determined that the Fund’s overall performance over time had been generally favorable.

Global Value Fund

With respect to the Global Value Fund, the Independent Trustees noted that although the Fund’s Investor Class underperformed the median of its Broadridge Peer Group

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for the 10-year period ended August 31, 2019, the Fund’s Investor Class outperformed or matched the median of its Broadridge Peer Group for the one-, two-, three-, four-, and five-year periods ended August 31, 2019. The Board, however, noted the small number of peers comprising the Broadridge Expense Group limits some of the usefulness of the Broadridge comparative data. The Board also noted the Fund’s Investor Class and Institutional Class performance was below that of the MSCI All Country World Index for the one-, three-, five- and 10-year periods ended September 30, 2019. In reviewing the performance, the Independent Trustees recognized that the Board previously had approved a change in the principal investment strategies of the Fund to permit the Fund greater ability to invest in foreign securities becoming a global value fund effective October 31, 2017, and the past performance prior to such effective date would not reflect the foregoing change. Although the Fund previously had experienced periods of challenged performance, the Board recognized the steps the Advisor has taken to address performance issues and would continue to monitor this Fund closely.

International Growth Fund

With respect to the International Growth Fund, the Independent Trustees noted that although the Fund’s Investor Class underperformed the median of its Broadridge Peer Group in the one-, three- and four-year periods ended August 31, 2019, the class outperformed or matched the performance of the median in the two-, five- and 10-year periods ended August 31, 2019. The Independent Trustees further noted that although the average annual total returns of the Fund’s Investor Class and Institutional Class underperformed the benchmarks, the MSCI AC (All Country) World ex USA. Small Cap Index and MSCI World ex USA. Small Cap Index, for the one- and three-year periods ended September 30, 2019, both classes outperformed such indexes for the five- and 10-year periods. The Board recognized that the Fund had experienced some periods of challenged performance and the Board determined it would monitor this Fund closely.

International Opportunities Fund

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2019. Similarly, the Independent Trustees noted that the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the performance of its benchmarks the MSCI AC (All Country) World ex USA. Small Cap Index and MSCI World ex USA. Small Cap Index for the one-, three-, five- and 10-year periods ended September 30, 2019. The Board determined the Fund’s overall performance had been generally favorable.

Micro Cap Fund

With respect to the Micro Cap Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-,

three- four-, five- and 10-year periods ended August 31, 2019. In addition, the average annual total returns of the Fund’s Investor Class outperformed its benchmark, the Russell Microcap Index, for the one-, three-, five- and 10-year periods ended September 30, 2019. In considering the comparative data, the Independent Trustees have recognized that the Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund limiting some of the value of the comparative data. Accordingly, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and 10-year periods ended September 30, 2019. In considering the foregoing, the Board determined the Fund’s overall performance had been generally favorable.

Micro Cap Value Fund

With respect to the Micro Cap Value Fund, the Independent Trustees noted that although the Fund’s performance was below the performance of its Broadridge Peer Group for the two-year period ended August 31, 2019, the Fund’s Investor Class outperformed or matched the performance of the median of its Broadridge Peer Group for the one-, three-, four-, five-, and 10-year periods ended August 31, 2019. Similarly, the average annual total returns of the Fund’s Investor Class outperformed its benchmark, the Russell Microcap Index, for the one-, three-, five- and 10-year periods ended September 30, 2019. In considering the comparative data, as noted above with the Micro Cap Fund, the Independent Trustees recognized that Broadridge Peer Group may not adequately reflect the investment strategies and investable universe of the Fund thereby limiting some of the usefulness of the comparative data. Accordingly, the Independent Trustees also reviewed the Fund’s performance compared to a custom peer group provided by the Advisor for the one-, three-, five- and 10-year periods ended September 30, 2019. In considering the foregoing, the Board was satisfied with the Fund’s overall performance.

Small Cap Growth Fund

With respect to the Small Cap Growth Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2019. In addition, the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the Russell 2000 Growth Index and Russell 2000 Index for the one-, three-, five- and 10-year periods ended September 30, 2019. The Board was satisfied with the Fund’s overall performance.

Small Cap Value Fund

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2019. In addition, the average annual total returns of the Fund’s Investor Class and Institutional Class outperformed the Russell 2000 Value Index and Russell 2000

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Index for the one-, three-, five- and 10-year periods ended September 30, 2019. The Board determined the Fund’s performance had been generally favorable.

Ultra Growth Fund

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2019. In addition, the average annual total returns of the Fund’s Investor Class outperformed the Russell 2000 Growth Index for the one-, three-, five- and 10-year periods ended September 30, 2019. In light of the foregoing, the Board determined the Fund’s overall performance had been generally favorable.

U.S. Treasury Fund

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s Investor Class outperformed the median of its Broadridge Peer Group for the one-, two-, three-, four-, five- and 10-year periods ended August 31, 2019. Similarly, the average annual total returns of the Fund’s Investor Class outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the one-, three-, five- and 10-year periods ended September 30, 2019. The Board determined the Fund’s overall performance had been generally favorable.

C. FEES, EXPENSES AND PROFITABILITY

1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Advisor and Sub-Advisor and the total operating expense ratio of each Fund before and after any expense cap undertaken by the Advisor to limit the respective Fund’s operating expenses to certain levels. More specifically, the Independent Trustees reviewed, among other things, the contractual management fee rate, the net management fee rate (i.e. the management fee after taking into account expense reimbursements and/or fee waivers, if any) and net total expense ratio of each class of the respective Fund in relation to those of a comparable universe of funds (the “Broadridge Expense Universe”) and to a more focused subset of comparable funds (the “Broadridge Expense Group”) established by Broadridge. The Board reviewed information regarding the methodology followed by Broadridge to develop the Broadridge Expense Universe and Broadridge Expense Group. The Board considered the net total expense ratio of each class of each Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the investors’ net experience in a Fund as it directly reflects the costs of investing in a Fund.

In reviewing the comparative data provided by Broadridge, the Board recognized that differences between the applicable Fund and the peers comprising such Fund’s respective Broadridge Expense Universe or Broadridge Expense Group may limit some of the value of the comparative data, particularly with respect to the Micro Cap Fund and Micro Cap Value Fund. Given these limitations, the

Independent Trustees also reviewed comparisons of the Micro Cap Fund’s and Micro Cap Value Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor. Aside from the comparative data provided by Broadridge, the Independent Trustees also considered comparative data between the fee rates charged by the Advisor and Sub-Advisor to the Funds compared to other types of clients, as described in further detail below.

In addition to the comparative data, the Board considered the various factors the Advisor considered in proposing the management fee level for a Fund, including, among other things, the value of the potential service being provided (e.g., the expertise of the Advisor with the proposed strategy and the respective Fund’s potential to deliver alpha), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund and whether the capacity of the Fund was limited thereby limiting potential revenues). In evaluating fee levels, the Board also considered, among other things, the costs incurred in applying the Advisor’s research-intensive approach to stock selection, particularly for evaluating small or micro-cap companies and foreign companies; the costs of maintaining quality and experienced portfolio managers and research staff; the loss of potential revenues that could have been earned on higher asset levels when the Advisor closes capacity-constrained Funds to maintain assets at a level necessary to protect performance to the benefit of shareholders; and the Advisor’s contractual commitment to cap the expenses of each of the classes of various Funds to certain levels to the benefit of shareholders and the expenses reimbursed or fees waived by the Advisor in the last three fiscal years. The Board also considered a Fund’s net management fee and net total expense ratio in light of its performance history.

In considering the fees of the Sub-Advisor for the U.S. Treasury Fund, the Independent Trustees considered the fee rate paid to the Sub-Advisor with respect to such Fund in absolute terms and as compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. The Independent Trustees also noted that the Advisor pays the Sub-Advisor from its own revenues and not the Fund. Further, the Independent Trustees recognized that the Advisor and Sub-Advisor are not affiliates and the sub-advisory fee was established through arm’s length negotiations between the Advisor and the Sub-Advisor.

In its evaluation of the advisory and sub-advisory fees of the Funds, the Board observed, among other things, the following:

With respect to the Core Growth Fund, the Independent Trustees recognized that although the contractual management fee rate for the Investor Class and Institutional Class shares was above the median of its respective Broadridge Expense Group, the Fund had a net expense ratio that was slightly higher (within 5 basis points) than the median of its Broadridge Expense Group for the Investor Class shares and lower than the median of its Broadridge Expense Group for the Institutional Class shares. The Independent Trustees also noted, in part, the capacity constraints of this Fund, the experience and expertise of the Advisor with this strategy,

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the costs of the research-intensive approach, and the potential for the Fund to deliver alpha. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Emerging India Fund, although the Fund’s contractual management fee rate for the Investor Class and Institutional Class shares was higher than the median of its Broadridge Expense Group, its net expense ratio was below the median of its Broadridge Expense Group for the Investor Class shares and the Institutional Class shares. The Independent Trustees also noted, in part, the capacity constraints of this Fund, the uniqueness of the Fund in the marketplace, the expertise of the Advisor in the small-cap asset class, and the additional expenses associated with evaluating and investing in companies in India. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Core Growth Fund, the Independent Trustees recognized that although the contractual management fee rate for the institutional and Investor Class shares was above the median of its respective Broadridge Expense Group, the Fund had a net expense ratio that was slightly higher (within 5 basis points) than the median of its Broadridge Expense Group for the Investor Class shares and lower than the median of its Broadridge Expense Group for the Institutional Class shares. The Independent Trustees also noted, in part, the capacity constraints of this Fund, the experience and expertise of the Advisor with this strategy, the costs of the research-intensive approach, and the potential for the Fund to deliver alpha. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Emerging Markets Small Cap Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net total expense ratio for the Investor Class shares and Institutional Class shares were above the median of its Broadridge Expense Group. The Independent Trustees also noted, in part, the capacity constraints of this Fund, the uniqueness of the Fund in the marketplace, and the additional expenses associated with evaluating and investing in companies dispersed among the various emerging market countries. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Frontier Emerging Small Countries Fund, the Independent Trustees noted that the contractual management fee rate was above the median of its Broadridge Expense Group for the Investor Class and Institutional Class shares. In addition, the Fund’s net expense ratio was above the median of its Broadridge Expense Group for the Investor Class shares but below the median for the Institutional Class shares. The Trustees further recognized, however, the management fee and expense cap on the classes of this Fund had been reduced in 2017. The Independent Trustees also noted, in part, the capacity constraints of this Fund, the uniqueness of the Fund in the marketplace, and the additional expenses associated with evaluating and investing in companies dispersed among the various emerging-market and frontier-market countries. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Global Opportunities Fund, the Independent Trustees noted that although the contractual management fee rate of the Fund was above the median of its Broadridge Expense Group for the Investor Class shares and the Institutional Class shares, the Fund’s net expense ratio was slightly higher (within 5 basis points) of the median of its Broadridge Expense Group for the Investor Class shares and below the median for the Institutional Class shares. In addition, the Independent Trustees noted, in part, the uniqueness of the Fund in the marketplace and the capacity constraints of this Fund. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Global Value Fund, although the Independent Trustees noted that the contractual management fee rate was above (but within 10 basis points) of the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares, the Fund’s net expense ratio was below the median of its Broadridge Expense Group for both share classes. In addition, the Independent Trustees recognized that the Fund generally had no capacity constraints given its investment strategies. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the International Growth Fund, the Independent Trustees noted that although the Fund’s contractual management fee rate for the Investor Class shares and Institutional Class shares was above the median of its Broadridge Expense Group, its net expense ratio was below the median of the Broadridge Expense Group for both share classes. In addition, the Independent Trustees noted, in part, the capacity constraints of the Fund, the uniqueness of the strategy of the Fund, the ability to add value through its investment approach and the additional costs incurred in evaluating and investing in foreign companies. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the International Opportunities Fund, the Independent Trustees noted that the Fund’s contractual management fee rate and net expense ratio were above the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares. In addition, the Independent Trustees noted, in part, the capacity constraints of the Fund, the uniqueness of the strategy of the Fund, the ability to add value through its investment approach, and the additional costs incurred in evaluating and investing in foreign companies. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Micro Cap Fund and the Micro Cap Value Fund, the Independent Trustees noted that each

MARCH 31, 2020 (UNAUDITED)

Fund’s contractual management fee rate and net expense ratio were above the median of its respective Broadridge Expense Group. In addition, the Independent Trustees noted, in part, the capacity constraints of the Funds, the uniqueness of the Funds and their potential to deliver alpha, the Advisor’s expertise in this asset category, and the amount of due diligence and the costs associated with applying the Advisor’s research-intensive approach to screen and research companies in the micro-cap asset class. Based on its review, the Board determined that the advisory fee for each of the foregoing Funds was acceptable in light of the nature, extent and quality of services provided.

With respect to the Small Cap Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares and its net expense ratio was approximately the same as the median of its Broadridge Expense Group for the Investor Class shares and below the median for the Institutional Class shares. In addition, the Trustees noted, in part, the capacity constraints of the Fund, the potential to deliver alpha, the expertise of the Advisor with the strategy and the costs associated with applying the Advisor’s research-intensive approach to the small-cap asset class. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Small Cap Value Fund, the Independent Trustees noted that the Fund’s contractual management fee rate was above the median of its Broadridge Expense Group for the Investor Class shares and Institutional Class shares, and the net expense ratio of the Investor Class shares was above the median of its Broadridge Expense Group but below the median for the Institutional Class shares. In addition, the Trustees noted, in part, the capacity constraints of the Fund, the potential to deliver alpha, the expertise of the Advisor with the strategy and the costs associated with applying the Advisor’s research-intensive approach to the small-cap asset class. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided.

With respect to the Ultra Growth Fund, the Independent Trustees noted that the Fund’s contractual management fee rate for its Investor Class shares was above the respective median of the Broadridge Expense Group, but the net expense ratio was approximately the same as the median of this expense group. In addition, the Independent Trustees noted, in part, the capacity constraints of the Fund, the potential to deliver alpha, the Advisor’s expertise in the small cap asset class and the costs associated with applying the Advisor’s research-intensive approach to the small-cap asset class. Based on its review, the Board determined the advisory fees for the Fund were acceptable in light of the nature, extent and quality of services provided.

With respect to the U.S. Treasury Fund, the Independent Trustees noted that the Fund’s contractual management fee and the Fund’s net expense ratio were below the median of its Broadridge Expense Group for the Investor Class shares.

In addition, the Independent Trustees recognized that the Fund did not have any capacity constraints. Based on its review, the Board determined that the advisory fee for the foregoing Fund was acceptable in light of the nature, extent and quality of services provided. In addition to the advisory fee paid to the Advisor, the Board recognized that the Fund is sub-advised and separately considered the sub-advisory fee rate paid to the Sub-Advisor by the Advisor. The Board reviewed, among other things, the Sub-Advisor’s fee rate for services to the Fund compared to the Sub-Advisor’s pricing schedule for portfolio management services to other clients. With respect to the U.S. Treasury Fund, the Independent Trustees noted that the sub-advisory fee rate was in line with the Sub-Advisor’s fee schedule in light of the asset size of the Fund. In addition, the Independent Trustees also recognized that the Advisor pays the Sub-Advisor from its own revenues, and that the Advisor and Sub-Advisor were not affiliated and therefore the sub-advisory fee had been established through arm’s length negotiations between the Advisor and the Sub-Advisor. Based on its review, the Board determined that the sub-advisory fee for the U.S. Treasury Fund was acceptable in light of the nature, extent and quality of services provided.

2.	Fees Charged to Other Advisor and Sub-Advisor Clients

In determining the appropriateness of the fees, the Board also considered information regarding fee rates assessed by the Advisor to other types of clients and the type of services provided to these other clients, including separate accounts, unified managed accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds for which the Advisor serves as a sub-advisor. The Independent Trustees reviewed, among other things, information regarding the fee rates of certain separate accounts and if multiple separate accounts existed with varying fee rates, the range of fees and the weighted average of such accounts that were managed in a style similar to that of certain Funds. Such Funds with comparative separate account data included the Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund. The Independent Trustees further reviewed the changes (if any) of the management fees to the Funds compared to the weighted average fee rate for corresponding separate accounts in the last five years.

In considering the comparative fee data, the Board reviewed information reflecting the services the Advisor provided to the Funds compared to those provided to each other type of client. The Independent Trustees considered, among other things, that the different levels of services provided to the other types of clients, the differences in investment strategies and the differences in regulatory requirements all contribute to the variations in the fee schedules. The Independent Trustees noted that, in general, the Advisor seeks to charge higher fees to clients that require

WASATCH FUNDS

Supplemental Information (continued)

a higher degree of service and recognized the breadth of services the Advisor provided to the Funds when it is principally responsible for all aspects of operating the Funds. While the Independent Trustees recognized that some services the Advisor provides to the Funds and other clients may be similar, such as security selection, research and trading, the Independent Trustees acknowledged the myriad of additional services required to support the operations of the Funds as summarized above. Such services included, among other things, certain administrative services, third party oversight, fund governance services, shareholder communications, tax administration and compliance and regulatory services. Further, while the Advisor may provide portfolio management services to both the Funds and other clients, the Independent Trustees noted the level of services, expertise and resources required may differ significantly between the Funds and other clients due to differences in investment strategies and parameters (such as the ability to invest in foreign securities or restricted securities). Aside from the services provided, the Independent Trustees also recognized the entrepreneurial, reputational and regulatory risk the Advisor incurs in managing the Funds. The Board determined that the varying levels of fees were justified given, among other things, the inherent differences in the products and level of services provided to the Funds versus other clients, the differing regulatory requirements and the entrepreneurial, reputational, and regulatory risks incurred in sponsoring and advising the Funds.

With respect to the Sub-Advisor of the U.S. Treasury Fund, the Independent Trustees, as noted above, had reviewed the sub-advisory fee rate paid to the Sub-Advisor compared to the Sub-Advisor’s pricing schedule for portfolio management services for other clients. The Independent Trustees noted that the fee rate paid to the Sub-Advisor for its services was in line with its respective pricing schedule. In addition, in their review of the Sub-Advisor’s fee, the Independent Trustees recognized that the Advisor paid out of its own resources the Sub-Advisor’s fee and given that the Sub-Advisor is unaffiliated with the Advisor, the sub-advisory fee rate was the result of arms-length negotiations. As noted, the Board considered the sub-advisory fee to be acceptable in light of the nature, extent and quality of services provided.

3.	Profitability of the Fund Advisors

In conjunction with their review of fees, the Independent Trustees reviewed information reflecting the Advisor’s financial condition. The Independent Trustees reviewed the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2018 and 2017. The Independent Trustees considered the factors contributing to the revenue and expense changes.

The Independent Trustees also reviewed the profitability information for the Advisor derived from its relationship with each Fund for the calendar year ended December 31, 2018 on an actual and adjusted basis. The Independent Trustees evaluated, among other things, the Advisor’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Trustees also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

In its evaluation of profitability, the Independent Trustees reviewed the Advisor’s methodology used to allocate revenue and expenses for the purposes of calculating profitability per Fund. The Independent Trustees also recognized the difficulty in calculating profitability at the individual Fund level given that other reasonable allocation methodologies could be employed and lead to significantly different results. Further, the Independent Trustees recognized that employee compensation was the primary expense for the Advisor and as a privately held S corporation owned by employees, the Advisor’s level of profitability could be influenced, in part, by paying employees through compensation expense as opposed to dividends as shareholders. As a result, the Independent Trustees also reviewed the Advisor’s profitability data for 2018 with certain adjustments to the compensation expense to assist in the comparability of the Advisor’s profitability to certain industry peers. In this regard, the Independent Trustees received and reviewed comparative profitability data which included, among other things, the revenues, expenses and profit margin (pre-tax) of certain other public advisory firms in the industry which the Advisor considered to resemble its business model compared to the profitability data of the Advisor on an actual and compensation expense adjusted basis. The Trustees, however, recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results. Based on the information presented and recognizing the above limitations, the Independent Trustees noted that the Advisor’s profitability (with and without the compensation adjustment) appeared reasonable when compared to the peer group of unaffiliated advisors. In addition to the comparative data, the Independent Trustees also considered in assessing profitability any indirect benefits (such as soft dollars) that the Advisor or Sub-Advisor received that were directly attributable to the management of the applicable Funds as discussed in further detail below. Based on its review, the Board was satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

In addition to the Advisor’s profitability, the Independent Trustees reviewed information reflecting the financial condition of the Sub-Advisor. Although profitability on a per account level was not available, the Trustees reviewed the Sub-Advisor’s financial statements for the years ended December 31, 2018 and 2017. Based on its review, including the Sub-Advisor’s fee schedule and the fact that the sub-advisory fee was established through arm’s length negotiations, the Board concluded that the Sub-Advisor’s profitability from its relationship with the U.S. Treasury Fund was not unreasonable.

MARCH 31, 2020 (UNAUDITED)

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board considered information provided by the Advisor regarding the possible existence of economies of scale as a Fund’s assets grow and whether the Funds have appropriately benefited from such economies of scale. In its review, the Independent Trustees recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Trustees further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, or pricing of Funds at scale at inception. The Independent Trustees noted that the Advisor’s management fee schedule does not contain breakpoints. However, the Independent Trustees recognized that many of the Funds have capacity constraints, particularly those investing primarily in small and micro-cap companies. In light of these constraints, the Advisor has periodically closed certain Funds to new investments to preserve the integrity of the respective Fund’s investment strategy and protect its performance which may not be able to be achieved at higher asset levels. While this practice may limit asset growth and thereby preclude certain economies of scale from being achieved, the Independent Trustees recognized the benefit of protecting performance for existing shareholders and maintaining assets at a level that the Advisor can effectively manage. The Independent Trustees further considered that the Advisor foregoes potential revenues that it may have earned on higher asset levels when it closes Funds to new investments. With respect to Funds without capacity constraints, the Independent Trustees recognized that breakpoints would be beneficial if the Fund’s assets were large enough to meet the breakpoint and noted the Advisor’s position that such Funds were not at asset levels that would benefit from breakpoints in the fee schedule. The Independent Trustees further considered that shareholders would benefit from the temporary expense limitation agreements that limit the overall net expense ratios on the respective classes of the Funds and which may be considered another means for sharing economies of scale.

Considering the factors above, the Independent Trustees concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

E. INDIRECT BENEFITS

The Independent Trustees received and considered information regarding indirect benefits the Advisor and Sub-Advisor may receive as a result of their relationship with the respective Fund(s). In this regard, with the exception of the U.S. Treasury Fund, the Independent Trustees recognized that the Advisor received benefits from soft dollar arrangements whereby the Advisor used a portion of the brokerage commissions paid by the Funds to acquire research that may be useful to the Advisor in managing the Funds and other clients. The Independent Trustees recognized that the Advisor’s profitability would be lower if it paid for such research with its own revenues. With respect to the Sub-Advisor, the Independent Trustees recognized that the Sub-Advisor had not participated in soft dollar arrangements with respect to the U.S. Treasury Fund’s portfolio transactions. The Independent Trustees further considered the reputational and/or marketing benefits the Advisor and Sub-Advisor may receive as a result of their association with the Funds. The Independent Trustees took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and sub-advisory fee to the Sub-Advisor and concluded that the indirect benefits received were reasonable.

F.	ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of Independent Trustees, concluded that the terms of the Advisory Agreement for each Fund and the Sub-Advisory Agreement with the Sub-Advisor on behalf of the U.S. Treasury Fund were fair and reasonable, that the Advisor’s and Sub-Advisor’s fees were reasonable in light of the services provided to each respective Fund, and that the Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreement should be approved on behalf of the U.S. Treasury Fund.

II.	Board Considerations for the renewal of Advisory Agreements of the Wasatch Global Select Fund and Wasatch International Select Fund

At a meeting held on February 12, 2019 (the “February Meeting”), the Board of the Trust, including the Independent Trustees, unanimously approved the Advisory and Service Contract (each a “New Fund Advisory Agreement” and collectively, the “New Fund Advisory Agreements”) between the Trust Wasatch Global Investors, Inc. (i.e., the Advisor) on behalf of the Wasatch Global Select Fund (the “Global Select Fund”) and Wasatch International Select Fund (the “International Select Fund”), each a series of the Trust (the Global Select Fund and the International Select Fund are each a “New Fund”).

In connection with the evaluation of the New Fund Advisory Agreement on behalf of each New Fund, the Independent Trustees received materials and other information, in adequate time for careful review in advance of the February Meeting, which outlined, among other things:

•	The terms and conditions of the New Fund Advisory Agreements, including the nature, extent and quality of services provided to each New Fund by the Advisor.
•	The organization of the Advisor, including the experience of persons who will manage each New Fund.
•	Certain performance-related information (as described below).
•	The proposed management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party.
•	The projected expenses of each New Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by Broadridge Financial Solutions, Inc. (i.e., Broadridge), an independent provider of investment company data.

WASATCH FUNDS

Supplemental Information (continued)

•	The profitability of the Advisor for advisory services.
•	The soft dollar practices of the Advisor.

During the previous day and earlier at the February Meeting, the Independent Trustees also met privately with their legal counsel to, among other things, consider the proposed New Funds and review the Board’s duties under the Investment Company Act of 1940, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an advisor’s fiduciary duty with respect to advisory agreements and compensation. With this background, the Independent Trustees considered the approval of the New Fund Advisory Agreements for each New Fund.

As outlined in more detail below, the Independent Trustees considered all factors they believed relevant with respect to each New Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the investment performance of the Advisor (as described below); (c) the advisory fees and costs of the services to be provided and profits estimated to be realized by the Advisor and its affiliates; (d) the extent to which economies of scale may be realized as a New Fund grows; and (e) whether fee levels reflect any such economies of scale.

A. NATURE, EXTENT AND QUALITY OF SERVICES

The Independent Trustees considered the nature, extent and quality of services to be provided by the Advisor, including portfolio management services and administrative services, to the New Funds. Given that the Advisor already serves as advisor to other Wasatch Funds overseen by the Independent Trustees, the Board is familiar with and has a good understanding of the organization, operation, personnel and services of the Advisor. As the Independent Trustees meet regularly throughout the year to oversee the Wasatch Funds, the Independent Trustees have also relied upon their knowledge from their meetings and any other interactions throughout the years with the Advisor in evaluating the proposed New Fund Advisory Agreements.

At the February Meeting and/or at prior meetings, the Independent Trustees reviewed materials outlining, among other things, the Advisor’s organization and business; the types of services that the Advisor provides to the Wasatch Funds and is expected to provide to the New Funds; the experience and tenure of the portfolio managers for the New Funds; the Advisor’s research and trading capabilities; and the Advisor’s investment approach and philosophy. In addition to portfolio management services, the Independent Trustees recognized that the Wasatch Funds, including the New Funds, operate in a highly regulated industry and as such, considered the comprehensive set of administrative and non-advisory services the Advisor provides to manage and operate the funds (in addition to those provided by third parties). As illustrative, these services included, but are not limited to, service provider oversight services, Board support and administration, shareholder communications, fund regulatory and other administration services and compliance services. In addition to the services to be provided by the Advisor, the

Independent Trustees considered the various costs and entrepreneurial, reputational and regulatory risks the Advisor incurs in launching and managing the New Funds in a highly regulated industry.

Based on their review, the Independent Trustees concluded that, overall, the nature, extent and quality of services expected to be provided to each New Fund under the New Fund Advisory Agreements were satisfactory.

B. INVESTMENT PERFORMANCE

Each New Fund had not commenced operations and, therefore, does not have its own performance history. The Independent Trustees, however, reviewed certain historical performance information related to certain proprietary accounts managed in the same styles as those proposed for the New Funds. In addition, the Independent Trustees are familiar with the performance records of other Wasatch funds advised by the Advisor.

C. FEES, EXPENSES AND PROFITABILITY

In evaluating the proposed management fees and expenses that the New Funds were expected to bear, the Independent Trustees considered, among other things, each New Fund’s proposed management fee and expected expense ratio in absolute terms and as compared with the fees and expenses of a peer group of comparable unaffiliated funds provided by an independent third party. The Independent Trustees reviewed, among other things, the contractual management fee rate, the estimated expense ratios of each class of the New Funds assuming different levels of assets under management, and the expense limitation expected to be provided by the Advisor on behalf of each class of each New Fund. The Independent Trustees also reviewed the contractual management fee, the net management fee (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any), and the net total expense ratio of each class of each New Fund in relation to those of a comparable universe of funds (i.e., the Broadridge Expense Universe) and to a more focused subset of comparable funds (i.e., the Broadridge Expense Group) established by Broadridge. The Board observed that with respect to the Global Select Fund, the proposed contractual management fee rate was below the median of the Broadridge Expense Group for the Investor Class and the Institutional Class shares and the Fund’s estimated net expense ratio was below the median of its Broadridge Expense Group for the Institutional Class shares but slightly higher (within 5 basis points) for the Investor Class shares. With respect to the International Select Fund, the proposed contractual management fee rate was below the median of the Broadridge Expense Group for the Investor Class and Institutional Class shares and the estimated net expense ratio was below the median of its Broadridge Expense Group for Institutional Class shares but above the median for its Investor Class shares.

In addition to the foregoing fee and expense data, the Board considered the various factors that the Advisor considers in proposing a management fee level for a respective fund, including, among other things, the potential value of the service (such as the experience of the management team), the competitive marketplace (such as the uniqueness of the fund

MARCH 31, 2020 (UNAUDITED)

and the fees of competitor funds) and the economics to the Advisor (such as, the costs to provide advisory services to the particular fund and the existence of any capacity constraints of the fund which may reduce the potential for revenues to the Advisor). In this regard, the Board is aware of the research-intensive approach followed by the Advisor and the related costs incurred of such approach. The Board further considered the Advisor’s contractual commitment to limit certain operating expenses of each of the classes of the New Funds to the benefit of shareholders and the rationale for the level of these expense caps. In addition, at the February Meeting and/or at prior meetings, the Board reviewed information regarding the fee rates that the Advisor assesses for certain other types of clients and the types of services provided to these other clients, including separately managed accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds. The Independent Trustees recognized that the variation in fee rates between funds and other types of clients are generally due to, among other things, the extensive regulatory requirements associated with operating registered investment companies and the differences in investment parameters and strategies between the investment companies and the clients. The Independent Trustees, however, noted that the Advisor represented that it did not manage other funds or separately managed accounts in the same style as either of the New Funds as of the date of the February Meeting.

Based on their review, the Independent Board Members determined that each New Fund’s management fee to the Advisor was reasonable in light of the nature, extent and quality of services to be provided to the respective New Fund.

D. PROFITABILITY

In conjunction with its review of fees, at the February Meeting and/or at prior meetings, the Independent Trustees have considered the profitability of the Advisor for its advisory activities to the Wasatch Funds. The Independent Trustees reviewed the Advisor’s profitability margin for 2017 and 2018. In considering profitability, the Independent Trustees have recognized the difficulty and subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. In addition to reviewing the Advisor’s profitability, the Trustees also reviewed at the February Meeting or prior meetings the Advisor’s relative profitability compared to publicly available information concerning unaffiliated publicly traded investment managers. However, the Independent Trustees recognized the difficulties in comparing the profitability of various advisors given that, among other things, many of these managers are much larger than the Advisor, have different lines of business, may employ different expense allocations and charges, the profitability derived from individual funds or product lines is not generally publicly available and the profitability information of managers that is available may not be representative of the industry. The Independent Trustees also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. The Independent Trustees also noted with respect to the New Funds, the costs of launching the New Funds and as a result of their small asset base in early years, the Advisor anticipated reimbursing the New Funds for costs incurred in excess of the proposed expense caps. Based on their review, the Trustees were satisfied that the Advisor’s level of profitability was not unreasonable in light of the services to be provided.

E. ECONOMIES OF SCALE

The Independent Trustees considered whether the New Funds could be expected to benefit from any economies of scale. In reviewing compensation, the Independent Trustees noted that, similar to other Wasatch Funds the proposed advisory fee schedule for each New Fund did not contain breakpoints that reduce the fee rate on assets above specified levels. The Independent Trustees recognized that breakpoints may be one way for the benefits of any economies of scale to be shared with investors. In their review, the Independent Trustees recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis. The Independent Trustees observed that economies of scale generally occur as assets grow. However, the Trustees considered that the New Funds had not commenced operations and will have small asset bases in the beginning and as a result, the Advisor generally must reimburse the New Funds in excess of their expense limits until they have gained sufficient assets to be self-sustaining. Considering the above, the Independent Trustees concluded that the absence of breakpoints in each New Fund’s advisory fee schedule was acceptable and that the economies that may exist as assets under management increase are adequately reflected in the Advisor’s fee structure.

F. INDIRECT BENEFITS

In evaluating fees, the Independent Trustees also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with each New Fund. In this regard, the Independent Trustees recognized that the Advisor may receive benefits from soft dollar arrangements whereby the Advisor may use a portion of the brokerage commissions paid by the New Funds to acquire research that may be useful to the Advisor in managing the New Funds, the other Wasatch Funds other clients. The Independent Trustees have reviewed at the February Meeting and/or prior meetings information concerning the Advisor’s soft dollar arrangements, including its policies for allocating brokerage commissions in exchange for brokerage and research services. In light of their experience, the Independent Trustees are familiar with the Advisor’s soft dollar arrangements and recognize that the Advisor’s profitability may be lower if the Advisor was required to pay for this research with hard dollars.

G. CONCLUSION

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Independent Trustees concluded that the terms of the New Fund Advisory Agreements were fair and reasonable, that the Advisor’s fees are reasonable in light of the services expected to be provided to each New Fund, and that the New Fund Advisory Agreements should be approved.

WASATCH FUNDS	MARCH 31, 2020 (UNAUDITED)

Service Providers

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-HOISINGTON U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

wasatchglobal.com

shareholderservice@wasatchfunds.com

WASATCHGLOBAL . COM ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS SMALL CAP MICRO CAP INTERNATIONAL EMERGING MARKETS FRONTIER MARKETS GLOBAL

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	May 29, 2020

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	May 29, 2020